Exhibit 10.1

CREDIT AGREEMENT

dated as of July 1, 2026

by and among

THE ONCOLOGY INSTITUTE, INC.,

as the Borrower,

ORBIMED OPPORTUNITIES (CA) V LLC,

as the Initial Lender,

and

ORBIMED OPPORTUNITIES (CA) V LLC,

as the Administrative Agent

TABLE OF CONTENTS

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SCHEDULES:

Schedule 1.01PC Entities

Schedule 2.1Commitments and Applicable Percentages

Schedule 6.7(a)Litigation

Schedule 6.8Existing Subsidiaries

Schedule 6.15(a)Intellectual Property

Schedule 6.15(j)Licenses and Restrictions

Schedule 6.16Material Agreements

Schedule 6.22Deposit and Disbursement Accounts

Schedule 6.23(a)Data Privacy

Schedule 8.2(a)Indebtedness to be Paid

Schedule 8.2(b)Existing Indebtedness

Schedule 8.3(b)Existing Liens

Schedule 8.5(a)Investments

Schedule 10.2Notice Information

EXHIBITS:

Exhibit A-Form of Promissory Note
Exhibit B-Form of Loan Request
Exhibit C-Form of Compliance Certificate
Exhibit D-Form of Guarantee
Exhibit E-Form of Security Agreement

Exhibit F -Form of Assignment and Assumption

Exhibit G-1-4-Form of Tax Certificates

CREDIT AGREEMENT

THIS CREDIT AGREEMENT dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), is by and among THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), ORBIMED OPPORTUNITIES (CA) V LLC, a Delaware limited liability company (the “Initial Lender”) and each other lender that may from time to time become a party hereto (each, including the Initial Lender, and together with their Affiliates, successors, transferees and assignees, the “Lenders”), and ORBIMED OPPORTUNITIES (CA) V LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). The Borrower, Lenders and the Administrative Agent are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders provide a senior term loan facility to the Borrower in an aggregate principal amount of $75,000,000 available on the Closing Date; and

WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to extend the Commitment and make the Loans to the Borrower;

NOW, THEREFORE, the parties hereto agree as follows.

Article I
DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1 Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, business line, unit of operation or division of a Person or the entry by any Loan Party into a Management Services Agreement and related PC Documents in respect of any new physician affiliated practice group, (b) the acquisition (by merger or otherwise) of in excess of fifty percent (50%) of the Capital Securities of any Person or otherwise causing any Person to become a Subsidiary of a Loan Party or (c) a merger or consolidation or any other combination with another Person.

“Administration Fee” has the meaning set forth in the Fee Letter.

“Administrative Agent” is defined in the preamble.

“Affiliate” of any Person means any other Person which, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. “Control” (and its correlatives) by any Person means (a) the power of such Person, directly or indirectly, (i) to vote 10% or more of the Voting Securities (determined on a fully diluted basis) of another Person, or (ii) to direct or cause the direction of the management and policies of such other Person (whether by contract or otherwise) or (b) ownership by such Person of 10% or more of the Capital Securities of another Person.

“Agreement” is defined in the preamble.

“Amortization Payment Date” is defined in Section 3.2.

“Applicable Margin” means 5.75%.

“Applicable Percentage” means, with respect to any Lender at any time, with respect to such Lender’s portion of the outstanding Loans at any time, the percentage of the outstanding principal amount of the Loans held by such Lender at such time. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

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“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit F hereto or any other form approved by the Administrative Agent and such Lender in its reasonable discretion.

“Authorizations” is defined in Section 6.24(b).

“Authorized Officer” means, relative to the Borrower or any of the Subsidiaries, those of its officers, general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 5.2.

“Benefit Plan” means any employee benefit plan, as defined in section 3(3) of ERISA, that either: (i) is a “multiemployer plan,” as defined in section 3(37) of ERISA, (ii) is subject to section 412 of the Code, section 302 of ERISA or Title IV of ERISA, (iii) has assets that are invested in Capital Securities of the Borrower or any Subsidiaries or any of their respective ERISA Affiliates, (iv) provides welfare benefits to terminated employees, other than to the extent required by section 4980B(f) of the Code and the corresponding provisions of ERISA or similar local law; (v) provides medical insurance, dental insurance, vision insurance, life insurance or long-term disability benefits and is not fully insured by a third-party insurance company, or (vi) provides benefits to employees whose primary place of employment is outside the United States (other than a plan sponsored by a governmental entity to which the employer’s only obligation is to make legally required contributions).

“Borrower” is defined in the preamble.

“Business Day” means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York.

“Capital Securities” means, with respect to any Person, all shares of, interests or participations in, or other equivalents in respect of (in each case however designated, whether voting or non-voting), of such Person’s capital stock, and any warrants, options, or other rights entitling the holder thereof to purchase or acquire any such capital stock, in each case whether now outstanding or issued on or after the Closing Date.

“Capitalized Lease Liabilities” means, with respect to any Person, all monetary obligations of such Person and its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as finance leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

“Cash Equivalent Investment” means, at any time:

(a)any direct obligation of (or unconditionally guaranteed by) the United States (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States) maturing not more than one year after such time;

(b)commercial paper maturing not more than one year from the date of issue, which is issued by a corporation (other than an Affiliate of the Borrower or any of its Subsidiaries) organized under the laws of any state of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody’s; or

(c)any certificate of deposit, demand or time deposit or bankers acceptance, maturing not more than one year after its date of issuance, which is issued by or placed with any bank or trust company organized under the laws of the United States (or any state thereof) and which has (x) a credit rating of A2 or higher from Moody’s or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000; or

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(d)investments in money market mutual funds at least 95% of the assets of which are comprised of securities of the types described in clauses (a) through (c) of this definition.

“Casualty Event” means the damage, destruction or condemnation, as the case may be, of property of the Borrower or any of the Subsidiaries.

“Change in Control” means and shall be deemed to have occurred if (i) any “person” or “group” (within the meaning of Rule 13d-5 of the Exchange Act) shall own, directly or indirectly, beneficially or of record, determined on a fully diluted basis, more than 50% of the Voting Securities of the Borrower; (ii) a majority of the seats (other than vacant seats) on the board of directors (or equivalent) of the Borrower shall at any time be occupied by persons who were neither (x) nominated by the board of directors of the Borrower nor (y) appointed by directors so nominated, or (iii) the Borrower shall cease to own, directly or indirectly through other wholly-owned Subsidiaries, beneficially and of record, 100% of the issued and outstanding Capital Securities of the Subsidiaries.

“Change in Law” means the occurrence, after the date of this Agreement and to the extent first becoming effective after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Closing Date” means the date of this Agreement.

“Closing Date Certificate” means a closing date certificate executed and delivered by an Authorized Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

“CMS” means the U.S. Centers for Medicare and Medicaid Services.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” has the meaning set forth in the Security Agreement.

“Collateral Assignment of PC Documents” means any collateral assignment of the PC Documents in respect of the PC Documents of one or more PC Entities, substantially in the form of the Collateral Assignment(s) of PC Documents delivered to the Administrative Agent on the Closing Date or in form and substance reasonably satisfactory to the Administrative Agent, which Collateral Assignment of PC Documents shall be made by a Loan Party in favor of the Administrative Agent, and acknowledged by the applicable PC Entity or PC Entities.

“Commitment” means, as to each Lender, such Lender’s obligation (if any) to make Loans hereunder.

“Commitment Amount” means $75,000,000.

“Compliance Certificate” means a certificate duly completed and executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto, together with such changes thereto as the Administrative Agent may from time to time request in writing for the purpose of monitoring compliance with the financial covenant contained herein.

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“Compliance Program” is defined in Section 6.24(j).

“Confidential Business Information” means trade secrets (including as defined in the Uniform Trade Secrets Act and Defend Trade Secrets Act law) and other confidential and proprietary information and all rights therein that derive economic value from being maintained as confidential and are the subject of efforts that are reasonable under the circumstances to maintain their secrecy. Examples of Confidential Business Information include (i) trade secrets, confidential business information, know-how, inventions (whether patentable or unpatentable and whether or not reduced to practice), manufacturing processes and techniques, (ii) financial, marketing and business data, pricing and cost information, business, finance and marketing plans, customer and prospective customer lists and information, and supplier and prospective supplier lists and information, and (iii) research and development information, data and other information included in or supporting Authorizations.

“Confidential Information” means any and all information or material (whether written or oral, or in electronic or other form) that, at any time before, on or after the Closing Date, has been or is provided or communicated to the Receiving Party by or on behalf of the Disclosing Party pursuant to this Agreement or in connection with the transactions contemplated hereby, and shall include the existence and terms of this Agreement.

“Consolidated Group” means Borrower, its Subsidiaries and each PC Entity.

“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding amount of the debt, obligation or other liability guaranteed thereby.

“Control” is defined within the definition of “Affiliate”.

“Controlled Account” is defined in Section 7.12.

“Controlled Substance Laws” means, collectively, the Controlled Substances Act, 21 U.S.C. 801 et seq., applicable rules and regulations issued thereunder by the DEA, and any other similar state or local requirements, including all necessary registration, recordkeeping, reporting, storage, inventory control, and security requirements for prescribing, dispensing, and administering controlled substances in a clinical setting.

“Copyright Security Agreement” means any Copyright Security Agreement executed and delivered to the Administrative Agent by the Borrower or any of the Guarantors in substantially the form of Exhibit C to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Copyrights” means all copyrights, whether statutory or common law, and all (i) registrations, renewals, revisions, extensions and applications thereof, (ii) works of authorship, including all rights of authorship, use, publication, reproduction, distribution, performance, preparation of derivative works, transformation, moral and economic rights, and (iii) foreign copyrights and any other rights corresponding thereto throughout the world.

“Data Processors” means any Third Party service providers, software developers, outsourcers, or others to which the Borrower or any of the Subsidiaries engage and allow access to Personal Data or IT Assets (including, for clarity, all information transactions stored or contained therein or transmitted thereby).

“DEA” means the United States Drug Enforcement Administration and any successor administration thereto.

“Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

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“Default” means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

“Deficit Funding Loan Agreements” means each deficit funding loan agreement (or similar agreement) between TOI Management, LLC, as lender, and the applicable PC Entity or PC Entities, as borrower, pursuant to which TOI Management, LLC may, in its discretion, make advances to such PC Entity to fund practice start-up expenses and working capital needs of such PC Entity, in each case, in form and substance substantially similar to the deficit funding loan agreements (or similar agreements) in place on the Closing Date (which shall be satisfactory to the Administrative Agent), including any such agreement entered into after the Closing Date with a new PC Entity on substantially such terms, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time to the extent not prohibited by this Agreement.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction.

“Disclosing Party” means the Party disclosing Confidential Information.

“Disposition” (or similar words such as “Dispose”) means any sale, transfer, lease, license, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the Borrower’s or any Subsidiary’s assets (including accounts receivable and Capital Securities of Subsidiaries) to any other Person (other than to the Borrower or any Guarantor) in a single transaction or series of transactions.

“Disqualified Capital Securities” shall mean any Capital Securities that, by their terms (or by the terms of any security or other Capital Securities into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Capital Securities), pursuant to a sinking fund obligation or otherwise (except as a result of a Change in Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change in Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitment), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Capital Securities) (except as a result of a Change in Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change in Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitment), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into or exchangeable for Indebtedness or any other Capital Securities that would constitute Disqualified Capital Securities, in each case, prior to the date that is ninety-one (91) days after the Maturity Date; provided that if such Capital Securities are issued pursuant to a plan for the benefit of employees of the Borrower or any of the Subsidiaries, or by any such plan to such employees, such Capital Securities shall not constitute Disqualified Capital Securities solely because they may be required to be repurchased by the Borrower or any of the Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Disqualified Lender” means (a) each Person that is a direct competitor of the Borrower or any of its Subsidiaries, in each case, that is separately identified in writing by the Borrower to the Administrative Agent and reasonably acceptable to the Administrative Agent, (b) any controlling Affiliate (other than with respect to such Affiliate at which sufficient customary barriers are in place at such entities to prevent the sharing of confidential information with respect to the Borrower with the controlled direct competitor of the Borrower) or controlled Affiliate of any such Person referred to in clause (a) above that is either (i) identified in writing to the Administrative Agent and the Lenders by the Borrower from time to time and reasonably acceptable to the Administrative Agent or (ii) clearly identifiable on the basis of such Affiliate’s name; provided that, in the case of clauses (a) and (b) above, (i) no identification of a Person as a competitor or a controlling or controlled Affiliate of a competitor shall be effective to retroactively disqualify any Person that is, at the time of such identification, already a Lender, and (x) no Person that operates as a brokerage, insurance business, pension fund (or other benefit fund), hedge fund, private equity fund, other investment fund, or investment banking, investment management, investment advisory, or similar business, (y) any non-profit research or non-profit enterprise or (z) any investment fund managed by any of the Lenders or the Administrative Agent or any Affiliate or related fund of any of the Lenders or the Administrative Agent shall constitute a Disqualified Lender, whether or not such Person owns an interest in a competitor or a controlled Affiliate of a competitor. Notwithstanding anything to the contrary contained in this Agreement, (A) the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders and (B) the Borrower (on behalf of itself and the other Loan Parties) and the Lenders acknowledge and agree that no Lender shall have any responsibility or obligation to determine whether any Lender or potential Lender is a competitor (it being understood and agreed, however, that each potential Lender shall be required to represent and warrant in the related Assignment and Assumption Agreement that such potential Lender is not a Disqualified Lender) and that the Administrative Agent shall have no liability with respect to any assignment or participation made to a Disqualified Lender.

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“Division/Series Transaction” means, with respect to any Person that is a limited liability company organized under the Laws of the State of Delaware, that any such Person (a) divides into two or more Persons (whether or not the original Person survives such division) or (b) creates, or reorganizes into, one or more series, in each case, as contemplated under the Laws of the State of Delaware.

“Environmental Laws” means all federal, state, local or international laws, statutes, rules, regulations, codes, directives, treaties, requirements, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, natural resources, Hazardous Material or health and safety matters.

“Environmental Liability” means any liability, loss, claim, suit, action, investigation, proceeding, damage, commitment or obligation, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of or affecting the Borrower or any Subsidiary directly or indirectly arising from, in connection with or based upon (i) any Environmental Law or Environmental Permit, (ii) the generation, use, handling, transportation, storage, treatment, recycling, presence, disposal, Release or threatened Release of, or exposure to, any Hazardous Materials, or (iii) any contract, agreement, penalty, order, decree, settlement, injunction or other arrangement (including operation of law) pursuant to which liability is assumed, entered into, inherited or imposed with respect to any of the foregoing.

“Environmental Permit” is defined in Section 6.7.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means, as applied to any Person, (i) any corporation that is a member of a controlled group of corporations within the meaning of section 414(b) of the Code of which that Person is a member, (ii) any trade or business (whether or not incorporated) that is a member of a group of trades or businesses under common control within the meaning of section 414(c) of the Code of which that Person is a member, or (iii) any member of an affiliated service group within the meaning of section 414(m) or 414(o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

“Erroneous Payment” is defined in Section 11.10.

“Event of Default” is defined in Section 9.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Account” is defined in Section 7.12.

“Exit Fee” has the meaning set forth in the Fee Letter.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such sections of the Code.

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“Fee Letter” means the Fee Letter, dated as of the Closing Date, among the Borrower, the Lenders and the Administrative Agent.

“Fiscal Quarter” means a quarter ending on the last day of March, June, September or December.

“Fiscal Year” means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the “2025 Fiscal Year”) refer to the Fiscal Year ending on December 31 of such calendar year.

“Foreign Lender” means a Lender that is organized under the laws of a jurisdiction outside of the United States.

“Freely Assignable” means, with respect to any Management Services Agreement, Stock Transfer Restriction Agreement, Deficit Funding Loan Agreement or other contract or agreement, such contract or agreement if (a) it does not contain express restrictions or conditions (including, without limitation, the payment of any fee) on the assignment, sale, disposition or other transfer by the applicable Loan Party party thereto (and any of its successors and assigns) of, or the granting of any Lien by the applicable Loan Party (and its successors and assigns) in, its rights, title and interest thereunder, to any other Person (including any such transfer as a result of the exercise of any such Lien therein, whether by foreclosure or otherwise), (b) under which, without obtaining the consent of any Person, no default will occur, no penalty will accrue and no violation of breach of any terms thereof will result or arise due to (x) any such granting of a Lien in such rights, title and interest of the applicable Loan Party (or any of its successors or assigns) or upon any such assignment, sale, disposition or other transfer, or (y) any change of control or change in ownership of the applicable Loan Party, and (c) otherwise, under applicable Law, it is freely assignable to third parties (or Affiliates) by the applicable Loan Party (and its successors or assigns).

“F.R.S. Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“GAAP” means generally accepted accounting principles in the United States.

“Government Payor Accounts” is defined in Section 7.12(a)(i)(C).

“Governmental Authority” means any national, supranational, federal, state, county, provincial, local, municipal or other government or political subdivision thereof, whether domestic or foreign, and any agency, authority, commission, ministry, instrumentality, regulatory body, court, tribunal, arbitrator, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to any such government.

“Guarantee” means the guarantee executed and delivered by an Authorized Officer of each Guarantor, substantially in the form of Exhibit D hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Guarantors” means, collectively, the Subsidiaries, and does not include any PC Entity.

“Hazardous Material” means any material, substance, chemical, mixture or waste which is capable of damaging or causing harm to any living organism, the environment or natural resources, including all explosive, special, hazardous, polluting, toxic, industrial, dangerous, biohazardous, medical, infectious or radioactive substances, materials or wastes, noise, odor, electricity or heat, and including petroleum or petroleum products, byproducts or distillates, asbestos or asbestos-containing materials, urea formaldehyde, polychlorinated biphenyls, radon gas, ozone-depleting substances, greenhouse gases, and all other substances or wastes of any nature regulated pursuant to any Environmental Law or as to which any Governmental Authority requires investigation, reporting or remedial action.

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“Health Care Laws” means (a) all applicable federal and state fraud and abuse laws, including but not limited to the federal Anti-Kickback Statute (42 U.S.C. (§ 1320a-7b(b)) and any similar state laws, the federal Physician Self-Referral Prohibition (commonly referred to as the “Stark Law”) (42 U.S.C. § 1395nn) and any similar state laws, the civil False Claims Act (31 U.S.C. § 3729 et seq.) and any similar state laws, Sections 1320a-7 and 1320a-7a and 1320a-7b of Title 42 of the United States Code, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (Pub. L. No. 108-173)), and the regulations promulgated pursuant to such statutes; (b) Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act as well as comparable state Medicaid statutes), CHAMPVA (38 U.S.C. § 1781 et seq.), TRICARE (10 U.S.C. § 1071 et seq.), and the regulations promulgated pursuant to such statutes; (c) all applicable Controlled Substance Laws; (d) all applicable state health care laws or regulations, including those related to the corporate practice of medicine, telemedicine, and fee-splitting; (e) all applicable state laws or regulations applicable to the practice of pharmacy; (f) all other applicable health care licensure, permitting or certification laws and regulations; (g) all applicable health care laws or regulations regulating billing for medical or pharmaceutical products or services; (h) all applicable professional standards regulating medical professionals and health care facilities, each of (a) through (g) as may be amended from time to time.

“Health Care Permit” means, with respect to any Person, a permit issued or required under Health Care Laws applicable to the business of Borrower, its Subsidiaries and the PC Entities, and necessary for providing medical and clinical services or prescribing, dispensing, and administering medications in the ordinary course of the Borrower’s and/or the PC Entities’ clinical operations under Health Care Laws.

“Hedging Obligations” means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

“herein”, “hereof”, “hereto”, “hereunder” and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

“HIPAA” means, collectively, the Health Insurance Portability and Accountability Act of 1996, Public Law 104-191, as amended by the Health Information Technology for Economic and Clinical Health Act, enacted as Title XIII of the American Recovery and Reinvestment Act of 2009, Public Law 111-5, and their implementing regulations, including but not limited to, the Standards for Privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the Security Standards for the Protection of Electronic Protected Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and C, and the Notification of Breach of Unsecured Protected Health Information requirements at 45 C.F.R. Part 160 and 164, Subparts A and D.

“Impermissible Qualification” means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of the Borrower (i) which is of a “going concern” or similar nature, (ii) which relates to the limited scope of examination of matters relevant to such financial statement, or (iii) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in Default.

“including” and “include” means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

“Indebtedness” of any Person means:

(a)all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

(b)all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person;

(c)all Capitalized Lease Liabilities of such Person and all obligations of such Person arising under Synthetic Leases;

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(d)net Hedging Obligations of such Person;

(e)all obligations of such Person in respect of Disqualified Capital Securities;

(f)whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding (i) any purchase price adjustment, royalty, earn-out, or contingent payment of a similar nature incurred in connection with an acquisition that are paid within 30 days after the conditions to such payment (other than any conditions that are simply the passage of time or the giving of notice) are met, and (ii) trade accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person), and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

(g)all Contingent Liabilities of such Person in respect of any of the foregoing.

The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Liabilities” is defined in Section 10.4.

“Indemnified Parties” is defined in Section 10.4.

“Infringement” and “Infringes” mean the infringement, misappropriation, dilution or other violation of any Intellectual Property.

“Initial Lender” is defined in the preamble.

“Insolvency Event” is defined in Section 9.1(h)(iv).

“Intellectual Property” means all intellectual property and proprietary rights of any kind, including all (i) Patents; (ii) Trademarks; (iii) Copyrights; (iv) computer software, databases, data and documentation; (v) Confidential Business Information; (vi) other intellectual property or proprietary rights; (vii) copies and tangible embodiments of any of the foregoing (in whatever form or medium); and (viii) all rights to sue at law or in equity for any past, present or future Infringement thereof, including the right to receive injunctive relief and all proceeds and damages therefrom.

“Interest Period” means, (a) initially, the period beginning on (and including) the date on which the Loan is made hereunder pursuant to Section 2.3 and ending on (and including) the last day of the month in which the Loan was made, and (b) thereafter, the period beginning on (and including) the first day of each succeeding month and ending on the earlier of (and including) (x) the last day of such month and (y) the Maturity Date.

“Investment” means, relative to any Person, (i) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person, (ii) Contingent Liabilities in favor of any other Person, and (iii) any Capital Securities held by such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

“IT Assets” means the computers and other information technology infrastructure and assets owned and controlled by the Borrower or any of the Subsidiaries.

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“Key Permits” means all Permits, including all Authorizations, which are material to the business of the Borrower and its Subsidiaries, taken as a whole.

“knowledge” of the Borrower means the knowledge of the following officers of the Borrower, and their successors: (i) Daniel Virnich, Chief Executive Officer, (ii) Stephen Cella, Senior Vice President, Finance, (iii) Rob Carter, Chief Financial Officer, and (iv) Minh Merchant, Chief Legal Officer, in each case after due inquiry.

“Laws” is defined in Section 6.17.

“Lenders” is defined in the preamble.

“Licensed Intellectual Property” means all Intellectual Property that is not Owned Intellectual Property that is licensed to, or otherwise used or held for use, by the Borrower or any Subsidiary pursuant to a contract to which they are a party.

“Licensed Personnel” is defined in Section 6.24(e).

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

“Liquidity” means, at any time, an amount determined for the Borrower and the Guarantors equal to the sum of unrestricted cash-on-hand and Cash Equivalent Investments of the Borrower and the Guarantors, to the extent held in a Controlled Account located in the United States.

“Loan Documents” means, collectively, this Agreement, the Notes, the Security Agreement, the Fee Letter, each other agreement pursuant to which the Secured Parties are granted a Lien to secure the Obligations (including any mortgages entered into pursuant to Section 7.8), the Guarantee, and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“Loan Request” means a loan request and certificate duly executed by an Authorized Officer of the Borrower substantially in the form of Exhibit B hereto.

“Loans” is defined in Section 2.1.

“Management Services” means any and all management and administrative services including, without limitation, billing and collection services, space, equipment or staffing.

“Management Services Agreements” means each management agreement or administrative services agreement (or similar agreement) between a Loan Party and one or more PC Entities pursuant to which the applicable Loan Party provides Management Services and such Loan Party is paid for such Management Services, in each case, in form and substance substantially similar to the management agreements or administrative services agreements (or similar agreements) in place on the Closing Date (which shall be satisfactory to the Administrative Agent), as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time to the extent not prohibited by this Agreement.

“Material Adverse Effect” means a material adverse effect on (i) the business, condition (financial or otherwise), operations, performance or properties of the Borrower or of the Borrower and the Subsidiaries taken as a whole, (ii) the rights and remedies of the Secured Parties under any Loan Document or (iii) the ability of the Borrower or any Subsidiary to perform its Obligations under any Loan Document.

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“Material Agreements” means (i) the Lynx Technologies Contract and Order Form, dated as of May 6, 2016, and the McKesson Specialty Health Value Program Agreement, dated July 1, 2022, in each case between McKesson Specialty Care Distribution LLC and TOI Management, LLC (as amended, restated, supplemented or otherwise modified in accordance with the terms of this Agreement); (ii) each contract or agreement to which the Borrower or any Subsidiary is a party involving an exclusive license of Intellectual Property; and (iii) all other contracts or agreements that would be required to be filed by the Borrower or any Subsidiary as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K promulgated by the SEC (whether or not the Borrower is subject to reporting requirements under the Exchange Act), in each case, excluding any employment agreements.

“Maturity Date” means July 1, 2031.

“Moody’s” means Moody’s Investors Service, Inc.

“Net Asset Sales Proceeds” means, with respect to a Disposition (other than Dispositions permitted by Section 8.8) after the Closing Date by the Borrower or any Subsidiary to any Person of any assets of the Borrower or its Subsidiaries, the excess of gross cash proceeds received by the Borrower or any Subsidiary from such Disposition over all reasonable and customary costs and expenses, including broker, investment banker, legal, accounting and other professional fees and commissions, and including Taxes paid or payable or reasonably estimated to be payable by the recipient of such proceeds, incurred in connection with such Disposition which have not been paid to the Borrower or Affiliates of the Borrower in connection therewith, and reserves for indemnification, purchase price adjustments or analogous arrangements reasonably estimated by the Borrower or the relevant Subsidiary in connection with such Disposition, so long as the amount of such excess in connection with such Dispositions exceeds $5,000,000 individually or in the aggregate through the Termination Date.

“Net Casualty Proceeds” means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower or any of its Subsidiaries in connection with such Casualty Event, other than proceeds that are used to repair or replace the assets subject to such Casualty Event within 180 days of receipt of such proceeds with respect to such Casualty Event with like or similar assets of substantially equal or better value and utility, in excess of $2,500,000, individually or in the aggregate through the Termination Date (in each case net of all reasonable and customary collection expenses thereof), but excluding any proceeds or awards required to be paid to a creditor (other than to the Administrative Agent or the Lenders) which holds a first priority Lien permitted by Section 8.3(d) on the property which is the subject of such Casualty Event.

“Net Revenue” means consolidated net revenues received by the Consolidated Group, as determined in accordance with GAAP, but in any event not including any royalty payments, milestone payments, distribution income, service payments, license income, technology transfer revenue and other similar forms of consideration, subject to the following sentence. Net Revenue shall be determined in a manner consistent with the methodologies, practices and procedures used in developing the Borrower’s audited financial statements.

“Non-Excluded Taxes” means (1) any Taxes imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any Subsidiary under any Loan Document other than (a) Taxes imposed on or measured by a Person’s net income, and franchise Taxes with respect to a Lender imposed by any Governmental Authority in each case, (i) imposed as a result of such Person being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are imposed as a result of a present or former connection between such Person and the jurisdiction imposing such Tax (other than connections arising from such Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document), (b) branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction described in paragraph (a) above, (c) any withholding tax that is imposed by the United States on amounts payable to a Foreign Lender at the time such Foreign Lender first becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender’s assignor immediately before the assignment (or such Foreign Lender immediately before it changed its lending office) was entitled, at the time of assignment (or designation of a new lending office), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 4.3(a), (d) Taxes attributable to such Recipient’s failure to comply with Section 4.3(f) or (e) any amounts imposed or payable under FATCA and (2) Other Taxes.

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“Note” means a promissory note of the Borrower payable to a Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the outstanding amount of the Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“Obligations” means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower and each Subsidiary arising under or in connection with a Loan Document and the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 9.1(h), whether or not allowed in such proceeding) on the Loans.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Option Agreements” means, solely with respect to a PC Entity organized under the laws of a state where a Stock Transfer Restriction Agreement is high risk or not permitted by applicable Law, each option agreement or other similar agreement between the applicable PC Entity or PC Entities, the applicable equity holder(s) of such PC Entity or PC Entities and the “optionee” party thereto, in form and substance satisfactory to the Administrative Agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time to the extent not prohibited by this Agreement.

“Organic Document” means, relative to the Borrower or any Subsidiary, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to the Borrower’s or any Subsidiary’s Capital Securities.

“Other Taxes” means any and all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes, or any other excise, transfer, sales or property Taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document (excluding, for the avoidance of doubt, Taxes described in clauses (1)(a), (b), (c) or (d) of the definition of Non-Excluded Taxes or any Taxes imposed with respect to an assignment by a Lender).

“Owned Intellectual Property” means all Intellectual Property that is owned or purported to be owned (solely or jointly with others) by the Borrower or any Subsidiary.

“Party” and “Parties” have the meanings set forth in the preamble.

“Patent” means any patent, and any type of patent application or invention disclosure, including all divisions, continuations, continuations in-part, provisionals, continued prosecution applications, substitutions, reissues, reexaminations, certificates following inter partes review, post-grant review or any other post-grant proceeding by any Governmental Authority, supplemental protection certificates and all other patent rights in any form and other additions in connection therewith, and all renewals and extensions of any of the foregoing, whether in or related to the United States or any foreign country or other jurisdiction.

“Patent Security Agreement” means any Patent Security Agreement executed and delivered to the Administrative Agent by the Borrower or any of the Guarantors in substantially the form of Exhibit A to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Payment Recipient” is defined in Section 11.10.

“PC Deposit Account Control Agreement” means each account control agreement for all deposit accounts of PC Entities (other than Excluded Accounts) by and among a PC Entity, the applicable depository bank or securities intermediary (as the case may be) and the applicable Loan Party, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time to the extent not prohibited by this Agreement.

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“PC Documents” means, collectively, the Management Services Agreements, the Stock Transfer Restriction Agreements, the Option Agreements, Deficit Funding Loan Agreements, and any side letters to which the Borrower, any Subsidiary or any PC Entity is party thereto.

“PC Entity” means any Person (other than a natural person) providing professional medical services if and to the extent applicable Law provides that the ownership of such Person shall be limited to appropriately licensed professionals (natural persons) who are duly licensed or otherwise legally authorized to render the specific professional services for which the Person was organized, or a business entity comprised of such licensed professionals, and which Person is party to a Management Services Agreement that is in full force and effect. The PC Entities as of the Closing Date are set forth on Schedule 1.01.

“Permits” means all permissions, qualifications, permits, licenses, registrations, certificates, orders, approvals, authorizations, consents, clearances, waivers, franchises, variances and similar rights issued by or obtained from any Governmental Authority or any other Person, including, without limitation, those relating to Environmental Laws and Authorizations.

“Permitted Acquisition” means any Acquisition by a Loan Party of all of the Capital Securities of a Target (subject to any local law requirements regarding qualifying shares) or all or substantially all of the assets of a Target, in each case, to the extent that each of the following conditions shall have been satisfied:

(a)the Borrower shall have delivered each of the following to each Lender:

(i)subject to the second to last paragraph in Section 7.1, as soon as available, executed copies of the Acquisition agreement and all material agreements and documents pursuant to which such Acquisition is to be consummated; and

(ii)to the extent required to be delivered to (and permitted to be shared by) a Loan Party or any of its Affiliates pursuant to the applicable Acquisition agreement, all required material regulatory and third party approvals;

(b)such Acquisition shall not be hostile and shall have been approved by the board of directors (or equivalent governing body) and/or the holders of Capital Securities of the Target;

(c)no Default or Event of Default shall exist at the time of the consummation of such Acquisition or after giving effect to such Acquisition and all other transactions contemplated by the applicable Acquisition agreements;

(d)the total consideration paid or payable (including all transaction costs, Indebtedness incurred, assumed and/or reflected on a consolidated balance sheet of the Loan Parties and their Subsidiaries after giving effect to such Acquisition and the maximum amount of all deferred payments, including earn-outs, bonuses and other contingent payment obligations, valued at the maximum amount of such potential liability) for all Acquisitions consummated shall not exceed $25,000,000 for any one Acquisition or series of related Acquisitions and $50,000,000 in the aggregate for any fiscal year of the Borrower;

(e)(i) the Target, the Target’s Subsidiaries and their respective assets and properties and the Capital Securities of the Target and the Target’s Subsidiaries shall be in compliance with Section 7.8 and the applicable provisions of the Security Agreement and the other Loan Documents and all actions in connection therewith shall have been taken and completed in a manner reasonably acceptable to the Administrative Agent; (ii) to the extent required by the Loan Documents, the Target and its Subsidiaries shall have become Guarantors under the Loan Documents and have executed and delivered such documents reasonably requested by the Administrative Agent in connection therewith and (iii) all other actions shall have been taken that are necessary or reasonably requested by the Administrative Agent in writing to (A) to the extent required by the Loan Documents, provide a first priority Lien to the Administrative Agent (for the benefit of the Secured Parties) in the assets and properties of the Target and its Subsidiaries and the Capital Securities of the Target and its Subsidiaries and (B) effectuate the foregoing in this clause (e);

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(f)all transactions in connection with such Acquisition shall be consummated, in all material respects, in accordance with all applicable Laws and in conformity with all material applicable Authorizations and all material applicable Authorizations shall have been obtained;

(g)the Target shall be in the same business or lines of business in which the Borrower and its Subsidiaries are engaged as of the Closing Date, and shall be a physician affiliated practice group for which the Borrower or any other Loan Party is entering into a management services arrangement, in each case, substantially consistent with other such Acquisitions made by the Borrower and its Subsidiaries prior to the Closing Date;

(h)at the time of, and after giving effect to, such Acquisition and all other transactions contemplated by the applicable Acquisition documents, all representations and warranties in the Loan Documents shall be true, correct and complete in all material respects (without duplication of any materiality qualifier contained therein); and

(i)the Administrative Agent shall have received a certificate, in form reasonably satisfactory to the Administrative Agent, signed by an Authorized Officer and certifying that all the conditions set forth in this definition of “Permitted Acquisition” have been satisfied.

“Permitted Revolving Credit Facility Indebtedness” means Indebtedness with respect to an accounts receivable asset-based revolving credit facilities in an aggregate principal amount not to exceed $25,000,000 provided by a commercial bank or private credit fund acceptable to the Administrative Agent organized under the laws of the United States (or any state thereof) which has recognized standing and a combined capital and surplus greater than $500,000,000; provided that (i) the financing terms, covenants, termination events and other provisions thereof shall be substantially market terms for similar facilities of reasonably similar size, including the provision of a customary “borrowing base” concept, (ii) the principal amount of all such Indebtedness shall not exceed, in an aggregate amount at any time outstanding, $25,000,000, (iii) immediately before and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall exist or result therefrom and (iv) immediately before and after giving effect to the incurrence of such Indebtedness, the Borrower shall be in pro forma compliance with the financial covenant set forth in Section 8.4.

“Permitted Subordinated Indebtedness” means Indebtedness incurred after the Closing Date by the Borrower or the Subsidiaries that is (i) subordinated to the Obligations and all other Indebtedness owing from the Borrower or the Subsidiaries to the Secured Parties pursuant to a written subordination agreement satisfactory to the Administrative Agent in its sole discretion and (ii) in an amount and on terms approved by the Administrative Agent in its sole discretion.

“Person” means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Personal Data” means any information that relates to an identifiable natural person or that is otherwise considered personally identifiable information or personal data under applicable Privacy Laws, including Protected Health Information.

“Prime Rate” means (a) the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the per annum interest rate published by the F.R.S. Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the F.R.S. Board (as determined by the Administrative Agent) minus (b) 1.00%; provided that if the Prime Rate shall be less than 3.00%, such rate shall be deemed to be 3.00% for the purposes of this Agreement.

“Privacy Laws” means, to the extent applicable to the Borrower: (a) each applicable Law regarding the protection or processing of Personal Data, including HIPAA, standards, direct marketing, online behavioral advertising, e-mails, text messages or telemarketing, data localization; (b) industry self-regulatory principles that are binding on the Borrower, including, if applicable, the Payment Card Industry Data Security Standard; and (c) material contracts that pertain to the processing of Personal Data.

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“Protected Health Information” has the same meaning as “protected health information” in 45 C.F.R. § 160.103.

“Purchase Money Indebtedness” means Indebtedness (a) consisting of the deferred purchase price for equipment incurred in connection with the acquisition of such equipment, where the amount of such Indebtedness does not exceed the greater of (i) the cost of the equipment being financed and (ii) the fair market value of such equipment; and (b) incurred to finance such acquisition by the Borrower or any Subsidiary of such equipment; provided that such Indebtedness must be incurred prior to such acquisition.

“Qualified Capital Securities” means any Capital Securities that are not Disqualified Capital Securities.

“Receiving Party” means the Party receiving Confidential Information.

“Recipient” is defined in Section 10.14.

“Register” is defined in Section 10.10.

“Related Parties” means the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of the Borrower and the Subsidiaries.

“Release” means any releasing, disposing, discharging, injecting, spilling, leaking, leaching, pumping, pouring, dumping, depositing, emitting, escaping, emptying, seeping, dispersal, migrating or placing, including movement through, into or upon the environment or any natural or man-made structure.

“Repayment Premium” has the meaning set forth in the Fee Letter.

“Restricted Payment” means (i) the declaration or payment of any dividend on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any class of Capital Securities of the Borrower or any Subsidiary or any warrants, options or other right or obligation to purchase or acquire any such Capital Securities, whether now or hereafter outstanding, or (ii) the making of any other distribution in respect of such Capital Securities, in each case either directly or indirectly, whether in cash, property or obligations of the Borrower or any Subsidiary or otherwise.

“S&P” means S&P Global Ratings, a S&P Financial Services LLC business, and any successor thereto.

“Sanctions” means any international economic sanction administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury or other relevant sanctions authority.

“SEC” means the Securities and Exchange Commission.

“Secured Parties” means the Lenders and the Administrative Agent.

“Security Agreement” means the Pledge and Security Agreement executed and delivered by each of the parties thereto, substantially in the form of Exhibit E hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

“SOFR Administrator” means the CME Group Benchmark Administration Limited (CBA), as administrator of the forward-looking term secured overnight financing rate (or a successor administrator).

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“SOFR Rate” means, for any Interest Period, the forward-looking one-month term rate based on the secured overnight financing rate on the day (such day, the “SOFR Rate Determination Date”) that is two (2) Business Days prior to the first day of any Interest Period, with the rate, or methodology for this rate, and conventions for this rate being established by the Administrative Agent in accordance with the “1 Month CME Term SOFR” published on the SOFR Administrator’s website at https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html or any successor or successor page thereto established by the SOFR Administrator (as calculated by the Administrative Agent and rounded upwards, if necessary, to the nearest 1/1,000 of 1%); provided that if as of 5:00 p.m. on any SOFR Rate Determination Date, such 1 Month CME Term SOFR has not been published on the SOFR Administrator’s website, then the SOFR Rate for the related Interest Period will be the 1 Month CME Term SOFR as published on the SOFR Administrator’s website on the first preceding Business Day for which 1 Month CME Term SOFR was published on the SOFR Administrator’s website so long as such first preceding Business Day is not more than three (3) Business Days prior to such SOFR Rate Determination Date.

“SOFR Rate Determination Date” is defined within the definition of “SOFR Rate”.

“Solvent” means, with respect to any Person as of any date of determination, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, to the extent required under GAAP contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, (iv) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which the property of such Person would constitute an unreasonably small capital and (v) such Person has not executed this Agreement or any other Loan Document, or made any transfer or incurred any Obligations hereunder or thereunder, with actual intent to hinder, delay or defraud either present or future creditors. The amount of Contingent Liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

“Stock Transfer Restriction Agreements” means each membership interest transfer restriction agreement, unit transfer restriction agreement, stock transfer restriction agreement or other similar agreement between the applicable Loan Party, the applicable PC Entity or PC Entities and the applicable equity holder(s) of such PC Entity or PC Entities, in form and substance substantially similar to the unit transfer restriction agreements in place on the Closing Date (which shall be satisfactory to the Administrative Agent), as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time to the extent not prohibited by this Agreement.

“Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more Subsidiaries of such Person, or by one or more Subsidiaries of such Person. Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to a Subsidiary of the Borrower. For avoidance of doubt, no Subsidiary of the Borrower shall include any PC Entity.

“Swap Contract” means any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Sweep Agreement” is defined in Section 7.12(a)(i)(C).

“Synthetic Lease” means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is not a finance lease in accordance with GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

“Target” means any Person or business unit, product line, division or asset group of any such Person acquired or proposed to be acquired in an Acquisition.

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“Taxes” means all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings (including backup withholding), now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, linkage differentials, additions to tax, penalties or similar liabilities with respect thereto.

“Termination Date” means the date on which all Obligations (other than inchoate indemnity obligations) have been paid in full in cash and the Commitment shall have terminated.

“Third Party” means any Person other than the Borrower or any of the Subsidiaries.

“Third Party Payor” means any public or private entity that provides a health insurance, medical service, prescription drug, or health plan by contract or agreement including, but not limited to, Medicare, Medicaid, TRICARE, state government insurers, private insurers (including Blue Cross and/or Blue Shield), managed care plans, and any other person or entity which presently or in the future maintains Third Party Payor Programs.

“Third Party Payor Programs” means all programs offered by Third Party Payors in which the Borrower, any Subsidiary or any PC Entity participates or is enrolled (including, without limitation, Medicare, Medicaid, TRICARE, CHAMPVA or any other federal or state health care programs, as well as private insurers (including Blue Cross and/or Blue Shield), managed care plans, or any other program that reimburses for health care items or services).

“Total Credit Exposure” means, as to any Lender on any date, (i) the aggregate outstanding principal amount of the Loans of such Lender after giving effect to any borrowings and prepayments or repayments of any Loans occurring on such date, plus (ii) the unfunded amount of such Lender’s Commitments that remains outstanding under this Agreement.

“Trademark” means any trademark, service mark, trade name, logo, symbol, trade dress, domain name, corporate name or other indicator of source or origin, and all applications, registrations and renewals therefor, together with all of the goodwill associated therewith.

“Trademark Security Agreement” means any Trademark Security Agreement executed and delivered to the Administrative Agent by the Borrower or any of the Guarantors substantially in the form of Exhibit B to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to any Secured Party pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any financing statement relating to such perfection or effect of perfection or non-perfection.

“United States” or “U.S.” means the United States of America, its fifty states and the District of Columbia.

“Upfront Fee” has the meaning set forth in the Fee Letter.

“U.S. Tax Compliance Certificate” is defined in Section 4.3(f).

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

“wholly owned Subsidiary” means any direct or indirect Subsidiaries of the Borrower, all of the outstanding Capital Securities of which (other than any director’s qualifying shares or investments by foreign nationals mandated by applicable laws) are owned directly or indirectly by the Borrower.

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“Withholding Agent” means the Borrower and the Administrative Agent.

SECTION 1.2 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the schedules attached hereto.

SECTION 1.3 Cross-References. Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

SECTION 1.4 Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 8.4 and the definitions used in such calculations) shall be made, in accordance with GAAP as in effect from time to time; provided that, if either the Borrower or the Lenders request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or the application thereof, then such provision shall be interpreted on the basis of GAAP in effect and applied immediately before such change shall have become effective until such request shall have been withdrawn or such provision amended in accordance herewith. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and the Subsidiaries, in each case without duplication.

Article II
COMMITMENT AND BORROWING PROCEDURES

SECTION 2.1 Commitment. On the terms and subject to the conditions of this Agreement, each Lender severally agrees to make its portion of a term loan (the “Loan”) to the Borrower on the Closing Date in an amount equal to (but not less than) such Lender’s Commitment Amount. No amounts paid or prepaid with respect to the Loans may be reborrowed.

SECTION 2.2 Borrowing Procedure. The Borrower may irrevocably request that the Loan be made by delivering to the Administrative Agent a Loan Request on or before 12:00 p.m. (Pacific time) on a Business Day at least one Business Day prior to the proposed Closing Date.

SECTION 2.3 Funding. After receipt of the Loan Request for the Loan, the Administrative Agent shall promptly notify each Lender of the amount of such Lender’s portion of the Loan. Each Lender shall, on the Closing Date and subject to the terms and conditions hereof, make the requested proceeds of such Lender’s portion of the Loan available to or as instructed by the Administrative Agent. Upon satisfaction or waiver of the applicable conditions set forth in Article V, the Administrative Agent shall make all funds so received available to the Borrower by wire transfer to the account the Borrower shall have specified in its Loan Request in an amount equal to (but not less than) the Lenders’ applicable Commitment Amount. It is understood that (i) no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender severally but not jointly shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder and (ii) failure by a Lender to perform any of its obligations under any of the Loan Documents shall not release any Person from performance of its obligation under any Loan Document.

SECTION 2.4 Reduction of the Commitment Amounts. The Commitment Amount shall automatically and permanently be reduced to zero on the Closing Date (immediately after the making of the Loan on such date).

Article III
REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

SECTION 3.1 Repayments and Prepayments; Application. The Borrower agrees that the Loans, and any fees or interest accrued or accruing thereon, shall be repaid and prepaid solely in U.S. dollars in accordance with Section 4.4(a) pursuant to the terms of this Article III.

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SECTION 3.2 Amortization; Repayments and Prepayments. Commencing with the first Fiscal Quarter ending after the 36-month anniversary of the Closing Date, the Borrower shall repay the outstanding principal amount of the Loans on the last day of each Fiscal Quarter (provided that if such day is not a Business Day, then such repayment shall be made on the next succeeding Business Day) (each such date, an “Amortization Payment Date”), in equal quarterly installments in each case equal to 7.50% of the principal amount of the Loans outstanding as of the 36-month anniversary of the Closing Date, together with the applicable Repayment Premium and Exit Fee, unless sooner required to be repaid pursuant to the terms of this Agreement.

The Borrower shall repay in full the unpaid principal amount of the Loans on the Maturity Date; provided that at any time prior to the Maturity Date, payments and prepayments of the Loans shall also be made as set forth below:

(a) The Borrower shall have the right, with at least three Business Days’ notice to the Administrative Agent, at any time and from time to time to prepay any unpaid principal amount of the Loans, in whole or in part, together with the applicable Repayment Premium and the Exit Fee.

(b) Within five Business Days of receipt by the Borrower or any Subsidiary of any (i) Net Casualty Proceeds or (ii) Net Asset Sales Proceeds, the Borrower shall notify the Administrative Agent and the Lenders thereof. If requested by the Lenders, the Borrower shall within ten (10) Business Days of such request make a mandatory prepayment of the Loans, in an amount equal to 100% of the amount of such Net Casualty Proceeds or Net Asset Sales Proceeds (or such lesser amount as the Lenders may specify on the date of such request), together with the applicable Repayment Premium and the Exit Fee, to be applied as set forth in Section 3.3.

(c) The Borrower shall repay the Loans in full immediately upon any acceleration of the Maturity Date thereof pursuant to Section 9.2 or Section 9.3, unless, pursuant to Section 9.3, only a portion of the Loans is so accelerated (in which case the portion so accelerated shall be so repaid), in each case together with the applicable Repayment Premium and the Exit Fee.

SECTION 3.3 Application. Amounts repaid or prepaid in respect of the outstanding principal amount of the Loans pursuant to Section 3.2 shall be applied to the Loans.

SECTION 3.4 Interest Rate.

(a) During each Interest Period, interest payable in cash by the Borrower shall accrue on the Loans during such Interest Period at a rate per annum equal to the higher of (x) the SOFR Rate for such Interest Period and (y) 3.00% plus, in either case, the Applicable Margin.

(b) The interest rate shall be recalculated and, if necessary, adjusted for each Interest Period, in each case pursuant to the terms hereof.

SECTION 3.5 Default Rate. At all times commencing upon the date any Event of Default occurs, and continuing until such Event of Default is no longer continuing, the Applicable Margin shall be increased by 5.00% per annum.

SECTION 3.6 Payment Dates. Interest accrued on the Loans shall be payable in cash, without duplication:

(a) on the Maturity Date therefor;

(b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

(c) on the last day of each month; provided that if such day is not a Business Day, then such payment shall be made on the next succeeding Business Day; and

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(d) on that portion of the Loans that is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration.

Interest accrued on the Loans or other monetary Obligations after the date such amount is due and payable (whether on the Maturity Date, upon acceleration or otherwise) shall be payable upon written demand.

SECTION 3.7 Fee Letter. The Borrower shall pay to (a) the Administrative Agent the Administration Fee as set forth in the Fee Letter and (b) the Lenders (or to the Administrative Agent for the account of the applicable Lenders) such fees in the amounts and at such times specified in the Fee Letter.

Article IV
SOFR RATE AND OTHER PROVISIONS

SECTION 4.1 Increased Costs, Etc. The Borrower agrees to reimburse the Lenders for any increase in the cost to the Lenders of, or any reduction in the amount of any sum receivable by the Lenders in respect of, the Lenders’ Commitments and the making, continuation or maintaining of the Loans hereunder that may arise in connection with any Change in Law, except for such changes with respect to increased capital costs and Taxes which are governed by Section 4.2 and Section 4.3, respectively. The Administrative Agent shall notify the Borrower in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate the Lenders for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to the Administrative Agent for the accounts of the Lenders within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower. The Borrower shall not be required to compensate the Administrative Agent or any Lender pursuant to this Section for any increased costs or reductions incurred or suffered more than 180 days prior to the date that the Borrower is notified of the Change in Law giving rise thereto and the intention of the Administrative Agent and such Lender to claim compensation therefor; provided that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 4.2 Increased Capital Costs. If any Change in Law affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person’s capital as a consequence of the Commitments or the Loans made by it hereunder is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon written notice from time to time by such Lender to the Borrower, the Borrower shall within five days following receipt of such notice pay directly to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return; provided, that the Borrower shall not be required to compensate any Lender pursuant to this Section for reduced return with respect to any period occurring more than 180 days prior to the date that the Borrower is notified of the Change in Law giving rise thereto and the intention of such Lender to claim compensation therefor; provided further that if the Change in Law giving rise to such reduced return is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. A statement of such Lender as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

SECTION 4.3 Taxes. The Borrower covenants and agrees as follows with respect to Taxes.

(a) Any and all payments by the Borrower or any of the Subsidiaries under any Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes, except as required by applicable Law. In the event that any Taxes are imposed and required to be deducted or withheld by applicable Law (as determined in the good faith discretion of the Withholding Agent) from any payment required to be made by the Borrower or any of the Subsidiaries to or on behalf of a Lender under any Loan Document, then:

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(i) if such Taxes are Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary so that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for in such Loan Document; and

(ii)the Withholding Agent of such payment shall withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a)(i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable Law.

(b) In addition, the Borrower shall pay all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable Law.

(c) As promptly as practicable after the payment of any Taxes required to be paid by the Borrower under Section 4.3(a) or (b), and in any event within 45 days of any such payment being due, the Borrower shall furnish to the Administrative Agent and such Lender a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes.

(d) The Borrower shall indemnify the Administrative Agent or such Lender, as the case may be, for any Non-Excluded Taxes and Other Taxes (including Non-Excluded Taxes and Other Taxes imposed or asserted on or attributable to amounts payable under Section 4.3(a)(i)) levied, imposed or assessed on the Administrative Agent or such Lender, or required to be withheld or deducted from a payment to the Administrative Agent or such Lender, as well as any reasonable expenses arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority. Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by the Administrative Agent or such Lender, the Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority. In addition, the Borrower shall indemnify the Administrative Agent or each Lender for any incremental Taxes that may become payable by the Administrative Agent or such Lender as a result of any failure of the Borrower to pay any such Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent or such Lender, pursuant to clause (c), documentation evidencing the payment of Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by the Administrative Agent or a Lender or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 10 days after the date the Administrative Agent or such Lender makes written demand therefor. The Borrower acknowledges that any payment made to the Administrative Agent or a Lender or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.

(e) The Loans are deemed to be made with original issue discount for U.S. federal income tax purposes. Requests for information regarding the issue price, amount of original issue discount, issue date and yield to maturity on the Loans shall be directed to the Borrower care of Aman Bukhari at AmanBukhari@theoncologyinstitute.com.

(f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (f)(ii)(A), (ii)(B) and (ii)(D) of this Section 4.3) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

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(ii) Without limiting the generality of the foregoing,

(A)	any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent before the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)	any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)	in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)	executed copies of IRS Form W-8ECI or any successor form;

(3)	in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor form); or

(4)	to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E (or, in each case, any successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9 (or any successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner;

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(C)	any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)	if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. Each Foreign Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose).

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

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SECTION 4.4 Payments, Computations; Proceeds of Collateral, Etc.

(a) Unless otherwise expressly provided in a Loan Document, all payments by the Borrower pursuant to each Loan Document shall be made without setoff, deduction or counterclaim not later than 10:00 a.m. on the date due in same day or immediately available funds, marked for attention as indicated, or in such other manner or to such other account as the Administrative Agent may from time to time direct in writing. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate Person promptly following receipt. Except as otherwise set forth herein, all repayments or prepayments of Loans and payment of fees and interest shall be made to the Lenders on a pro rata basis in accordance with their respective Applicable Percentages. Funds received after 10:00 a.m. on any day shall be deemed to have been received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. All interest and fees shall be computed on the basis of the actual number of days occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Payments due on other than a Business Day shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

(b) All amounts received as a result of the exercise of remedies under the Loan Documents (including from the proceeds of collateral securing the Obligations) or under applicable Law shall be applied upon receipt to the Obligations in accordance with Section 9.4 hereof.

(c) The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 10.4(b) are several and not joint. The failure of any Lender to make any Loan or to make any payment under Section 10.4(b) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Section 10.4(b).

(d) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(e) If any Lender shall, by exercising any right of setoff or otherwise, obtain payment in respect of any principal of or interest on its portion of any of the Loans, any Exit Fee, the Upfront Fee, or any Repayment Premium in connection therewith resulting in such Lender’s receiving payment of a proportion of the aggregate amount of the Loans and accrued interest thereon and any Exit Fee, the Upfront Fee, or Repayment Premium in connection therewith greater than its Applicable Percentage thereof as provided herein, then such Lender shall (x) notify the Administrative Agent of such fact and (y) purchase (for cash at face value) participations in the portions of the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of, accrued interest on and any Exit Fee, the Upfront Fee, or Repayment Premium in connection with their respective portions of the Loans and other amounts owing them; provided that:

(i)	if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)	the provisions of this Section 4.4(e) shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its portion of the Loans to any assignee or participant, other than an assignment to a Borrower or any Guarantor (as to which the provisions of this Section shall apply).

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The Borrower, on behalf of itself and the Guarantors, hereby consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower or such Guarantor rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower or such Guarantor in the amount of such participation.

SECTION 4.5 Setoff. Each Lender shall, upon the occurrence and during the continuance of any Default described in clauses (i) through (iv) of Section 9.1(h) or, upon the occurrence and during the continuance of any Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or on behalf of such Lender. Each Lender agrees promptly to notify the Borrower after any such appropriation and application made by such Lender; provided that, the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 4.5 are in addition to other rights and remedies (including other rights of setoff under applicable Law or otherwise) which such Lender may have.

SECTION 4.6 SOFR Rate Not Determinable.

(a) If prior to the commencement of any Interest Period for a Loan, the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Lenders notify the Administrative Agent that they have determined, that adequate and reasonable means do not exist for ascertaining the SOFR Rate for such Interest Period, then the Administrative Agent shall give notice thereof to the Borrower as promptly as practicable and, until the Administrative Agent notifies (if applicable, upon the instruction of the Lenders) the Borrower that the circumstances giving rise to such notice no longer exist, (i) the Loans shall bear interest calculated pursuant to Section 3.4 but using the Prime Rate instead of the SOFR Rate and (ii) the continuation of any outstanding Loan or the extension of a new Loan hereunder shall be made with interest calculated pursuant to Section 3.4 but using the Prime Rate instead of the SOFR Rate.

(b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Lenders notify the Administrative Agent that they have determined, that (i) the circumstances set forth in Section 4.6(a) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in Section 4.6(a) have not arisen but the supervisor for the administrator of the SOFR Rate has made a public statement identifying a specific date after which the SOFR Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent (at the direction of the Lenders) shall establish an alternate rate of interest to that based on the SOFR Rate that gives due consideration to the then-prevailing market convention for determining a rate of interest for loans in the United States at such time, and the Lenders and the Borrower shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes as the Lenders may determine to be appropriate. Until an alternate rate of interest shall be determined in accordance with this Section 4.6(b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 4.6(b), only to the extent the SOFR Rate for such Interest Period is not available or published at such time on a current basis), Section 4.6(a) shall be applicable.

Article V
CONDITIONS TO MAKING THE LOANS

SECTION 5.1 Credit Extensions. The obligation of each Lender to make its portion of the Loan shall be subject to the execution and delivery of this Agreement by the parties hereto and the Fee Letter by the parties hereto, the delivery of a Loan Request as requested pursuant to Section 2.2, and the satisfaction of each of the conditions precedent set forth below in this Article V.

SECTION 5.2 Secretary’s Certificate, Etc. The Administrative Agent and the Lenders shall have received from the Borrower and each Subsidiary party to a Loan Document, (i) a copy of a good standing certificate (or any equivalent document in the jurisdiction of organization of the relevant Person), dated within thirty (30) days of the Closing Date, for each such Person and (ii) a certificate, dated as of the Closing Date, duly executed and delivered by such Person’s Secretary or Assistant Secretary, managing member or general partner, or other Authorized Officer, as applicable, as to:

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(a) resolutions of each such Person’s board of directors or a duly authorized committee thereof (or other managing body, in the case of a Person other than a corporation) and any other corporate resolutions required by applicable Law or pursuant to such Person’s Organic Documents, each of which shall be then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

(b) the incumbency and signatures of those of its officers, managers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and

(c) the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates the Administrative Agent and each Lender may conclusively rely until the Administrative Agent shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

SECTION 5.3 Closing Date Certificates. The Administrative Agent and each Lender shall have received a Closing Date Certificate, dated as of the Closing Date, and duly executed and delivered by an Authorized Officer of the Borrower, in which the Borrower shall agree and acknowledge, as of such date, that the statements made therein shall be deemed in all material respects to be true and correct representations and warranties (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, each of which representation or warranty is true and correct in all respects) of the Borrower as of such date (except to the extent that they relate specifically to an earlier date, in which case they are true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, each of which representation or warranty is true and correct in all respects) on and as of such earlier date), and, at the time such certificate is delivered, such statements shall in fact be true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, each of which representation or warranty is true and correct in all respects), and such statements shall include that (i) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, each of which representation or warranty is true and correct in all respects), (ii) no Default shall have then occurred and be continuing, or would result from the Loans to be advanced on the Closing Date, and (iii) all of the conditions set forth in this Article V have been satisfied. All documents and agreements required to be appended to the Closing Date Certificate, if any, shall be in form and substance satisfactory to the Administrative Agent and the Lenders, shall have been executed and delivered by the requisite parties, and shall be in full force and effect.

SECTION 5.4 Payment of Outstanding Indebtedness, Etc. All Indebtedness identified in Schedule 8.2(a), together with all interest, all prepayment premiums and all other amounts due and payable with respect thereto, shall have been paid in full from the proceeds of the Loan and the commitments in respect of such Indebtedness shall have been terminated, and all Liens securing payment of any such Indebtedness shall have been released and the Administrative Agent shall have received all UCC Form UCC-3 termination statements or other instruments (including customary payoff letters) as may be suitable or appropriate in connection therewith.

SECTION 5.5 Delivery of Note. Each Lender shall have received a Note duly executed and delivered by an Authorized Officer of the Borrower.

SECTION 5.6 Financial Information, Etc. The Administrative Agent and each Lender shall have received:

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(a) audited consolidated financial statements of the Borrower and the Subsidiaries for the Fiscal Year ended December 31, 2025;

(b) unaudited consolidated balance sheets of the Borrower and the Subsidiaries for the Fiscal Quarter ended March 31, 2026, together with the related statements of operations and comprehensive loss, redeemable convertible preferred stock and stockholders’ deficit and cash flows for the three months then ended; and

(c) such other financial information as to the Borrower and the Subsidiaries and their respective businesses, assets and liabilities as the Administrative Agent may reasonably request in writing.

SECTION 5.7 Compliance Certificate. The Administrative Agent and the Lenders shall have received an initial Compliance Certificate on a pro forma basis as if the Loan had been made as of March 31, 2026 and as to such items therein as the Administrative Agent or any Lenders reasonably requests in writing, dated the Closing Date, duly executed (and with all schedules thereto duly completed) and delivered by the chief financial or accounting Authorized Officer of the Borrower.

SECTION 5.8 Solvency, Etc. The Administrative Agent and the Lenders shall have received a solvency certificate duly executed and delivered by the chief financial or accounting Authorized Officer of the Borrower, dated as of the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

SECTION 5.9 Guarantee. The Administrative Agent and the Lenders shall have received executed counterparts of the Guarantee, dated as of the date hereof, duly executed and delivered by each Guarantor.

SECTION 5.10 Security Agreements. The Administrative Agent and the Lenders shall have received executed counterparts of the Security Agreement, dated as of the date hereof, duly executed and delivered by the Borrower and each Guarantor, together with:

(a) certificates (in the case of Capital Securities that are securities (as defined in the UCC)) evidencing all of the issued and outstanding Capital Securities owned by the Borrower or any Guarantor in any Subsidiary of the Borrower, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, in the case of Capital Securities that are uncertificated securities (as defined in the UCC), confirmation and evidence satisfactory to the Administrative Agent that the security interest therein has been transferred to and perfected by the Administrative Agent in accordance with Articles 8 and 9 of the UCC and all laws otherwise applicable to the perfection of the pledge of such Capital Securities;

(b) financing statements suitable in form for naming the Borrower and each Guarantor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests of the Secured Parties pursuant to the Security Agreement;

(c) UCC Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (i) in any assets of the Borrower or any Subsidiary, or (ii) securing any of the Indebtedness identified in Schedule 8.2(a), together with such other UCC Form UCC-3 termination statements as the Administrative Agent and the Lenders may reasonably request, in writing, from the Borrower or any Subsidiary;

(d) subject to Section 7.18, landlord access agreements and bailee letters in form and substance reasonably satisfactory to the Administrative Agent and the Lenders from each landlord to the Borrower or any Guarantor and each other Person that has possession of any books and records, or more than $500,000 of other Collateral; and

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(e) subject to Section 7.18, evidence that all deposit accounts, lockboxes, disbursement accounts, investment accounts or other similar accounts of the Borrower and each Guarantor are Controlled Accounts (other than Excluded Accounts).

SECTION 5.11 Intellectual Property Security Agreements. The Administrative Agent and the Lenders shall have received a Trademark Security Agreement, as applicable, each dated as of the Closing Date, duly executed and delivered by the Borrower or any Guarantor that, pursuant to the Security Agreement, is required to provide such intellectual property security agreements to the Administrative Agent for the benefit of the Secured Parties.

SECTION 5.12 Opinions of Counsel. The Administrative Agent and the Lenders shall have received an opinion, dated the Closing Date and addressed to the Administrative Agent and the Lenders, from DLA Piper LLP (US), counsel to the Borrower and the Guarantors, in form and substance satisfactory to the Administrative Agent and the Lenders.

SECTION 5.13 Insurance. The Administrative Agent and the Lenders shall have received certified copies of the insurance policies (or binders in respect thereof), from one or more insurance companies reasonably satisfactory to the Administrative Agent, evidencing coverage required to be maintained pursuant to each Loan Document, with the Administrative Agent named as lender’s loss payee or additional insured, as applicable.

SECTION 5.14 Closing Fees, Expenses, Etc. The Administrative Agent and each Lender, as applicable, shall have received for its own account (i) all fees, costs and expenses due and payable pursuant to Section 10.3 and (ii) all fees due and payable on the Closing Date pursuant to this Agreement and the Fee Letter.

SECTION 5.15 Anti-Terrorism Laws. The Administrative Agent and each Lender, as applicable, shall have received, as applicable, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S.A. Patriot Act and any other foreign or local Laws.

SECTION 5.16 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any Subsidiary shall be satisfactory in form and substance to the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders shall have received all information, approvals, resolutions, opinions, documents or instruments as the Administrative Agent or any Lender may reasonably request in writing.

SECTION 5.17 PC Documents. Receipt by the Administrative Agent of:

(a) executed counterparts of each Collateral Assignment of PC Documents, each properly executed by an Authorized Officer of the applicable Loan Party, in each case in form and substance satisfactory to the Administrative Agent and the Lenders;

(b) copies of (A) all duly executed PC Documents of each PC Entity and (B) with respect to all deposit accounts of PC Entities (other than Excluded Accounts), all duly executed PC Deposit Account Control Agreements in favor of a Loan Party that has a power of attorney over such deposit account; and

(c) consents by each PC Entity under its respective Management Services Agreement to the Collateral Assignment of PC Documents by each applicable Loan Party.

SECTION 5.18 Material Adverse Effect. From December 31, 2025 until the Closing Date, no event, change, circumstance, effect or other matter shall have occurred that could reasonably be expected to have a Material Adverse Effect.

Article VI
REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans hereunder, the Borrower represents and warrants to the Administrative Agent and the Lenders, that:

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SECTION 6.1 Organization, Etc. The Borrower, each Subsidiary and each PC Entity (a) is validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification (unless the failure to so qualify as a foreign entity could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), and (b) has full power and authority and holds all requisite governmental licenses, permits, clearances and other approvals required (i) to enter into and perform its obligations under each Loan Document and PC Document to which it is a party, and (ii) to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

SECTION 6.2 Due Authorization, Non-Contravention, Etc. The execution, delivery and performance by (i) the Borrower and each Subsidiary of each Loan Document executed or to be executed by it, and (ii) each party to each PC Document of each such PC Document executed or to be executed by it, are in each case within such Person’s corporate or organizational powers, have been duly authorized by all necessary corporate or organizational action, and do not:

(a) contravene (i) such Person’s Organic Documents, (ii) any court decree or order binding on or affecting such Person or (iii) in any material respect, any applicable Law or governmental regulation binding on or affecting such Person; or

(b) result in (i) or require the creation or imposition of any Lien on the Borrower’s, any Subsidiary’s or any PC Entity’s properties (except as permitted by this Agreement) or (ii) a material default under any contract, agreement, or instrument binding on or affecting the Borrower, any Subsidiary or any PC Entity.

SECTION 6.3 Government Approval, Regulation, Etc. No authorization or approval, clearance or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect) is required for the due execution, delivery or performance (i) by the Borrower or any Subsidiary of any Loan Document to which it is a party, or (ii) by each party to each PC Document of such PC Document to which it is a party.

SECTION 6.4 Validity, Etc. Each Loan Document and PC Document to which the Borrower, any Subsidiary and any PC Entity is a party constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

SECTION 6.5 Financial Information. The consolidated financial statements of the Consolidated Group furnished to the Administrative Agent and the Lenders pursuant to Sections 5.6 and 7.1 have been prepared in accordance with GAAP in all material respects, consistently applied, and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

SECTION 6.6 No Material Adverse Change. Since December 31, 2025, there has been no event, change, circumstance, effect or other matter that has had a Material Adverse Effect.

SECTION 6.7 Litigation, Labor Matters and Environmental Matters.

(a) Except as described on Schedule 6.7(a), there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower, any Subsidiary or any PC Entity (i) as to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in liabilities in excess of $5,000,000 or (ii) that would reasonably be likely to adversely affect this Agreement or the transactions contemplated hereby.

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(b) There are no labor controversies pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower, any Subsidiary or any PC Entity (i) that would reasonably be expected, individually or in the aggregate, to result in liabilities in excess of $5,000,000 or (ii) that would reasonably be likely to adversely affect this Agreement or the transactions contemplated hereby.

(c) None of the Borrower, any Subsidiary or any PC Entity (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any Permit under or in connection with any Environmental Law (“Environmental Permit”), (ii) is or has been subject to any Environmental Liability, (iii) has received notice of any Environmental Liability, or (iv) knows of any basis for any Environmental Liability, in each case of clauses (i) through (iv) above, which would reasonably be expected to result in liabilities to the Borrower and the Subsidiaries, taken as a whole, in excess of $5,000,000.

SECTION 6.8 Subsidiaries. The Borrower has no Subsidiaries except those Subsidiaries which are identified in Schedule 6.8 (which Schedule also identifies the direct and indirect owners of the Capital Securities of such Subsidiaries) or which are permitted to have been organized or acquired after the Closing Date in accordance with Section 8.5 and Section 8.7. As of the Closing Date, no PC Entity has any Subsidiaries, except as described on Schedule 6.8.

SECTION 6.9 Ownership of Properties. The Borrower and each Subsidiary owns (i) in the case of owned real property, good and marketable fee title to, and (ii) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 8.3.

SECTION 6.10 Taxes. Each of the Borrower, each Subsidiary and each PC Entity has filed all U.S. federal income and other material tax returns and reports required by Law to have been filed by it and has paid all U.S. federal income and other material Taxes due and owing, except any such Taxes which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

SECTION 6.11 Benefit Plans, Etc. None of the Borrower or any of the Subsidiaries or any of their respective ERISA Affiliates sponsors, maintains, contributes to, is required to contribute to, or has any actual or potential liability with respect to, any Benefit Plan. None of the Borrower or any of the Subsidiaries is a party to any collective bargaining agreement, and none of the employees of the Borrower or any of the Subsidiaries are subject to any collective bargaining agreement with respect to their employment with the Borrower, any of the Subsidiaries, or any of their respective ERISA Affiliates. Each “employee benefit plan” as defined in section 3(3) of ERISA that provides retirement benefits, is sponsored by the Borrower or any of their ERISA Affiliates, and is intended to be tax qualified under section 401 of the Code has a determination letter or opinion letter from the Internal Revenue Service on which it remains entitled to rely, and no assets of any such plan are invested in Capital Securities of the Borrower or any of the Subsidiaries. Each employee benefit plan, program or arrangement sponsored, maintained, contributed to or required to be contributed to by the Borrower or any Subsidiary has complied, both in form and in operation, in all material respects with its terms and applicable Law.

SECTION 6.12 Accuracy of Information. None of the information heretofore or contemporaneously furnished in writing to the Administrative Agent or any Lender by or on behalf of the Borrower, any Subsidiary or any PC Entity in connection with any Loan Document or any transaction contemplated hereby contains any untrue statement of a material fact, or omits to state any material fact necessary to make any information not misleading.

SECTION 6.13 Regulations U and X. None of the Borrower or any Subsidiary is engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no proceeds of the Loans will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or Regulation X. Terms for which meanings are provided in F.R.S. Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

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SECTION 6.14 Solvency. The Borrower, individually, and the Borrower and its Subsidiaries taken as a whole, on a consolidated basis, both before and after giving effect to the Loans, are Solvent.

SECTION 6.15 Intellectual Property.

(a) Schedule 6.15(a) sets forth a complete and accurate list as of the Closing Date of all (i) Patents including any Patent applications, (ii) registered and material unregistered Trademarks (including domain names) and any pending registrations for Trademarks, and (iii) any other registered Intellectual Property (including registered Copyrights) and (iv) any commercially significant unregistered Intellectual Property (including material unregistered Copyrights), in each case (i) through (iv), owned by, or purportedly owned by, or licensed to, the Borrower or any of the Subsidiaries. For each item of Intellectual Property listed on Schedule 6.15(a), the Borrower has, where relevant, indicated (A) the countries in each case in which such item is registered, (B) the application numbers, (C) the registration or patent numbers, (D) with respect to the Patents, the expected expiration date of the issued Patents, (E) the owner of such item of Intellectual Property and (F) with respect to Intellectual Property owned by any Third Party, the agreement pursuant to which that Intellectual Property is licensed to the Borrower or any Subsidiary.

(b) The Owned Intellectual Property and Licensed Intellectual Property together constitute all Intellectual Property owned by or licensed to the Borrower and the Subsidiaries and used in the operation of the business of the Borrower and the Subsidiaries as currently conducted and as currently proposed to be conducted, in all material respects, by the Borrower and the Subsidiaries. The representation in this section does not constitute a non-Infringement representation.

(c) The Borrower or a Subsidiary owns the Owned Intellectual Property free and clear of any and all Liens other than Liens permitted pursuant to Section 8.3, except where the failure to own or hold such rights or the existence of any such Liens would not reasonably be expected to be material to the Borrower and the Subsidiaries, taken as a whole, and has a valid license or equivalent rights to the Licensed Intellectual Property.

SECTION 6.16 Material Agreements.

(a) Set forth on Schedule 6.16 is a complete and accurate list as of the Closing Date of all Material Agreements of the Borrower or any of the Subsidiaries, with an adequate description of the parties thereto, subject matter thereof and amendments and modifications thereto. As of such dates, respectively, each such Material Agreement (i) is in full force and effect and is legal, valid and binding upon and enforceable against the Borrower and the Subsidiaries party thereto and all other parties thereto in accordance with its terms, (ii) has not been amended or otherwise modified and (iii) has not suffered a default or material breach by any parties thereto thereunder. As of such dates, respectively, none of the Borrower or any of the Subsidiaries has taken any action that would permit any other Person party to any Material Agreement to have, and no such Person otherwise has, any defenses, counterclaims, termination rights or rights of setoff thereunder.

(b) The Borrower has provided to the Administrative Agent and the Lenders full, complete and correct copies of all Material Agreements (including all exhibits and schedules thereto).

SECTION 6.17 Compliance with Laws.

(a) The Borrower, each Subsidiary and each PC Entity is in material compliance with the requirements of all applicable U.S. federal, state, local or foreign laws, Privacy Laws, statutes, ordinances, rules, regulations, guidances, judgments, orders, injunctions, decrees, arbitration awards and Authorizations (including Key Permits) issued by any Governmental Authority (collectively, “Laws”) applicable to it or to its properties, except in such instances in which such requirement of Law or judgment, order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted.

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(b) The Borrower, each Subsidiary and each PC Entity have all Permits, including Key Permits and Environmental Permits, necessary or required for the ownership, operation and conduct of their business. All such Permits are validly held and there are no defaults thereunder.

SECTION 6.18 PC Documents. Full, complete and correct copies of the PC Documents (including all exhibits and schedules thereto) have been provided to the Administrative Agent and the Lenders. Each of the PC Documents are legal, valid and binding obligations of the parties thereto, enforceable against such parties in accordance with their terms, subject to applicable Debtor Relief Laws or other Laws affecting creditors’ rights generally and subject to general principles of equity. The Borrower, each Subsidiary, each PC Entity (if applicable) or, to the knowledge of the Borrower, any other party to the PC Documents are not in breach thereof or in default thereunder in any material respect.

SECTION 6.19 Transactions with Affiliates. None of the Borrower or any Subsidiary has entered into, renewed, extended or been a party to, any transaction (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any of its Affiliates during the three-year period immediately prior to the Closing Date.

SECTION 6.20 Investment Company Act. None of the Borrower or any Subsidiary is an “investment company” or is “controlled” by an “investment company,” as such terms are defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

SECTION 6.21 OFAC. None of the Borrower, any Subsidiary or, to the knowledge of the Borrower, any Related Party or PC Entity (a) is currently the subject of any Sanctions, (b) is located, organized or residing in any Designated Jurisdiction, or (c) is or has been (within the previous five years) engaged in any transaction with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Designated Jurisdiction. No Loan, nor the proceeds from any Loan, has been or will be used, directly or indirectly, to lend, contribute or provide to, or has been or will be otherwise made available to fund, any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including the Administrative Agent, any Lender and its Affiliates) of Sanctions.

SECTION 6.22 Deposit and Disbursement Accounts. Set forth on Schedule 6.22 is a complete and accurate list as of the Closing Date of all banks and other financial institutions at which the Borrower, any Subsidiary or any PC Entity maintains deposit accounts, lockboxes, disbursement accounts, investment accounts or other similar accounts, such Schedule correctly identifies the name, address and telephone number of each bank or financial institution, the name in which each such account is held, the type of each such account, and the complete account number for each such account, and each such account (other than Excluded Accounts) is a Controlled Account to the extent required pursuant to Section 7.12 or Section 7.15.

SECTION 6.23 Data Privacy and Information Security.

(a) The Borrower, the Subsidiaries and the PC Entities maintain appropriate data security policies, processes, and controls and an appropriate, comprehensive privacy program, all of which meet or exceed any requirements of applicable Law. There is not currently pending and there has not been in the past five years, any action, proceeding, suit or claim against the Borrower, the Subsidiaries or the PC Entities with respect to privacy or data security, and, to the knowledge of the Borrower, none of the Borrower, any Subsidiary or any PC Entity have experienced any material security incident in which an unauthorized party accessed or acquired Personal Data or Confidential Business Information.

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(b) The Borrower, the Subsidiaries, and the PC Entities, where required by applicable Privacy Laws, have required their Data Processors to take measures designed to safeguard such Personal Data, including to (i) comply with applicable Privacy Laws, (ii) implement an appropriate information security program that includes reasonable administrative, technical, and physical safeguards to protect the applicable data and/or systems, (iii) restrict processing of Personal Data to those authorized or required under the servicing, outsourcing, processing, or similar arrangement, and (iv) certify or guarantee the return or adequate disposal or destruction of Personal Data.

(c) The IT Assets are sufficient in all material respects to conduct the business of the Borrower, the Subsidiaries and the PC Entities as currently conducted by the Borrower and the Subsidiaries. To the knowledge of the Borrower, the IT Assets do not contain any “virus,” “spyware,” “malware,” “worm,” “Trojan horse” (as such terms are commonly understood in the software industry), unauthorized disabling codes or instructions, or other similar unauthorized or malicious code or software routines or components that are designed to delete, destroy, disable, interfere with, perform unauthorized modifications to, or provide unauthorized access to any data, files, software, system, network, or other device. The Borrower, the Subsidiaries and the PC Entities have established and implemented backup and disaster recovery policies, procedures and systems reasonably designed to maintain the operation of the business of the Borrower, the Subsidiaries and the PC Entities as currently conducted and as currently proposed to be conducted by the Borrower, the Subsidiaries and the PC Entities.

(d) The Borrower, the Subsidiaries, the PC Entities and any Data Processors have implemented and maintained organizational, physical, administrative and technical measures, appropriate for the industry in which the Borrower, any Subsidiary or any PC Entity operates and relative to the Borrower, the Subsidiaries and PC Entities’ size and resources and nature of its and their information, reasonably designed to protect the confidentiality, integrity, and security of all Confidential Business Information, Personal Data and IT Assets (including, for clarity, all information and transactions stored or contained therein or transmitted thereby) against reasonably foreseeable unauthorized access, acquisition, interruption, alteration, modification, or use.

(e) The Borrower, the Subsidiaries and the PC Entities have taken or caused to be taken commercially reasonable precautions, relative to the Borrower, the Subsidiaries and PC Entities’ size and resources and nature of its and their information, designed to ensure that all IT Assets (i) are free from any bug, virus or malicious software and (ii) are functional and operate and run in a manner sufficient for the operation of the business of the Borrower, the Subsidiaries and the PC Entities as currently conducted and as currently proposed to be conducted by the Borrower, the Subsidiaries and the PC Entities, as determined by Borrower in its business judgment. To the knowledge of the Borrower, none of the IT Assets have malfunctioned or failed or have experienced any breakdowns or continued substandard performance in the past 12 months that has caused substantial disruption or substantial interruption in the Borrower’s, any Subsidiary’s or any PC Entity’s use thereof or to the business of the Borrower, the Subsidiaries and the PC Entities.

SECTION 6.24 Health Care Laws.

(a) None of the Borrower, any Subsidiary or any PC Entity is in violation of any Health Care Laws in any material respect.

(b) The Borrower, each Subsidiary and each of the PC Entities (A) has all licenses, consents, certificates, permits, authorizations, approvals, franchises, registrations, qualifications and other rights from, and has made all declarations and filings with, all applicable Governmental Authorities (each, an “Authorization”) necessary to engage in the business conducted by it and (B) has no knowledge that any Governmental Authority is considering limiting, suspending or revoking any such Authorization. All such Authorizations are valid and in full force and effect and the Borrower, the Subsidiaries and the PC Entities are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect to such Authorizations. Without limiting the generality of the foregoing, the agreements or contractual arrangements among the Borrower, each Subsidiary and each PC Entity and the agreements or contractual arrangements between the Borrower, any Subsidiary, and any PC Entity and any Licensed Personnel and between the Borrower, any Subsidiary and any PC Entity and any Third Party Payor comply in all material respects with all applicable Laws, including all applicable Laws that govern, restrict or relate to the corporate practice of medicine.

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(c) The Borrower, each Subsidiary and each PC Entity each have the requisite provider number or other Authorization to bill the Medicare program (to the extent such person participates or is enrolled in the Medicare program), the respective Medicaid program in the state or states in which such person operates (to the extent such person participates or is enrolled in the Medicaid program in such states) and all other Third Party Payor Programs that such person currently bills. There is no investigation, audit, claim review, or other action for revocation, suspension, termination, non-renewal of any Third Party Payor provider number or Authorization pending or, to the knowledge of Borrower, threatened or which could reasonably be expected to result in the Borrower’s, any Subsidiary’s or any PC Entity’s exclusion from the Medicare program (to the extent such person participates or is enrolled in the Medicare program), any Medicaid program (to the extent such person participates or is enrolled in such Medicaid program) or Third Party Payor Program.

(d) The Borrower, each Subsidiary and each PC Entity has, in all material aspects, received and maintains accreditation in good standing and without limitation or impairment by all applicable accrediting organizations, to the extent required by applicable Law or regulation or by the terms of any material Third Party Payor Program.

(e) None of the Borrower, any Subsidiary, any PC Entity or, to the knowledge of the Borrower, any Person employed by or under contract with the Borrower, any Subsidiary or any PC Entity to perform professional medical and/or pharmacy services on behalf of any of the Borrower, any Subsidiary or any PC Entity and hold a license to do so (collectively, their “Licensed Personnel”) is currently or has been or has been threatened in writing to be (i) excluded from U.S. health care programs pursuant to 42 U.S.C. §1320(a)-7 or any related regulations, (ii) “suspended,” “excluded,” or “debarred” from participation in federal or state healthcare programs or from providing services to any governmental or other payor, or (iii) made a party to any action by any Governmental Authority that may prohibit it from participating in federal or state healthcare programs or from providing services to any governmental or other payor pursuant to any federal, state or local laws or regulations.

(f) The Borrower, each Subsidiary, each PC Entity and, to the knowledge of the Borrower, any Licensed Personnel have complied during the past five (5) years and currently are in compliance in all material respects with all applicable Health Care Laws, including those pertaining to licenses, permits and other Authorizations required to provide such services. To the knowledge of the Borrower, the Licensed Personnel hold all material licenses, permits and other Authorizations that are required for such Licensed Personnel to provide the services provided by such Licensed Personnel to the Borrower, the Subsidiaries and the PC Entities, as applicable, and each such license, permit and other Authorization is in full force and effect and, no suspension, revocation or cancellation of any such license, permit or other Authorization is threatened in writing. To the extent required in connection with the scope of such Licensed Personnel’s practice, to the knowledge of the Borrower, such Licensed Personnel is validly registered with the DEA under Title II of the Comprehensive Drug Abuse Prevention and Control Act of 1970, 21 U.S.C. § 801, et seq. and any similar applicable state Health Care Laws.

(g) None of the Borrower, any Subsidiary or any PC Entity or, to the knowledge of the Borrower, any of the Licensed Personnel has received any notice from any Governmental Authority, nor to the knowledge of the Borrower, is there any actual or threatened investigation, inquiry, or administrative or judicial action, hearing, or enforcement proceeding by any Governmental Authority or any Third Party Payor, currently against the Borrower, any Subsidiary, any PC Entity or any of their respective Licensed Personnel, regarding any violation of applicable Health Care Laws. None of the Borrower, any Subsidiary or any PC Entity or, to the knowledge of the Borrower, any of the Licensed Personnel (i) has been charged with or convicted of any criminal offense relating to the delivery of an item or service under any federal health care program or (ii) has had a civil monetary penalty assessed against it, him or her under Section 1128A of the Social Security Act, codified at Title 42, Chapter 7, of the United States Code or any similar foreign Law.

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(h) None of the Borrower, any Subsidiary, any PC Entity or to the knowledge of the Borrower, any of the Licensed Personnel is a party to any corporate integrity agreement, monitoring agreement, consent decree, settlement order or similar agreement with or imposed by any governmental authority.

(i) There are no current or pending audits, inquiries, adjustments, appeals or recoupment efforts by any Third Party Payor Program of or against the Borrower, any Subsidiary or any PC Entity with respect to any prior claims, reports or billings excluding routine audits that would not reasonably be expected, individually or in the aggregate, to result in liabilities in excess of $7,500,000.

(j) The billing, coding and claims processing practices of the Borrower, each Subsidiary and each PC Entity as applicable are and have been during the past five (5) years in compliance in all material respects with all Third Party Payor Program requirements and all Third Party Payor Program participation agreements.

(k) The Borrower, each Subsidiary and each PC Entity (i) maintains a formal compliance program that complies with the General Compliance Program Guidance issued by the U.S. Department of Health and Human Services Office of Inspector General in November 2023 (each, a “Compliance Program”) and (ii) has conducted their respective operations in accordance in all material respects with such Compliance Program.

(l) None of the Borrower, any Subsidiary or any PC Entity is in default of, or has breached, any provision of any PC Document to which it is a party in any material respect.

(m) Neither the Borrower nor any of its Subsidiaries have received any correspondence or any other written communication from any Governmental Authority, including, without limitation, the DEA and local, state, or foreign regulatory and law enforcement authorities, of material non-compliance with, or liability under, any applicable Controlled Substance Laws.

Article VII
AFFIRMATIVE COVENANTS

The Borrower covenants and agrees with the Administrative Agent and the Lenders that until the Termination Date has occurred, the Borrower will, and will cause the Subsidiaries to, perform or cause to be performed the obligations set forth below.

SECTION 7.1 Financial Information, Reports, Notices, Etc. The Borrower will furnish the Administrative Agent for further delivery to the Lenders copies of the following financial statements, reports, notices and information:

(a) as soon as available and in any event within 30 days after the end of each calendar month, beginning with the month ending June 30, 2026, in each case with supporting detail and certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower (subject to normal year-end audit adjustments), unaudited company-prepared reports of (i) the Net Revenue for such calendar month, for the year-to-date portion of the applicable Fiscal Year and for the trailing 12-month period ending as of the last day of such calendar month, and including in comparative form the figures for the corresponding calendar month in, and the year-to-date portion of, and for the trailing 12-month period ending as of the last day of the corresponding month in, the immediately preceding Fiscal Year and (ii) the Liquidity at the end of such calendar month, and at the end of the corresponding calendar month in the preceding Fiscal Year;

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(b) as soon as available and in any event within 45 days after the end of each Fiscal Quarter of each Fiscal Year, beginning with the Fiscal Quarter ending June 30, 2026, (i) an unaudited consolidated balance sheet of the Consolidated Group as of the end of such Fiscal Quarter and consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows of the Consolidated Group for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter and (ii) the number of employees as of the last day of such Fiscal Quarter;

(c) as soon as available and in any event within 90 days after the end of each Fiscal Year beginning with the Fiscal Year ending December 31, 2026, a copy of the consolidated balance sheet of the Consolidated Group, and the related consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows of the Consolidated Group for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by independent public accountants acceptable to the Lenders, which shall include a statement that, in performing the examination necessary to deliver the audited financial statements of the Consolidated Group, no knowledge was obtained of any Event of Default;

(d) concurrently with the delivery of the financial information pursuant to clauses (a), (b) and (c), a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of the Borrower, (i) showing compliance with the financial covenant set forth in Section 8.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the Borrower or any of the Subsidiaries has taken or proposes to take with respect thereto), (ii) stating that no Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate (or, if a Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate, a statement that such Subsidiary has complied with Section 7.8), and (iii) stating that no real property has been acquired by the Borrower or any of the Subsidiaries since the delivery of the last Compliance Certificate (or, if any real property has been acquired since the delivery of the last Compliance Certificate, a statement that the Borrower or such Subsidiary has complied with Section 7.8 with respect to such real property) and (iv) stating that no rental payments on any leased real property of the Borrower and its Subsidiaries are more than 30 days past due (or if any rental payments are more than 30 days past due, specifying the payment amounts that are past due, the amount of days such payments are past due and the action that the Borrower or such Subsidiary has taken or proposes to take with respect thereto);

(e) as soon as possible and in any event within three Business Days after the Borrower obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower or any of the Subsidiaries has taken or proposes to take with respect thereto;

(f) as soon as possible and in any event within three Business Days after the Borrower obtains knowledge of (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in Schedule 6.7(a) or (ii) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Section 6.7, notice thereof and, to the extent the Administrative Agent or any Lender requests in writing, copies of all documentation relating thereto;

(g) promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, any notices of material defaults or notices of termination received from any PC Entity, or given by a Loan Party to any PC Entity, in each case under any PC Document;

(h) as soon as possible and in any event within three Business Days after the Borrower obtains knowledge of (i) any claim that the Borrower, any of the Subsidiaries or one of their ERISA Affiliates has actual or potential liability under a Benefit Plan, (ii) any effort to unionize the employees of the Borrower or any Subsidiary, or (iii) non-routine correspondence with the Internal Revenue Service regarding the qualification of a retirement plan under Section 401(a) of the Code.

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(i) promptly, and in any event within three Business Days, after the sending or filing thereof, copies of all reports, notices, prospectuses and registration statements which the Borrower or any of the Subsidiaries files with the SEC or any national securities exchange; provided, however, that documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower or any of its Subsidiaries posts such documents, or provides a link thereto, on Borrower’s or any of its Subsidiaries’ website on the internet at Borrower’s or any of its Subsidiaries’ website address; provided, however, Borrower shall promptly notify the Administrative Agent in writing (which may be by electronic mail) of the posting of any such documents;

(j) [reserved;]

(k) promptly upon, and in any event within three Business Days of, receipt thereof, copies of all “management letters” (or equivalent) submitted to the Borrower or any of the Subsidiaries by the independent public accountants referred to in clause (c) in connection with each audit made by such accountants;

(l) (i) within 45 days after the end of each Fiscal Quarter, a report listing (A) all Material Agreements entered into by the Borrower or any Subsidiary during such Fiscal Quarter, and (B) all existing Material Agreements amended or terminated during such Fiscal Quarter; and (ii) promptly, after the Administrative Agent or any Lender so requests in writing, copies of any such new Material Agreement or amendment to a Material Agreement;

(m) [reserved];

(n) as soon as available, but in any event not later than January 31 of each calendar year, the Borrower’s consolidated financial and business projections and budget for such year, with evidence of approval thereof by the Borrower’s board of directors; and

(o) such other financial and other information as the Administrative Agent or any Lender may from time to time reasonably request in writing (including information and reports in such detail as the Administrative Agent or such Lender may request, in writing, with respect to the terms of and information provided pursuant to the Compliance Certificate).

The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that (w) it will ensure that all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat the Borrower Materials as either information that would be made publicly available if the Borrower was a public company or not material information (although it may be sensitive and proprietary) with respect to the Borrower for purposes of United States Federal and state securities laws; provided that to the extent such Borrower Materials constitute Confidential Information, the same shall be treated as set forth in Section 10.14, (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Lender” and (z) the Administrative Agent shall treat the Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform designated “Private Lender.” Notwithstanding the foregoing, the Borrower shall not be under any obligation to make any Borrower Materials public.

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To the extent applicable, documents required to be delivered pursuant to clauses (b), (c) and (n) of this Section 7.1 shall be deemed to have been delivered on the date on which the Borrower notifies the Administrative Agent and the Lenders that such documents are filed for public availability on the SEC’s Electronic Data Gathering and Retrieval System and provides the Administrative Agent and Lenders with a link to such disclosed information.

SECTION 7.2 Maintenance of Existence; Compliance with Contracts, Laws, Etc. The Borrower and each Subsidiary will preserve and maintain its legal existence (except as otherwise permitted by Section 8.7) and its jurisdiction of organization, perform in all material respects its obligations under Material Agreements to which the Borrower or any of the Subsidiaries is a party, and comply in all material respects with all applicable Laws, rules, regulations and orders, including the payment (before the same become delinquent), of all Taxes, imposed upon the Borrower or any of the Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Borrower or any of the Subsidiaries, as applicable.

SECTION 7.3 Maintenance of Properties. The Borrower and each Subsidiary will maintain, preserve, protect and keep its and their respective properties in good repair, working order and condition (ordinary wear and tear excepted), and use commercially reasonable efforts to make necessary repairs, renewals and replacements so that the business carried on by the Borrower or any of the Subsidiaries may be properly conducted at all times, unless the Borrower or any of the Subsidiaries determines in good faith that the continued maintenance of such property is no longer economically desirable, necessary or useful to the business of the Borrower or any of the Subsidiaries or the Disposition of such property is otherwise permitted by Section 8.7 or Section 8.8. Notwithstanding the foregoing, no Loan Party shall be required to repair, replace or restore any property to the extent such repair, replacement or restoration is not required in the ordinary course of business).

SECTION 7.4 Insurance. Each of the Borrower and each Subsidiary will maintain:

(a) insurance on its property with financially sound and reputable insurance companies against business interruption, loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Borrower and the Subsidiaries; and

(b) all worker’s compensation, employer’s liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

Without limiting the foregoing, all insurance policies required pursuant to this Section shall (i) name the Administrative Agent as mortgagee and lender’s loss payee (in the case of property/casualty insurance and business interruption insurance) and additional insured (in the case of liability insurance), as applicable, and provide that no cancellation or modification as to the amount or scope of coverage of the policies will be made without providing at least 30 days prior written notice thereof to the Administrative Agent and (ii) be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents.

SECTION 7.5 Books and Records. The Borrower and each of the Subsidiaries will keep books and records in accordance with GAAP in all material respects which accurately reflect all of its business affairs and transactions and permit the Administrative Agent, any Lender or any of their respective representatives, at reasonable times during normal business hours, upon reasonable notice to the Borrower and in a manner that does not unreasonably interfere with the conduct of business, to visit the Borrower’s or any of the Subsidiaries’ offices or other sites of operation, to discuss the Borrower’s or any of the Subsidiaries’ financial or other matters with its officers and employees, and its independent public accountants (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower’s and any of the Subsidiaries’ financial and other matters with the Administrative Agent, any Lender or their respective representatives whether or not any representative of the Borrower or any of the Subsidiaries is present) and to examine (and photocopy extracts from) any of its books and records; provided that, prior to the occurrence and during the continuance of any Event of Default, such visits, discussions and examinations shall occur no more than once per Fiscal Year, and following the occurrence and during the continuance of any Event of Default, such visits, discussions and examinations may occur from time to time at the reasonable request of the Administrative Agent. The Borrower shall pay any reasonable and documented out-of-pocket fees of its and the Subsidiaries’ independent public accountant incurred in connection with the Administrative Agent’s or any Lender’s exercise of its rights pursuant to this Section.

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SECTION 7.6 Environmental Law Covenant. Each of the Borrower and each Subsidiary will (i) use and operate all of its and their businesses, facilities and properties in material compliance with all applicable Environmental Laws, and keep and maintain all Environmental Permits in all material respects and remain in material compliance therewith, and (ii) promptly notify the Administrative Agent of, and provide the Administrative Agent with copies of all material claims, complaints, notices or inquiries relating to, any actual or alleged non-compliance with any Environmental Laws or Environmental Permits or any actual or alleged Environmental Liabilities. The Borrower and each of the Subsidiaries will promptly resolve, remedy and mitigate any such non-compliance or Environmental Liabilities, and shall keep the Administrative Agent informed as to the progress of same.

SECTION 7.7 Use of Proceeds. The Borrower will use the proceeds of the Loans to repay the existing indebtedness of the Borrower and the Subsidiaries set forth on Schedule 8.2(b), for general corporate purposes and to pay the fees and expenses associated with the transactions contemplated hereby.

SECTION 7.8 Future Guarantors, Security, Etc. The Borrower and each Subsidiary will execute any documents, financing statements, agreements and instruments, and take all further action that may be required under applicable Law, or that the Administrative Agent or any Lender may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Liens permitted by Section 8.3) of the Liens created or intended to be created by the Loan Documents. The Borrower will cause (a) any subsequently acquired or organized Subsidiary to execute a supplement (in form and substance satisfactory to the Administrative Agent) to the Guarantee and each other applicable Loan Document in favor of the Secured Parties, effective upon its acquisition or formation and take such other actions as may be required or requested for the Secured Parties to have a valid Lien with the priority intended to be created on, and security interest in, all of the assets of such Subsidiary, subject to no other Liens (other than Liens permitted by Section 8.3) and the limitations set forth below, and (b) all of the presently existing or thereafter arising issued and outstanding shares of Capital Securities of any Subsidiary to be pledged to the Secured Parties pursuant to one or more pledge agreements or other documents acceptable to the Secured Parties. The Borrower will promptly notify the Administrative Agent of any subsequently acquired ownership interest in real property by the Borrower or any Subsidiary and will provide the Administrative Agent with a description of such real property, the acquisition date thereof and the purchase price therefor. In addition, from time to time, each of the Borrower and each of the Guarantors will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected Liens with respect to such of its assets and properties as the Administrative Agent and the Lenders shall designate, it being agreed that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Borrower and the Guarantors (including real property and personal property acquired subsequent to the Closing Date). Such Liens will be created under the Loan Documents in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, and the Borrower and each of the Guarantors shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including mortgages, legal opinions, title insurance policies and lien searches) as the Administrative Agent or the Lenders shall reasonably request in writing to evidence compliance with this Section 7.8.

SECTION 7.9 Obtaining of Permits, Etc. Each of the Borrower and each Subsidiary will obtain, maintain and preserve, and take all necessary action to timely renew all Permits, licenses and accreditations which are necessary in the proper conduct of its business.

SECTION 7.10 Maintenance of Authorizations, Contracts, Intellectual Property, Etc.

(a) Each of the Borrower and each Subsidiary will (i) maintain in full force and effect all Authorizations, Key Permits, contract rights, authorizations or other rights necessary for the operations of its business; (ii) maintain in full force and effect or pursue the prosecution of, as the case may be, and pay all costs and expenses relating to, all Owned Intellectual Property and all Material Agreements, except in the event that the Borrower determines in its reasonable commercial judgment not to do so; (iii) notify the Administrative Agent, promptly after learning thereof, of any Infringement by any Person of any Owned Intellectual Property and aggressively pursue any such Infringement except in any specific circumstances where the Borrower or any of the Subsidiaries are able to demonstrate that it is not commercially reasonable to do so; (iv) use commercially reasonable efforts to pursue and maintain in full force and effect legal protection for, and protect against Infringement with respect to, all Intellectual Property, including Patents, developed or controlled by the Borrower or any of the Subsidiaries; (v) notify the Administrative Agent, promptly after learning thereof, of any claim by any Person that the conduct of the Borrower’s or any of the Subsidiaries’ business Infringes any Intellectual Property of that Person and use commercially reasonable efforts to resolve such claim, except where the Borrower determines in its reasonable commercial judgment not to do so; and (vi) maintain an appropriate information security program with organizational, physical, administrative and technical measures consistent with generally accepted standards for the industry in which the Borrower or any Subsidiary operates to protect the operation, confidentiality, integrity, and security of all Confidential Business Information, Personal Data and IT Assets (including, for clarity, all information and transactions stored or contained therein or transmitted thereby) against unauthorized access, acquisition, interruption, alteration, modification, or use.

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(b) Each of the Borrower and each Subsidiary will furnish to the Administrative Agent prompt written notice of the following:

(i)	the Borrower, any Subsidiary or any PC Entity or, to the knowledge of the Borrower, any of their respective Licensed Personnel is currently, or hereafter becomes, subject to any federal, state, local governmental civil or criminal investigations, inquiries or audits involving and/or related to its compliance with Health Care Laws which, if adversely determined, would reasonably be expected to result in liabilities to the Consolidated Group of, individually or in the aggregate, $5,000,000 or more;

(ii)	an owner, officer, member of senior management or, to the knowledge of Borrower, any person with a “direct or indirect ownership interest” (as that phrase is defined in 42 C.F.R. §420.201) in the Borrower, any Subsidiary or any PC Entity: (A) has had a civil monetary penalty assessed against him or her pursuant to 42 U.S.C. §1320a 7a or is the subject of a proceeding seeking to assess such penalty; (B) has been excluded from participation in a Federal Health Care Program (as that term is defined in 42 U.S.C. §1320a 7b) or is the subject of a proceeding seeking to assess such penalty; (C) has been convicted (as that term is defined in 42 C.F.R.§1001.2) of any of those offenses described in 42 U.S.C. §1320a 7b or 18 U.S.C. §§669, 1035, 1347, 1518 or is the subject of a proceeding seeking to assess such penalty; or (D) has been identified as the subject of a U.S. Attorney complaint made or any other action taken pursuant to the False Claims Act under 31 U.S.C. §§3729 3731 or qui tam action brought pursuant to 31 U.S.C. §3729 et seq.;

(iii)	any written charges of licensing violations involving the Borrower, any Subsidiary or any PC Entity which, if not timely corrected, would reasonably be expected to result in liabilities to the Consolidated Group of, individually or in the aggregate, $5,000,000 or more;

(iv)	any revocation, suspension, termination, probation, restriction, limitation, denial, or non-renewal affecting the Borrower, any Subsidiary or any PC Entity with respect to any Medicare and/or Medicaid provider participation, enrollment or provider agreement, certification, billing number, assignment (via CMS 855 forms or otherwise), billing agent or electronic funds transfer instruction, to the extent that such event would reasonably be expected to result in liabilities to the Consolidated Group of, individually or in the aggregate, $5,000,000 or more;

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(v)	any fines or penalties imposed by any Governmental Authority under any Health Care Law against the Borrower, any Subsidiary or any PC Entity or, to the knowledge of the Borrower, any Licensed Personnel, which would reasonably be expected to result in liabilities to the Consolidated Group of, individually or in the aggregate, $5,000,000 or more;

(vi)	any written allegations by any Governmental Authority (or any agent thereof) or any Third Party Payor of fraudulent activities of the Borrower, any Subsidiary or any PC Entity or, to the knowledge of the Borrower, any Licensed Personnel, which would reasonably be expected to result in liabilities to the Consolidated Group of, individually or in the aggregate, $5,000,000 or more;

(vii)	any enforcement action taken by or on behalf of the Borrower or any Subsidiary under any Stock Transfer Restriction Agreement or any enforcement action taken under an Option Agreement or side letter relating thereto, in each case specifying the nature and extent thereof;

(viii)	any HIPAA violation by the Borrower, any Subsidiary of any Loan Party, any PC Entity or any Subsidiary of any PC Entity, which violation would reasonably be expected to (i) result in liabilities to the Consolidated Group of, individually or in the aggregate, $5,000,000 or more or (ii) require notification of a breach affecting more than 500 individuals to the U.S. Department of Health and Human Services;

(ix)	the loss of any Health Care Permits or third party payor authorizations, in each case, to the extent that such loss would reasonably be expected to result in liabilities of, individually or in the aggregate, $5,000,000 or more; and

(x)	to the extent reasonably expected to result in damages, penalties or other liabilities to the Consolidated Group of, individually or in the aggregate, $5,000,000 or more, the Borrower, any Subsidiary, any PC Entity or any Subsidiary of any PC Entity makes any self-disclosure to Centers for Medicare & Medicaid Services or the Office of the Inspector General for the Department of Health and Human Services.

SECTION 7.11 Inbound Licenses. The Borrower and each of the Subsidiaries will, promptly after entering into or becoming bound by any material inbound license or material agreement (other than over-the-counter, “off-the-shelf” or “open-source” software that is commercially available to the public): (i) provide written notice to the Administrative Agent of the material terms of such license or agreement with a description of its anticipated and projected impact on the Borrower’s and the Subsidiaries’ business and financial condition; and (ii) take such commercially reasonable actions as the Administrative Agent or the Lenders may reasonably request in writing to obtain the consent of, or waiver by, any Person whose consent or waiver is necessary for the Secured Parties to be granted and perfect a valid security interest in such license or agreement and to fully exercise its rights under any of the Loan Documents in the event of a disposition or liquidation of the rights, assets or property that is the subject of such license or agreement.

SECTION 7.12 Cash Management. The Borrower and each Guarantor will:

(a) (i) maintain a current and complete list of all accounts (of the type initially set forth on Schedule 6.22) and (other than (A) accounts exclusively used for payroll, payroll taxes and other employee wage and benefit programs to or for the benefit of the Borrower’s or a Guarantor’s employees, which shall in no event hold in the aggregate more than the amount reasonably expected to meet such payroll expenses for the following calendar month, including bonuses and other payments to be paid within the following calendar month, (B) accounts which there is not maintained at any point in time funds on deposit greater than $1,000,000 in the aggregate for all such accounts, (C) subject to Section 7.12(c), accounts in which the only funds on deposit constitute the direct proceeds of Medicare, Medicaid or Tricare payments (“Government Payor Accounts”) (provided that any Government Payor Accounts shall remain zero balance accounts during the term of this Agreement and shall be subject to a sweep agreement reasonably satisfactory to the Administrative Agent and the Lenders (the “Sweep Agreement”), and Borrower shall require that the depositary bank thereunder provide ten (10) days’ prior notice to the Administrative Agent and the Lenders (or such shorter period agreed by the Administrative Agent) prior to any change to the terms of the daily sweep of such Government Payor Accounts, and (D) a lockbox account(s) maintained by Borrower in connection with the Permitted Revolving Credit Facility Indebtedness (collectively clauses (A) through (D), the “Excluded Accounts”)) promptly deliver any updates to such list to the Administrative Agent; (ii) execute and maintain an account control agreement for each such account (other than the Excluded Accounts), in form and substance reasonably acceptable to the Administrative Agent (each such account, a “Controlled Account”); and (iii) maintain each such account as a cash collateral account, with all cash, checks and other similar items of payment in such account securing payment of the Obligations (and in which the Borrower and the Guarantors shall have granted a Lien to the Secured Parties);

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(b) deposit promptly after the date of receipt thereof in accordance with prudent business practices all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all accounts and other rights and interests into Controlled Accounts except to the extent permitted to be kept in Excluded Accounts;

(c) Borrower and the Guarantors will maintain an account into which all deposits from Government Payor Accounts shall be swept on a daily basis, which account shall be a Controlled Account; and

(d) at any time after the occurrence and during the continuance of an Event of Default, at the written request of the Administrative Agent, promptly cause all payments constituting proceeds of accounts (except with respect to accounts under clauses (A) and (D) of the definition of Excluded Accounts) to be directed into lockbox accounts under agreements in form and substance satisfactory to the Lenders.

SECTION 7.13 Lender Calls. The chief executive officer and other members of senior management of the Borrower or the Subsidiaries requested by the Lenders shall hold a meeting with the Lenders (to the extent requested by any Lender) in person or by teleconference, in either case as reasonably requested by the Lenders, within one month after the delivery by the Borrower of its financial statements pursuant to Sections 7.1(b) and (c), to, at a minimum, discuss business operations and matters referenced in the board materials previously delivered to the Lenders pursuant to Section 7.1(j) and review financial statements, in each case with respect to the Consolidated Group.

SECTION 7.14 PC Documents.

(a) The Borrower and each Subsidiary, as applicable, shall enforce all of its material rights under each PC Document to which it is party.

(b) To the extent perfected by the filing of a financing statement or perfected by “control” (as defined in the Code) with respect to such PC Entity’s deposit accounts and securities accounts (except for Excluded Accounts), the Borrower and each Subsidiary, as applicable, shall maintain a first priority perfected Lien (free and clear of all Liens other than Liens of the type permitted under Section 8.3 (it being understood and agreed that, for purposes of this clause, any reference to the Borrower or its Subsidiaries in such Section 8.3 shall be deemed to be a reference to the applicable PC Entity)) in the assets of each PC Entity unless such Lien is prohibited by applicable Law in the applicable jurisdiction.

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(c) The Borrower shall deliver to the Administrative Agent, promptly following the receipt thereof, any financial statements, notices of material defaults or notices of termination received from any PC Entity, or given by the Borrower or any Subsidiary to any PC Entity, under any PC Document.

(d) The Borrower shall cause the “Management Fee” (or such equivalent fee) (as defined in or as otherwise set forth in the applicable Management Services Agreement) and other expenses owed to the Borrower or any Subsidiary under and in accordance with each Management Services Agreement to be paid, no less frequently than monthly, into a Controlled Account.

SECTION 7.15 PC Entity Distributions. Except with respect to amounts maintained in Excluded Accounts, Borrower and its Subsidiaries will, and will cause each PC Entity to, no later than two (2) Business Days after receipt thereof (or such longer period as agreed to by the Administrative Agent in its sole discretion), transfer all revenue of such PC Entity to a deposit account over which a Loan Party has a power of attorney and cause all bank accounts (other than Excluded Accounts) to be subject to a PC Deposit Account Control Agreement (reasonably acceptable to the Administrative Agent) in favor of such Loan Party from and after the later of the date that is 30 days (or such longer period agreed to by the Administrative Agent) after (x) the establishment or opening of such deposit account of a PC Entity or (y) with respect to a deposit account of a PC Entity that already exists, the date that such PC Entity becomes affiliated with a Loan Party.

SECTION 7.16 Compliance Program. The Borrower and each Subsidiary shall maintain a Compliance Program.

SECTION 7.17 Compliance with Health Care Laws.

(a) Without limiting or qualifying Section 7.2 or any other provision of this Agreement, the Borrower and each Subsidiary shall comply, and use commercially reasonable efforts to cause each PC Entity to comply, in all material respects with all applicable Health Care Laws relating to the operation of such Person’s business.

(b) The Borrower and each Subsidiary shall maintain, and use commercially reasonable efforts to cause each PC Entity to maintain, all records required to be maintained by any Governmental Authority or otherwise under any Health Care Laws.

(c) The Borrower and each Subsidiary shall keep in full force and effect, and use commercially reasonable efforts to cause each PC Entity to keep in full force and effect, all required Health Care Permits to operate such person’s business.

SECTION 7.18 Post-Closing Covenants. The Borrower agrees to deliver the items set forth below within the specified timeframe (or by such other date as the Administrative Agent may approve in writing), in each case, in form and substance reasonably acceptable to the Administrative Agent:

(a) Prior to the date that is 90 calendar days after the Closing Date (or such longer period as agreed to by the Administrative Agent in its sole discretion), the Loan Parties shall cause The Oncology Institute TX, a Professional Association to be dissolved and fully wound down in accordance with the laws of Texas and to deliver to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent and the Lenders of such dissolution.

(b) Prior to the date that is 90 calendar days after the Closing Date (or such longer period as agreed to by the Administrative Agent in its sole discretion), use commercially reasonable efforts to deliver a landlord access agreement with respect to 18000 Studebaker R., Ste. 800, Cerritos, CA 90703.

(c) Prior to the date that is 90 calendar days following the Closing Date (or such later date as the Administrative Agent may agree in writing in its sole discretion), the Borrower shall deliver, or cause to be delivered, to the Administrative Agent duly authorized UCC Form UCC-3 termination statements or UCC Form UCC-3 amendment statements (in each case, in form and substance reasonably satisfactory to the Administrative Agent) with respect to each of the following UCC financing statements:

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(i) UCC initial filing no. 20248904169, filed against TOI Management, LLC as debtor, in favor of Biocare, Inc. as secured party;

(ii) UCC initial filing no. 20261294384, filed against TOI Management, LLC as debtor, in favor of Cardinal Health 108 LLC as secured party; and

(iii) UCC initial filing no. U240038137933, filed against The Oncology Institute CA, A Professional Corporation as debtor, in favor of Integrated Commercialization Solutions, LLC as secured party.

(d) Prior to the date that is 30 calendar days following the Closing Date (or such later date as the Administrative Agent may agree in writing in its sole discretion), the Borrower shall deliver endorsements of the Borrower’s liability and property insurance policies described in Section 7.4;

(e) Prior to the date that is the earlier of (x) 45 calendar days following the Closing Date (or such later date as the Administrative Agent may agree in writing in its sole discretion) and (y) the date that the Borrower or any Guarantor enters into an account control agreement with any other party, evidence that all deposit accounts, lockboxes, disbursement accounts, investment accounts or similar accounts of the Borrower and each Guarantor are Controlled Accounts (other than Excluded Accounts);

(f) Prior to the date that is 45 calendar days following the Closing Date, TOI Management, LLC shall (i) enter into and deliver to the Administrative Agent a customary Management Services Agreement (or similar shared services agreement) and Stock Transfer Restriction Agreement (each in form and substance reasonably satisfactory to the Administrative Agent), in each case with TOI FL MSO, LLC, which agreements shall provide for the granting of a security interest by TOI FL MSO, LLC over substantially all of its assets in favor of TOI Management, LLC and a covenant to sweep excess cash of TOI FL MSO, LLC to TOI Management, LLC (subject to a cushion to be agreed by the Administrative Agent to allow for the ordinary course claims processing and other operations of the business), (ii) enter into such agreements and make such filings as may be necessary or reasonably requested by the Administrative Agent to perfect TOI Management, LLC’s security interest over the assets of TOI FL MSO, LLC, and (iii) execute and deliver to the Administrative Agent a Collateral Assignment of PC Documents with respect to such foregoing agreements between TOI Management, LLC and TOI FL MSO, LLC, in form and substantive reasonably satisfactory to Administrative Agent.

Article VIII
NEGATIVE COVENANTS

The Borrower covenants and agrees with the Administrative Agent and the Lenders that until the Termination Date has occurred, the Borrower and the Subsidiaries will perform or cause to be performed the obligations set forth below.

SECTION 8.1 Business Activities. None of the Borrower or any of the Subsidiaries will engage in any business activity except those business activities engaged in on the date of this Agreement and activities reasonably related thereto.

SECTION 8.2 Indebtedness. None of the Borrower or any of the Subsidiaries will create, incur, assume or permit to exist any Indebtedness, other than:

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(a) Indebtedness in respect of the Obligations;

(b) Indebtedness existing as of the Closing Date which is identified in Schedule 8.2(b), and refinancing of such Indebtedness in a principal amount not in excess of that which is outstanding on the Closing Date (as such amount has been reduced following the Closing Date);

(c) unsecured Indebtedness in respect of performance, surety or appeal bonds provided in the ordinary course of business;

(d) Purchase Money Indebtedness and Capitalized Lease Liabilities in a principal amount not to exceed $20,000,000 in the aggregate outstanding at any time;

(e) Permitted Subordinated Indebtedness;

(f) Indebtedness of (i) any Guarantor, the Borrower or any PC Entity owing to the Borrower, any Guarantor or any PC Entity; provided, that, such Indebtedness is unsecured and otherwise permitted under Section 8.5; and (ii) any Subsidiary or PC Entity of the Borrower that is not a Loan Party to any Loan Party not to exceed, when combined with amounts outstanding under Section 8.5(f), $250,000 in the aggregate, so long as such Indebtedness is evidenced by a promissory note that is pledged to the Administrative Agent for the benefit of the Lenders, and has such terms as the Lenders may reasonably require;

(g) Permitted Revolving Credit Facility Indebtedness;

(h) Indebtedness incurred in the ordinary course of business in connection with credit cards (including commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”)), credit card processing services, debit cards, stored value cards, and cash management or related services, including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, lockbox services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other customary cash management arrangements incurred in the ordinary course of business;

(i) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to the Borrower and its Subsidiaries, including to finance insurance premiums, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the policy year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such policy year;

(j) Indebtedness in respect of letters of credit, bank guarantees, and similar obligations incurred in the ordinary course of business in an aggregate amount not to exceed $1,000,000 issued at any time; provided that any Indebtedness under this clause (j) may be cash collateralized;

(k) Indebtedness arising from agreements of the Borrower or any Subsidiary providing for indemnification, adjustment of purchase or acquisition price or similar obligations (including earn-outs), in each case, incurred or assumed in connection with any Permitted Acquisition;

(l) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, so long as such Indebtedness is extinguished within four Business Days of the earlier of its incurrence and the Borrower becoming aware thereof;

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(m) Indebtedness representing deferred compensation, deferred compensation plans or other similar arrangements to employees of the Borrower (or any direct parent of the Borrower) and any of its Subsidiaries, in each case, incurred in the ordinary course of business;

(n) Indebtedness representing any taxes, assessments or governmental charges to the extent (i) the same are being properly contested or (ii) that payment thereof shall not at any time be required to be made hereby and for which the Borrower has maintained adequate reserves with respect thereto in accordance with GAAP;

(o) Indebtedness arising under guaranties made in the ordinary course of business of obligations of any Loan Party that are otherwise expressly permitted hereunder; provided that if such obligation is subordinated to the Obligations, such guaranty shall be subordinated to the Obligations to the same extent;

(p) endorsements for collection or deposit in the ordinary course of business;

(q) Swap Contracts entered into in the ordinary course of business for bona fide hedging purposes and not for speculation; and

(r) other Indebtedness of the Borrower and the Subsidiaries in an aggregate amount at any time outstanding not to exceed $1,000,000;

provided that, no Indebtedness otherwise permitted by clauses (b), (d), (e), (f)(ii), (g), (h), (i), and (k) through (r) shall be assumed, created or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

SECTION 8.3 Liens. None of the Borrower or any of the Subsidiaries will create, incur, assume or permit to exist any Lien upon any of its property (including Capital Securities of any Person), revenues or assets, whether now owned or hereafter acquired, except:

(a) Liens securing payment of the Obligations;

(b) Liens existing as of the Closing Date and disclosed in Schedule 8.3(b) securing Indebtedness described in clause (b) of Section 8.2, and refinancings of such Indebtedness; provided that, no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Closing Date (as such Indebtedness may have been permanently reduced subsequent to the Closing Date);

(c) Liens securing Indebtedness of the Borrower or the Subsidiaries permitted pursuant to Section 8.2(d) (provided that (i) such Liens shall be created substantially simultaneously with the acquisition of the assets financed with such Indebtedness and (ii) such Liens do not at any time encumber any property other than the property so financed);

(d) Liens in favor of carriers, warehousemen, mechanics, materialmen, repairmen, bailees, landlords and other similar liens granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(e) Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds;

(f) judgment Liens in existence for less than 60 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under Section 9.1(f);

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(g) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached;

(h) Liens for Taxes (i) not at the time delinquent or thereafter payable without penalty or (ii) being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(i) licenses and/or sublicenses of Intellectual Property otherwise permitted under this Agreement or the other Loan Documents, and restrictions under licenses of Intellectual Property entered into in the ordinary course of business pursuant to which the Borrower or any Subsidiary is a licensee;

(j) Liens on assets securing Permitted Revolving Credit Facility Indebtedness; provided that the lender under the facility governing such Permitted Revolving Credit Facility Indebtedness shall have entered into a customary intercreditor agreement with the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent in its sole discretion;

(k) banker’s liens, rights of setoff and Liens in favor of financial institutions incurred in the ordinary course of business arising in connection with the Borrower’s or any Subsidiary’s deposit accounts or securities accounts held at such institutions to secure solely payment of fees and similar costs and expenses and provided such accounts are maintained in compliance with Section 7.12(a) hereof;

(l) Liens in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(m) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted by Section 8.2(i);

(n) Liens on cash and Cash Equivalent Investments securing Indebtedness to the extent permitted by Section 8.2(j); provided, that such Liens encumber only cash or Cash Equivalent Investments in an aggregate amount not to exceed 105% of such obligations;

(o) Liens on assets with an aggregate fair market value of not more than $1,000,000 arising out of consignment, conditional sale, title retention or similar arrangements for the sale of goods entered into by the Borrower or any Subsidiary in the ordinary course of business;

(p) (i) any interest or title of a lessor or sublessor under any lease or sublease permitted by this Agreement and entered into in the ordinary course of business or (ii) non-exclusive licenses and non-exclusive sublicenses granted by a Loan Party or any Subsidiary of a Loan Party and leases and subleases (by a Loan Party or any Subsidiary of a Loan Party as lessor or sublessor) to third parties in the ordinary course of business not interfering with the business of the Loan Parties or any of their Subsidiaries;

(q) Liens of a collection bank arising under Section 4-210 of the UCC (or equivalent in foreign jurisdictions) on items in the course of collection;

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(r) Liens arising from the filing of precautionary UCC financing statements with respect to any lease not prohibited by this Agreement;

(s) Liens solely on cash earnest money deposits made by the Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement in the ordinary course of business;

(t) Liens in the nature of the right of setoff in favor of counterparties to contractual agreements with any Loan Party in the ordinary course of business;

(u) Liens incurred in the extension, renewal or refinancing of any Indebtedness secured by Liens described in clauses (b), (p), (q) and (t) above; provided, that any extension, renewal or replacement Liens are limited to the property encumbered by the existing Lien and the principal amount of any such Indebtedness may not increase; and

(v) other Liens that secure obligations permitted under this Agreement not exceeding $1,000,000 in the aggregate at any one time outstanding.

SECTION 8.4 Financial Covenant. Commencing with the month ending December 31, 2027, and for each month thereafter, the Net Revenue for the most recently ended period of twelve consecutive months shall not be less than $700,000,000.

SECTION 8.5 Investments. None of the Borrower or any of the Subsidiaries will purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

(a) Investments existing on the Closing Date and identified in Schedule 8.5(a);

(b) Cash Equivalent Investments;

(c) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(d) Investments consisting of any deferred portion of the sales price received by the Borrower or any of the Subsidiaries in connection with any Disposition permitted under Section 8.8;

(e) Investments constituting (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

(f) Investments (i) by the Borrower or any Guarantor in the Borrower or any Guarantor, or (ii) in the form of credit or capital contributions by a Loan Party to or in any Subsidiaries of the Borrower that are not Loan Parties not to exceed, when combined with the amounts outstanding under Section 8.2(f), $250,000 in the aggregate at any time outstanding for all such extensions of credit and capital contributions;

(g) Investments consisting of advances by Loan Parties to PC Entities made for (i) payment of ordinary course operating expenses (but excluding any compensation or related payments in connection with any acquisitions or Investments (for the avoidance of doubt, including any deferred payment obligations or similar obligations in connection with such acquisition or Investment)) under any Deficit Funding Loan Agreement in the ordinary course of business and in an amount outstanding at any time not to exceed $5,000,000 in the aggregate for all PC Entities, and (ii) payment of any outstanding tax obligations of PC Entities;

(h) Permitted Acquisitions;

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(i) Cash and non-cash Investments in joint ventures or other risk-sharing arrangements (which may include investments in partnerships, corporations or PC Entities) the purpose of which is to engage in the same or similar lines of business as the operating business of the Borrower, its Subsidiaries or PC Entities; provided that (i) any cash investments shall not exceed $5,000,000 in any twelve month period; and (ii) any non-cash investments shall not include any assets that are material to the business of the Borrower and its Subsidiaries, taken as a whole;

(j) Investments consisting of travel advances and employee relocation loans and other similar employee loans and advances in the ordinary course of business not to exceed $100,000 at any time;

(k) loans and advances to directors, officers and employees of the Borrower and its Subsidiaries solely to fund such Person’s purchase of Capital Securities of the Borrower in connection with the exercise or settlement by such Person of options or other equity awards, so long as no cash is advanced by the Borrower or its Subsidiaries in connection with such loan or advance;

(l) Investments acquired in connection with the settlement of delinquent accounts receivable in the ordinary course of business or in connection with the bankruptcy or reorganization of suppliers or customers;

(m) Investments comprising guarantees of Indebtedness expressly permitted by Section 8.2;

(n) Investments constituting the establishment or creation of Subsidiaries of the Borrower so long as the Loan Parties and any such Subsidiary comply with the applicable provisions of Section 7.8;

(o) Investments received as the non-cash portion of consideration received in connection with transactions permitted pursuant to Section 8.8(k) with a fair market value not exceeding $1,000,000 at any time; and

(p) other Investments in an aggregate amount not to exceed $1,000,000 over the term of this Agreement.

SECTION 8.6 Restricted Payments, Etc. None of the Borrower or any of the Subsidiaries will declare or make a Restricted Payment, or make any deposit for any Restricted Payment or make a payment or prepayment of principal of, premium, if any, interest, fees, redemption, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to any Permitted Subordinated Indebtedness, other than:

(a) Restricted Payments made by the Borrower or the Subsidiaries to the Borrower or any Guarantor;

(b) payments on Permitted Subordinated Indebtedness expressly permitted to be paid under the subordination agreement relating to such Permitted Subordinated Indebtedness;

(c) redemption, repurchases, retirement or other acquisition or retirement for value of Capital Securities of the Borrower held by any future, present or former employees, directors or officers (or any Affiliates, spouses, former spouses, other immediate family members, successors, executors, administrators, heirs, distributees, descendants or estates of any of the foregoing) so long as a Default or Event of Default does not exist at the time of such redemption, repurchase, retirement or other acquisition or retirement or value and would not exist after giving effect thereto; provided, that the amount of such redemption, repurchases, retirement or other acquisition or retirement for value (not including the amount of Capital Securities withheld from equity awards to satisfy tax withholding obligations) does not exceed the sum of $150,000 in the aggregate in any Fiscal Year;

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(d) Restricted Payments payable solely in the Capital Securities (other than Disqualified Capital Securities) of such Person;

(e) cashless repurchases of Capital Securities of the Borrower deemed to occur upon exercise of stock options or warrants if such Capital Securities represent a portion of the exercise price of such options or warrants;

(f) cash payments in lieu of the issuance of fractional shares; and

(g) other Restricted Payments in an amount not to exceed $1,000,000 during any period of twelve consecutive months.

SECTION 8.7 Consolidation, Merger, Permitted Acquisitions, Etc. None of the Borrower or any of the Subsidiaries will (a) liquidate or dissolve, consolidate with, or merge into or with, any other Person, or (b) purchase or otherwise acquire all or substantially all of the assets of any Person (or any division, business unit, product or line of business thereof), including through an exclusive lease or license, other than, in the case of clause (b), to consummate a Permitted Acquisition; provided that, in the case of clauses (a) and (b), so long as no Event of Default has occurred and is continuing (or would occur), any Subsidiary or PC Entity may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any Subsidiary; provided further that, in connection with any Permitted Acquisition, the Borrower or any Subsidiary may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it, so long as (i) the Person surviving such merger with any Subsidiary shall be a direct or indirect wholly owned Subsidiary of the Borrower and a Guarantor and (ii) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving Person.

SECTION 8.8 Permitted Dispositions. None of the Borrower or any of the Subsidiaries will Dispose of any of its assets (including accounts receivable and Capital Securities of the Borrower or any Subsidiary) to any Person in one transaction or series of transactions unless such Disposition:

(a) is inventory or obsolete, damaged, worn out or surplus property Disposed of in the ordinary course of its business;

(b) is a license or sublicense for the use of Intellectual Property of the Borrower or the Subsidiaries that is on a non-exclusive basis and is consistent with prior licenses for the use of such Intellectual Property in the ordinary course of its business;

(c) is permitted by Section 8.7;

(d) constitutes the sale, forgiveness or discounting, on a non-recourse basis and in the ordinary course of business, of past due accounts in connection with the collection or compromise thereof or the settlement of delinquent accounts or in connection with the bankruptcy or reorganization of suppliers or customers in accordance with the applicable terms of this Agreement;

(e) constitutes the cancellation, termination or surrender by any Loan Party or any Subsidiary of any Loan Party of any lease in the ordinary course of business;

(f) (i) Dispositions of Cash Equivalent Investments in the ordinary course of business made to a Person that is not an Affiliate of any Loan Party and (ii) conversions of Cash Equivalent Investment into cash or other Cash Equivalent Investments;

(g) Investments permitted under Section 8.5, to the extent any such Investment constitutes a Disposition;

(h) [reserved];

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(i) (i) any termination of any lease, (ii) any expiration of any option agreement in respect of real or personal property, (iii) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or litigation claims (including in tort), and (iv) any lease or sublease of real property not useful in the conduct of the business of the Borrower or its Subsidiaries, in the case of each of the foregoing clauses (i) through (iv), in the ordinary course of business;

(j) Dispositions by way of any involuntary loss, damage or destruction of property or any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property;

(k) non-exclusive licenses in connection with data monetization rights in the ordinary course of business; and

(l) constitutes other Dispositions with a fair market value not to exceed an aggregate amount of $250,000 in any Fiscal Year.

SECTION 8.9 Modification of Certain Agreements. None of the Borrower or any of the Subsidiaries will consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to, the terms or provisions contained in (a) any Organic Documents of the Borrower or any of the Subsidiaries, if the result would have an adverse effect in any material respect on the rights or remedies of the Administrative Agent or the Lenders under this Agreement or any Loan Document, or (b) any agreement governing any Permitted Subordinated Indebtedness, if the result would shorten the maturity date thereof or advance the date on which any cash payment is required to be made thereon or would otherwise change any terms thereof in a manner adverse in any material respect to the Administrative Agent or the Lenders, in each case without the consent of the Administrative Agent.

SECTION 8.10 Transactions with Affiliates. None of the Borrower or any of the Subsidiaries will enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its Affiliates, unless such arrangement, transaction or contract (A) (i) is on fair and reasonable terms no less favorable to the Borrower or such Subsidiary than it could obtain in an arm’s-length transaction with a Person that is not one of its Affiliates and (ii) is of the kind which would be entered into by a prudent Person in its position with a Person that is not one of its Affiliates or (B) is a transaction between the Borrower and any Guarantor, or a transaction between Guarantors.

SECTION 8.11 Restrictive Agreements, Etc. None of the Borrower or any of the Subsidiaries will enter into any agreement that, by its terms, materially restricts (i) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, (ii) the ability of the Borrower or any of the Guarantors to amend or otherwise modify any Loan Document, or (iii) the ability of the Borrower or any Subsidiary to make any payments, directly or indirectly, to the Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments. The foregoing prohibitions shall not apply to restrictions contained (x) in any Loan Document (including any applicable intercreditor or subordination agreement), or (y) in the case of clause (i), in any agreement governing any Indebtedness permitted by Section 8.2(d) as to the assets financed with the proceeds of such Indebtedness.

SECTION 8.12 Sale and Leaseback. None of the Borrower or any of the Subsidiaries will directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person.

SECTION 8.13 PC Entities; PC Documents.

(a) None of the Borrower or any of the Subsidiaries will enter into any Management Services Agreement with any PC Entity after the Closing Date unless:

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(i)	the Loan Parties have delivered (1) the draft Management Services Agreement, (2) if permitted under applicable Law, the draft Stock Transfer Restriction Agreement or the draft Option Agreement, as applicable, (3) the draft Deficit Funding Loan Agreement and (4) any side letters to which a Loan Party is party related thereto, in each case to the Administrative Agent and the Lenders at least 15 days prior to execution thereof;

(ii)	such Management Services Agreement is Freely Assignable;

(iii)	the applicable Loan Party shall deliver a copy of such Management Services Agreement to the Administrative Agent within fifteen (15) days of its execution;

(iv)	if permitted under applicable Law, such PC Entity grants to the applicable Loan Party a continuing perfected Lien on its accounts and other assets as collateral security for the payment in full of all amounts and other obligations from time to time owing to the applicable Loan Party by such PC Entity under such Management Services Agreement (and PC Deposit Account Control Agreements required thereunder);

(v)	(A) if permitted under applicable Law, the applicable Loan Party, such PC Entity and the member(s) or other equityholder(s) of such PC Entity shall have entered into a Freely Assignable Stock Transfer Restriction Agreement, and the applicable Loan Party shall deliver a copy of such Stock Transfer Restriction Agreement to the Administrative Agent or (B) if a Freely Assignable Stock Transfer Restriction Agreement with respect to such PC Entity is not permitted under applicable Law, (x) such PC Entity and the member(s) or other equityholder(s) of such PC Entity shall, if permitted under applicable Law, have entered into an Option Agreement, and the Loan Parties shall deliver a copy of such Option Agreement to the Administrative Agent and (y) if permitted under applicable Law, the applicable Loan Party shall have entered into a Freely Assignable side letter with the “optionee” under such Option Agreement, and such Loan Party shall deliver a copy of such side letter to the Administrative Agent; and

(vi)	if permitted under applicable Law, the applicable Loan Party shall have executed and delivered to the Administrative Agent a Collateral Assignment of PC Documents.

(b) None of the Borrower or any of the Subsidiaries will amend or modify, or grant any waiver under, the PC Documents which adversely affects interests of the Administrative Agent or the Lenders; provided that no consent of the Administrative Agent shall be required for any amendment, modification or waiver of any PC Document that is required to comply with applicable Laws relating to the corporate practice of medicine (including any federal requirements and any requirements under the laws of any state, whether existing as of the Closing Date or enacted thereafter); provided further that, with respect to any such regulatory amendment, the Borrower shall provide the Administrative Agent with written notice thereof and a copy of such regulatory amendment, modification or waiver in draft form at least five (5) Business Days prior to the effectiveness thereof.

(c) None of the Borrower or any of the Subsidiaries will terminate any PC Document other than (i) in connection with the replacement of an owner of a PC Entity or (ii) the consolidation of multiple PC Entity operations into a single PC Entity; provided that upon each termination permitted under this Section 8.13(c), the relevant PC Entity (following replacement of the owner or consolidation of operations, as the case may be) shall substantially simultaneously with the termination of such PC Document, enter into a new PC Document to replace the terminated PC Document (unless, in the case of a consolidated PC Entity, the surviving PC Entity is already party to the same type of PC Document as that which was terminated).

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(d) None of the Borrower or any of the Subsidiaries will permit the “Designated Transferee”, “optionee” and/or “designee” (or similar titled or role) under each Stock Transfer Restriction Agreement or Option Agreement to be a Person other than (i) an officer of the Borrower or (ii) a Person otherwise approved in writing by the Administrative Agent, which such approval shall not be unreasonably withheld when an individual other than an officer of the Borrower is required by law.

(e) To the extent permitted by applicable Law, none of the Borrower or any of the Subsidiaries will permit any PC Entity to guaranty, or grant a Lien on any material portion of its assets to secure Indebtedness of any Loan Party without concurrently entering into a guaranty with respect to the Obligations or granting to the Administrative Agent a Lien on the same assets, as applicable, provided that any Lien in favor of the Administrative Agent in accordance with the foregoing shall have first priority except to the extent provided otherwise in the Loan Documents.

(f) To the extent permitted by applicable Law, the Borrower or any of the Subsidiaries will not permit any PC Entity to (i) own fixed assets with an aggregate book value in excess of $1,000,000, (ii) own Intellectual Property that is material to the business of Borrower and each of its Subsidiaries, as a whole, (iii) maintain cash with an aggregate value in excess of $250,000 at any time, or (iv) conduct any business other than providing services as described in the Management Services Agreement or related thereto for the benefit of a Loan Party.

SECTION 8.14 Change in Name, Location or Executive Office or Executive Management; Change in Fiscal Year. None of the Borrower or any of the Subsidiaries will (i) change its legal name or any trade name used to identify it in the conduct of its business or ownership of its properties, in each case, without 15 Business Days’ prior written notice to the Administrative Agent (ii) change its jurisdiction of organization or legal structure, (iii) relocate its chief executive office, principal place of business or any office in which it maintains books or records relating to its business (including the establishment of any new office or facility) without 30 days’ prior written notice to the Administrative Agent, (iv) change its federal taxpayer identification number or organizational number (or equivalent), in each case, without 30 days’ prior written notice to the Administrative Agent, (v) terminate the employment of or replace its chief executive officer or chief financial officer (or equivalent title) without written notification to the Administrative Agent within 30 days thereafter, or (vi) change its Fiscal Year or any of its Fiscal Quarters, or (vii) enter into, or permit any of its Subsidiaries to enter into, any Division/Series Transaction (it being understood that none of the provisions in this Agreement nor any other Loan Document shall be deemed to permit any Division/Series Transaction).

SECTION 8.15 Benefit Plans and Agreements. None of the Borrower or any Subsidiary will (i) become the sponsor of, incur any responsibility to contribute to or otherwise incur actual or potential liability with respect to, any Benefit Plan, (ii) allow any “employee benefit plan” as defined in section 3(3) of ERISA that provides retirement benefits, is sponsored by the Borrower, any Subsidiary or any of their ERISA Affiliates, and is intended to be tax qualified under section 401 of the Code to cease to be tax qualified, (iii) allow the assets of any tax qualified retirement plan to become invested in Capital Securities of the Borrower or any Subsidiary, (iv) allow any employee benefit plan, program or arrangement sponsored, maintained, contributed to or required to be contributed to by the Borrower or any Subsidiary to fail to comply in all material respects with its terms and applicable Law, or (v) allow any employee benefit plan as defined in Section 3(3) of ERISA that provides medical, dental, vision, life insurance or long-term disability benefits and that is sponsored by the Borrower or any of the Subsidiaries or any of their ERISA Affiliates (or under which any of these entities has any actual or potential liability), to cease to be fully insured by a third-party insurance company. The Borrower will not enter into any employment, severance, independent contractor, or consulting agreements or grant any equity awards other than in the ordinary course of business and consistent with past practice.

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Article IX
EVENTS OF DEFAULT

SECTION 9.1 Listing of Events of Default. Each of the following events or occurrences described in this Article IX shall constitute an “Event of Default”.

(a) Non-Payment of Obligations. The Borrower shall default in the payment or prepayment when due of (i) any principal of or interest on any Loan, or (ii) any fee described in Article III or any other monetary Obligation, and in the case of clause (ii) such default shall continue unremedied for a period of three (3) Business Days after such amount was due.

(b) Breach of Warranty. Any representation or warranty made or deemed to be made by the Borrower or any of the Subsidiaries in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect in any material respect when made or deemed to have been made.

(c) Non-Performance of Certain Covenants and Obligations. The Borrower or any Subsidiary shall default in the due performance or observance of any of its obligations under Section 7.1, Section 7.7, Section 7.8, Section 7.12, Section 7.14, Section 7.15, Section 7.16, Section 7.17, Section 7.18 or Article VIII.

(d) Non-Performance of Other Covenants and Obligations. The Borrower or any Subsidiary shall default in the due performance and observance of any other covenant, obligation or agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof given to the Borrower by the Administrative Agent or Lenders or (ii) the date on which the Borrower or any Subsidiary has knowledge of such default.

(e) Default on Other Indebtedness. A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness of the Borrower or any of the Subsidiaries having a principal or stated amount, individually or in the aggregate, in excess of $5,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

(f) Judgments. Any judgment or order for the payment of money individually or in the aggregate in excess of $7,500,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against the Borrower or any of the Subsidiaries and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 30 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

(g) Change in Control. Any Change in Control shall occur.

(h) Bankruptcy, Insolvency, Etc. The Borrower or (except as permitted pursuant to Section 8.7) any of the Subsidiaries shall:

(i)	become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

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(ii)	apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

(iii)	in the absence of such application, consent or acquiescence in or permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided that, the Borrower and each Subsidiary hereby expressly authorizes the Administrative Agent and the Lenders to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents;

(iv)	permit or suffer to exist the commencement of any bankruptcy, insolvency, reorganization, debt arrangement, arrangement (including any plan of compromise or arrangement or other corporate proceeding involving or affecting its creditors) or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof (each, an “Insolvency Event”), and, if any such case or proceeding is not commenced by the Borrower or any Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that, the Borrower and each Subsidiary hereby expressly authorizes the Administrative Agent and the Lenders to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents; or

(v)	take any action authorizing, or in furtherance of, any of the foregoing.

(i) Impairment of Security, Etc. Any Loan Document or any Lien granted under a Loan Document shall (except in accordance with its terms), in whole or in any material part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower or any Subsidiary party thereto; the Borrower, any Subsidiary or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

(j) Key Permit Events. Any Key Permit or any of the Borrower’s or any Subsidiary’s material rights or interests thereunder is terminated or amended in any manner adverse to the Borrower or any Subsidiary in any material respect.

(k) [Reserved.]

(l) Material Adverse Change. Any circumstance occurs that has had, or could reasonably be expected to have, a Material Adverse Effect.

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(m) Health Care Regulatory Matters. Any of the following occurs: (i) Borrower, any of its Subsidiaries or any PC Entity, or any of their owners, officers, directors, partners, agents, managing employees (as those terms are defined in 42 C.F.R.§ 1001.1001) or any other Person described 42 C.F.R. § 1001.1001(a)(1)(ii) with a “direct or indirect ownership interest” in Borrower, any of its Subsidiaries or any PC Entity: (A) has a civil monetary penalty assessed against him, her or it pursuant to 42 U.S.C. §1320a-7a or is the subject of a proceeding seeking to assess such penalty, and such penalty or proceeding has had or would be reasonably expected to result in (1) liability in excess of $5,000,000 or otherwise (2) a Material Adverse Effect; (B) is excluded, debarred, suspended or otherwise ineligible to participate in any of the Third Party Payor Programs or is the subject of a proceeding seeking such penalty, and such penalty or proceeding has had or would be reasonably expected to result in (1) liability in excess of $5,000,000 or otherwise (2) a Material Adverse Effect; (C) is convicted (as that term is defined in 42 C.F.R. §1001.2) of any of those offenses described in 42 U.S.C. §1320a-7b or 18 U.S.C. §§669, 1035, 1347, 1518 or is subject to a proceeding seeking such penalty, and such penalty or proceeding has had or would be reasonably expected to result in (1) liability in excess of $5,000,000 or otherwise (2) a Material Adverse Effect; or (D) has been identified as the subject of a U.S. Attorney complaint made or any other action taken pursuant to the False Claims Act under 31 U.S.C. §§3729- 3731 or in any qui tam action brought pursuant to 31 U.S.C. §3729 et seq., and such complaint, qui tam action or any other action has had or would be reasonably expected to result in (1) liability in excess of $5,000,000 or otherwise (2) a Material Adverse Effect, (ii) any Governmental Authority suspends, revokes, terminates, denies, places on probation or does not renew, or restricts, limits or modifies in any material respect, any material Health Care Permit of Borrower, any of its Subsidiaries or any PC Entity; or (iii) if Borrower, any Subsidiary or any PC Entity violates any Health Care Law and such violation would be reasonably expected to result in a Material Adverse Effect.

Any Event of Default that has occurred shall be deemed to be continuing and in existence for all purposes under this Agreement and the other Loan Documents until it has been waived in writing by the Administrative Agent and the Lenders, notwithstanding any attempted cure or other action taken after the occurrence thereof.

SECTION 9.2 Action if Bankruptcy. If any Event of Default described in clauses (i) through (iv) of Section 9.1(h) shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of the Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand to any Person.

SECTION 9.3 Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (i) through (iv) of Section 9.1(h)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent may, and at the direction of the Lenders shall, by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of the Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and the Commitments shall terminate.

SECTION 9.4 Application of Funds. After the exercise of remedies provided for in Section 9.3 (or after the Loans have automatically become immediately due and payable as set forth in Section 9.2), any amounts received by any Lender or the Administrative Agent on account of the Obligations shall be applied in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under the Fee Letter) arising under the Loan Documents and amounts payable under Section 4.3, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

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Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans (including interest accruing after the commencement of a proceeding in bankruptcy, insolvency or similar Law, whether or not permitted as a claim under such Law) and amounts payable under Section 3.7, ratably among the Lenders in proportion to the respective amounts described in this clause Third held by them;

Fourth, to payment of that portion of the Obligations constituting accrued and unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrower or as otherwise required by Law.

Article X
MISCELLANEOUS PROVISIONS

SECTION 10.1 Waivers, Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any Subsidiary therefrom, shall be effective unless in writing and signed by the Lenders and the Borrower or the applicable Subsidiary, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 10.2 Notices; Time.

(a) All notices and other communications provided under any Loan Document shall be in writing or by email and addressed, delivered or transmitted, if to the Borrower, the Administrative Agent or the Lenders, to the applicable Person at its address or email address set forth on Schedule 10.2 hereto, or at such other address or email address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by email, shall be deemed given upon the earlier of (i) confirmation of receipt by the recipient and (ii) the opening of business on the next Business Day for the recipient. Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York City time.

(b) The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic loan notices) purportedly given by or on behalf of the Borrower or any Guarantor even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower and each Guarantor shall indemnify the Administrative Agent, each Lender and their respective partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower and each Guarantor; provided that such indemnity shall not, as to any Person be available to the extent that such losses, costs, expenses or liabilities are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Person.

SECTION 10.3 Payment of Costs and Expenses. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, on written demand all expenses of the Administrative Agent and the Lenders (including the reasonable and documented fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent and the Lenders, and of local counsel, if any, who may be retained by or on behalf of the Administrative Agent and the Lenders) in connection with:

(a) expenses incurred by the Administrative Agent or the Lenders, in the negotiation, preparation, execution and delivery of each Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

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(b) the filing or recording of any Loan Document (including any financing statements) and all amendments, supplements, amendment and restatements and other modifications to any thereof, searches made following the Closing Date in jurisdictions where financing statements (or other documents evidencing Liens in favor of the Secured Parties) have been recorded and any and all other documents or instruments of further assurance required to be filed or recorded by the terms of any Loan Document;

(c) the preparation and review of the form of any document or instrument relevant to any Loan Document; and

(d) reasonable legal diligence, consulting and other advice in connection with the Borrower, the Subsidiaries and any of their Related Parties.

The Initial Lender shall apply the $100,000 expense deposit that the Borrower furnished to the Initial Lender prior to the Closing Date to the fees and expenses that are payable or reimbursable in accordance with the foregoing sentence. The Borrower further agrees to pay, and to hold the Administrative Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of each Loan Document, the Loans or the issuance of the Note. The Borrower also agrees to reimburse the Administrative Agent and the Lenders upon demand for all out-of-pocket expenses (including attorneys’ fees and legal expenses of counsel to the Administrative Agent and the Lenders) incurred by the Administrative Agent and each Lender in connection with (x) the negotiation of any restructuring or “work-out” with the Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

SECTION 10.4 Indemnification.

(a) Indemnification. In consideration of the execution and delivery of this Agreement by the Administrative Agent and the Lenders, the Borrower hereby indemnifies, agrees to defend, exonerates and holds each Lender and the Administrative Agent (and any sub-agent thereof) and each of their respective partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives (collectively, the “Indemnified Parties”) free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, obligations and damages, claims and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys’ and professionals’ fees and disbursements, whether incurred in connection with actions between the parties hereto or the parties hereto and third parties (collectively, the “Indemnified Liabilities”), including, without limitation, Indemnified Liabilities arising out of or relating to (i) the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by any Lender pursuant to Article V not to fund any Loan), and (ii) any Environmental Liability. If and to the extent that the foregoing indemnification may be unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable Law. This Section 10.4(a) shall not apply with respect to Taxes other than any Taxes that represent Indemnified Liabilities arising from any non-Tax claim.

(b) Reimbursement and Indemnification by Lenders.

(i)	To the extent that the Borrower and the Guarantors for any reason fail to pay any amount required under Section 10.4(a) to be paid by them to the Administrative Agent (or any sub-agent thereof) or any of their respective partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentages (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), or against any of their respective partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives acting for the Administrative Agent (or any such sub-agent) in connection with such capacity.

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(ii)	Each Lender shall severally indemnify the Administrative Agent for (a) any Non-Excluded Taxes and Other Taxes attributable to such Lender (including Non-Excluded Taxes and Other Taxes imposed or asserted on or attributable to amounts payable under Section 4.3(a)(i)) (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Non-Excluded Taxes and Other Taxes and without limiting the obligation of the Borrower to do so), and (b) any Taxes other than Non-Excluded Taxes and Other Taxes, in each case, that are levied, imposed or assessed on the Administrative Agent, as well as any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes are correctly or legally asserted by the relevant Governmental Authority. Indemnification for such Taxes actually paid by the Administrative Agent shall be made within 10 days after the date the Administrative Agent makes written demand therefor.

(c) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, neither the Borrower nor any Subsidiary shall assert, and the Borrower hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnified Party referred to in Section 10.4(a) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(d) Payments. All amounts due under this Section 10.4 shall be payable not later than ten (10) Business Days after written demand therefor.

SECTION 10.5 Survival. The obligations of the Borrower (and, with respect to Section 4.3, the Administrative Agent and the Lenders) under Section 4.1, Section 4.2, Section 4.3, Section 10.3 and Section 10.4, shall in each case survive any assignment by any Lender and the occurrence of the Termination Date. The agreements in this Section 10.5 and the indemnity provision of Section 10.4(b) shall survive the resignation or replacement of the Administrative Agent, any assignment by any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. All representations and warranties made by the Borrower or any Subsidiary hereunder and in each other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith, shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or such Lender may have had notice or knowledge of any Default at the time of any borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

SECTION 10.6 Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 10.7 Headings. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

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SECTION 10.8 Execution in Counterparts, Effectiveness, Etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and the Lenders, shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.9 Governing Law; Entire Agreement. EACH LOAN DOCUMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 10.10 Successors and Assigns.

(a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided that, for the avoidance of doubt, any Lender may, at all times, assign or transfer its rights or obligations hereunder to any of its Affiliates (other than, so long as no Event of Default has occurred and is continuing, to a Disqualified Lender) in accordance with this Section 10.10; provided, further, that (i) the Borrower may not assign or transfer its rights or obligations hereunder without the consent of the Administrative Agent and each Lender and (ii) no Lender may assign or otherwise transfer any of its rights and obligations hereunder to any Person except (x) to any of its Affiliates or (y) otherwise in accordance with Section 10.10(b). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. No assignment or transfer of any Commitment or Loan shall be effective until receipt and acceptance into the Register by the Administrative Agent of a fully executed Assignment and Assumption effecting the assignment or transfer thereof, together with the required forms and certificates regarding tax matters and any fees payable in connection with such assignment, in each case, as provided in Section 10.10(b). The date of such assignment shall be referred to herein as the “Assignment Effective Date.”

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees (other than, so long as no Event of Default has occurred and is continuing, to a Disqualified Lender) all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the Loans at the time owing to it); provided that with respect to any such assignment where the “Assignee” is not an Affiliate of such Lender, such assignment shall be subject to the following condition:

(i)	Assignment and Assumption. Assignments and assumptions of Loans and Commitments by Lenders shall be effected by manual execution and delivery to the Administrative Agent of an Assignment and Assumption. Assignments made pursuant to the foregoing provision shall be effective as of the Assignment Effective Date, subject to acceptance and recording thereof in the Register by the Administrative Agent pursuant to Section 10.10(c). In connection with all assignments there shall be delivered to the Borrower and the Administrative Agent such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment and Assumption may be required to deliver pursuant to Section 4.3, together with payment to the Administrative Agent of a registration and processing fee of $3,500, which may be waived or reduced at the sole discretion of the Administrative Agent.

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(c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.10(d), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.3, 10.3 and 10.4 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender.

(d) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s office in the United States a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. The parties intend that any interest in or with respect to the Loans under this Agreement be treated as being issued and maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2), and 881(c)(2) of the Code and any United States Treasury Regulations thereunder (and any successor provisions), including without limitation under United States Treasury Regulations Section 5f.103-1(c) and Proposed Regulations Section 1.163-5 (and any successor provisions), and the provisions of this Agreement shall be construed in a manner that gives effect to such intent.

(e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(f) Administrative Agent. Any corporation or association into which the Administrative Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Administrative Agent is a party, will be and become the successor to the Administrative Agent under this Agreement and will have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

SECTION 10.11 Other Transactions. Nothing contained herein shall preclude any Lender or any of its Affiliates, from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

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SECTION 10.12 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT, ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OR THE LENDERS’ OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED FOR THE BORROWER IN SECTION 10.2. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

SECTION 10.13 Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE BORROWER IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THE LOAN DOCUMENTS.

SECTION 10.14 Confidential Information. Subject to the provisions of Section 10.15, at all times prior to the Termination Date, the Receiving Party shall keep confidential and shall not publish or otherwise disclose any Confidential Information furnished to it by the Disclosing Party, except to those of the Receiving Party’s employees, advisors or consultants who have a need to know such information to assist such Party in the performance of such Party’s obligations or in the exercise of such Party’s rights hereunder and who are subject to reasonable obligations of confidentiality consistent with this Section 10.14 (collectively, “Recipients”). Notwithstanding anything to the contrary set forth herein, (a) any Lender may disclose this Agreement and the terms and conditions hereof and any information related hereto, to (i) its Affiliates, (ii) potential and actual assignees of any of such Lender’s rights hereunder and (iii) potential and actual investors in, or lenders to, such Lender (including, in each of the foregoing cases, such Person’s employees, advisors or consultants); provided that in each case, unless an Event of Default has occurred and is continuing, each such Recipient shall be subject to reasonable obligations of confidentiality; and (b) the Borrower may disclose this Agreement and the terms and conditions hereof and information related hereto, to potential or actual permitted acquirers or assignees, collaborators and other (sub)licensees, permitted subcontractors, investment bankers, accountants, financial and legal advisors, investors, lenders (including, in each of the foregoing cases, such Person’s employees, advisors or consultants who have a need to receive and review such information); provided that in each case, each such Recipient shall be subject to reasonable obligations of confidentiality. In addition to the foregoing, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary in order to comply with applicable Laws (including any securities law or regulation or the rules of a securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance, provided that the Receiving Party (x) will only disclose those portions of the Confidential Information that are necessary or required to be so disclosed, and (y) to the extent legally permissible, will notify the Disclosing Party of the Receiving Party’s intent to make any disclosure pursuant thereto sufficiently prior to making such disclosure so as to allow the Disclosing Party time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed. For the avoidance of doubt, nothing in this Section 10.14 shall prohibit any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority.

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SECTION 10.15 Exceptions to Confidentiality. The Receiving Party’s obligations set forth in this Agreement shall not extend to any Confidential Information of the Disclosing Party:

(a) that is or hereafter becomes part of the public domain (other than as a result of a disclosure by the Receiving Party or its Recipients in violation of this Agreement);

(b) that is received from a Third Party without restriction on disclosure and without, to the knowledge of the Receiving Party, breach of any agreement between such Third Party and the Disclosing Party;

(c) that the Receiving Party can demonstrate by competent evidence was already in its possession without any limitation on disclosure prior to its receipt from the Disclosing Party;

(d) that is generally made available to Third Parties by the Disclosing Party without restriction on disclosure; or

(e) that the Receiving Party can demonstrate by competent evidence was independently developed by the Receiving Party without use of or reference to the Confidential Information.

SECTION 10.16 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrower and the Guarantors or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 11.1 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 4.5 (subject to the terms of Section 4.4(e)), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower or any Guarantor under any Debtor Relief Law or any proceedings arising out of or in connection with an Insolvency Event; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 11.1 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 4.4(e), any Lender may, with the consent of the Lenders, enforce any rights and remedies available to it and as authorized by the Lenders.

SECTION 10.17 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower or any Guarantor is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its sole discretion) to be repaid to a trustee, receiver, receiver-manager, monitor or any other party, in connection with any proceeding under any Debtor Relief Law, any proceedings arising out of or in connection with an Insolvency Event or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the federal funds rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

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SECTION 10.18 Electronic Execution of Assignments and Certain Other Documents. The words “execute”, “execution”, “signed”, “signature” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Article XI
ADMINISTRATIVE AGENT

SECTION 11.1 Appointment and Authority.

(a) Each of the Lenders hereby irrevocably appoints OrbiMed Opportunities (CA) V LLC to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any Guarantor shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

(b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Borrower and the Guarantors to secure any of the Obligations, together with such powers and discretion as are incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 11.5 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Agreement, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of Article X (including Section 10.4(b)), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents and this Article XI as if set forth in full herein with respect thereto.

(c) Each of the Lenders authorizes the Administrative Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Administrative Agent under or in connection with the Loan Documents together with any other incidental rights, powers, authorities and discretions.

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SECTION 11.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower, any Guarantor or any Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

SECTION 11.3 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action or to exercise any of the rights or powers vested in it by this Agreement at the request or direction of the Lenders, pursuant to the provisions of this Agreement, unless such Lenders shall have offered to the Administrative Agent security or indemnity (satisfactory to the Administrative Agent in its sole and absolute discretion) against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction, or that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower and any of the Subsidiaries that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Lenders or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. Subject to the proviso in Section 11.3(b), to the extent the Administrative Agent is permitted to take any discretionary action hereunder or under any Loan Document, it shall take such action if instructed in writing to do so by the Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary under the circumstances). The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given in writing to the Administrative Agent by the Borrower, or a Lender.

The Administrative Agent shall have the right to request instructions from the Lenders or, as required, each of the Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary under the circumstances). If the Administrative Agent shall request instructions from the Lenders or each of the Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary under the circumstances), as the case may be, with respect to any act or action (including the failure to act) in connection with this Agreement or any other Loan Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Lenders or such other number or percentage of the Lenders, as the case may be, and the Administrative Agent shall not incur any liability to any Person by reason of so refraining. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

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The Administrative Agent shall have no liability for any action taken, or errors in judgment made, in good faith by it or any of its officers, employees or agents, unless it shall have been negligent in ascertaining the pertinent facts. The permissive rights of the Administrative Agent to do things enumerated in this Agreement shall not be construed as a duty and, with respect to such permissive rights, the Administrative Agent shall not be answerable in respect thereof other than for its gross negligence or willful misconduct. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder.

Neither the Administrative Agent nor any of its directors, officers, employees, agents or Affiliates shall be responsible for nor have any duty to monitor the performance or any action of the Borrower or any Guarantor, or any of their directors, members, officers, agents, Affiliates or employee, nor shall it have any liability in connection with the malfeasance or nonfeasance by such party. The Administrative Agent may assume performance by all such Persons of their respective obligations. The Administrative Agent shall have no enforcement or notification obligations relating to breaches of representations or warranties of any other Person.

The Administrative Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future Law or regulation or Governmental Authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility.

SECTION 11.4 Reliance by the Administrative Agent.

(a) The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower or the Subsidiaries), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(b) Reliance by the Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic loan notices) purportedly given by or on behalf of the Borrower or any of the Guarantors even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower and the Guarantors shall indemnify the Administrative Agent, each Lender and their respective partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower or any Guarantor; provided that such indemnity shall not, as to any Person be available to the extent that such losses, costs, expenses or liabilities are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Person. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

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SECTION 11.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives. The rights, benefits and privileges (including the exculpatory and indemnification provisions) of Article X and this Article XI shall apply to any such sub-agent and to the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by the Administrative Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Borrower, the Guarantors and the Lenders, (ii) any modification to such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be effective as against such sub-agent without its written consent thereto, and (iii) such sub-agent shall only have obligations to the Administrative Agent and not to the Borrower or any Guarantor, Lender or any other Person and none of the Borrower, the Guarantors, the Lenders or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such subagent.

SECTION 11.6 Resignation or Removal of the Administrative Agent. The Administrative Agent may resign as the Administrative Agent at any time by giving thirty (30) days advance notice thereof to the Lenders and the Borrower and, thereafter, the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. Upon any such resignation, the Lenders shall have the right to appoint a successor Administrative Agent. No less than thirty (30) days following the delivery of such written notice, the Lenders shall have the right with the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed; provided, that no consent of the Borrower shall be required if an Event of Default has occurred and is continuing) to appoint a successor Administrative Agent, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, with whom the Lenders shall be dealing on an arm’s length basis. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent. After any retiring Administrative Agent’s resignation hereunder as the Administrative Agent or upon a removal of the Administrative Agent upon the written request of the Lenders, the provisions of this Section 11.6 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent. If no successor has accepted appointment as the Administrative Agent by the date which is thirty (30) days following delivery of written notice of resignation or removal, the retiring Administrative Agent’s resignation or removal shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Lenders appoint a successor agent as provided for above.

SECTION 11.7 Non-Reliance on the Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their respective partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their respective partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

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SECTION 11.8 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower or any Guarantor, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 10.4) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, receiver-manager, monitor, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 10.4.

In addition, the Lenders hereby irrevocably authorize the Administrative Agent, based upon the written instruction of the Lenders, to (a) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Debtor Relief Laws, including under Section 363 of the Bankruptcy Code of the United States or any similar laws in any other jurisdictions to which the Borrower or any Guarantor is subject, or (b) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any other sale or foreclosure conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Lenders shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims being estimated for such purpose if the fixing or liquidation thereof would not unduly delay the ability of the Administrative Agent to credit bid and purchase at such sale or other disposition of the Collateral and, if such claims cannot be estimated without unduly delaying the ability of the Administrative Agent to credit bid, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the asset or assets purchased by means of such credit bid) and the Lenders whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the asset or assets so purchased (or in the Capital Securities of the acquisition vehicle or vehicles that are used to consummate such purchase). Except as provided above and otherwise expressly provided for herein or in the other Loan Documents, the Administrative Agent will not execute or deliver a release of any Lien on any Collateral. Upon written request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to, and in accordance with, this Section. Each Secured Party whose Obligations are credit bid under this Section shall be entitled to receive interests in the Collateral or any other asset acquired in connection with such credit bid (or in the Capital Securities of the acquisition vehicle or vehicles that are used to consummate such acquisition) on a ratable basis in accordance with the percentage obtained by dividing (y) the amount of Obligations of such Secured Party that were credit bid in such credit bid by (z) the aggregate amount of all Obligations that were credit bid in such credit bid.

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Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

SECTION 11.9 Collateral and Guarantee Matters. The Lenders irrevocably authorize the Administrative Agent:

(a) to release any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document (i) upon the Termination Date, (ii) that is sold or otherwise disposed of to a Person that is not the Borrower or any Guarantor as part of or in connection with any sale or other Disposition permitted hereunder and under the other Loan Documents or any Casualty Event, in each case in accordance with Section 7.5 of the Security Agreement, (iii) owned by a Guarantor upon release of such Guarantor from its obligations under its Guarantee pursuant to Section 11.9(b) or (iv) as approved in accordance with Section 10.1; and

(b) to release any Guarantor from its obligations under the Guarantee (i) upon the Termination Date or (ii) if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents.

Upon written request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guarantee, pursuant to this Section 11.9.

In the event that any Collateral shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Collateral, the Administrative Agent is hereby expressly authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction. In the event that the Administrative Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties or to any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

The Administrative Agent shall have no obligation to give, execute, deliver, file, record, authorize or obtain any financing statements, notices, instruments, documents, agreements, consents or other papers as shall be necessary to (i) create, preserve, perfect or validate any security interest granted to the Administrative Agent pursuant to the Loan Documents or (ii) enable the Administrative Agent to exercise and enforce its rights under the Loan Documents with respect to any such pledge and security interest. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by the Borrower or any Guarantor in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

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SECTION 11.10 Erroneous Payments.

(a) If the Administrative Agent notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment Recipient”), that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 11.10 and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the federal funds rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender, or any Person who has received funds on behalf of a Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i)	it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error or mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)	such Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 11.10(b)(ii).

(c) Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).

(d) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Loan Documents with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any Guarantor; provided that this Section 11.10 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any Guarantor for the purpose of making such Erroneous Payment.

70

(e) To the extent permitted by applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

(f) Each party’s obligations, agreements and waivers under this Section 11.10 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

THE ONCOLOGY INSTITUTE, INC., as the Borrower

By: /s/ Daniel Virnich
Name: Daniel Virnich
Title: Chief Executive Officer

Signature Page to Credit Agreement

ORBIMED OPPORTUNITIES (CA) V LLC, as the Initial Lender

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: President, Treasurer and Secretary

ORBIMED OPPORTUNITIES (CA) V LLC, as the Administrative Agent

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: President, Treasurer and Secretary

Signature Page to Credit Agreement

SCHEDULE 1.01

PC ENTITIES

PC Entity	Jurisdiction of Organization
The Oncology Institute CA, a Professional Corporation	California
The Oncology Institute FL, LLC	Florida
TOI FL MSO, LLC	Florida
The Oncology Institute TX, a Professional Association	Texas
The Oncology Institute OR, a Professional Corporation	Oregon

Schedule 1.01

SCHEDULE 2.1

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Total Commitment Amount	Applicable Percentage
ORBIMED OPPORTUNITIES (CA) V LLC	$75,000,000	100%
TOTAL:	$75,000,000	100%

Schedule 2.1

SCHEDULE 6.7(A)

LITIGATION

None.

Schedule 6.7(a)

SCHEDULE 6.8

EXISTING SUBSIDIARIES

Loan Party	Subsidiary	Jurisdiction of Subsidiary	Number of Shares/Units Pledged	Percentage Ownership	Percentage Pledged
The Oncology Institute, Inc.	The Oncology Institute, LLC.	Delaware	N/A	100%	100%
The Oncology Institute, LLC.	TOI Management, LLC	Delaware	N/A	100%	100%
TOI Management, LLC	The Oncology Institute of Hope and Innovation Patient Safety Organization, LLC	California	N/A	100%	100%

Schedule 6.8

SCHEDULE 6.15(A)

INTELLECTUAL PROPERTY

Trademarks:

Trademark	Appl. #	Reg. #	Status	Country of Reg.	Appl. Dt	Reg. Dt	Goods and Services	Owner	Security Interest Information
Oncology Atlas	99536465		Pending	USA	December 8, 2025		Providing temporary use of a non-downloadable web application for database management, electronic data storage, analyzing and compiling clinical data related to oncology and hematology care; providing temporary use of a non-downloadable web application for collecting, detecting, comparing, calculating, analyzing, displaying, and storing clinical data related to oncology and hematology care	TOI Management, LLC	Int. Class 42
The Oncology Atlas	99536472		Pending	USA	December 8, 2025		Providing temporary use of a non-downloadable web application for database management, electronic data storage, analyzing and compiling clinical data related to oncology and hematology care; providing temporary use of a non-downloadable web application for collecting, detecting, comparing, calculating, analyzing, displaying, and storing clinical data related to oncology and hematology care	TOI Management, LLC	Int. Class 42

Schedule 6.15(a)

Trademark	Appl. #	Reg. #	Status	Country of Reg.	Appl. Dt	Reg. Dt	Goods and Services	Owner	Security Interest Information
TOI Oncology Atlas	99536476		Pending	USA	December 8, 2025		Providing temporary use of a non-downloadable web application for database management, electronic data storage, analyzing and compiling clinical data related to oncology and hematology care; providing temporary use of a non-downloadable web application for collecting, detecting, comparing, calculating, analyzing, displaying, and storing clinical data related to oncology and hematology care	TOI Management, LLC	Int. Class 42
Oncology Nexus	99536449		Pending	USA	December 8, 2025		Providing temporary use of a non-downloadable web application for database management, electronic data storage, analyzing and compiling clinical data related to oncology and hematology care; providing temporary use of a non-downloadable web application for collecting, detecting, comparing, calculating, analyzing, displaying, and storing clinical data related to oncology and hematology care.	TOI Management, LLC	Int. Class 42

Trademark	Appl. #	Reg. #	Status	Country of Reg.	Appl. Dt	Reg. Dt	Goods and Services	Owner	Security Interest Information
The Oncology Nexus	99536458		Pending	USA	December 8, 2025		Providing temporary use of a non-downloadable web application for database management, electronic data storage, analyzing and compiling clinical data related to oncology and hematology care; providing temporary use of a non-downloadable web application for collecting, detecting, comparing, calculating, analyzing, displaying, and storing clinical data related to oncology and hematology care.	TOI Management, LLC	Int. Class 42
TOI Oncology Nexus	99536462		Pending	USA	December 8, 2025		Providing temporary use of a non-downloadable web application for database management, electronic data storage, analyzing and compiling clinical data related to oncology and hematology care; providing temporary use of a non-downloadable web application for collecting, detecting, comparing, calculating, analyzing, displaying, and storing clinical data related to oncology and hematology care.	TOI Management, LLC	Int. Class 42

SCHEDULE 6.16

MATERIAL AGREEMENTS

1.	McKesson Specialty Health Value Program Agreement, dated as of July 1, 2022 by and between McKesson Specialty Care Distribution LLC and TOI Management, LLC.
2.	The Lynx Technologies Contract and Order Form, dated as of May 6, 2016, in each case between McKesson Specialty Care Distribution LLC and TOI Management, LLC.
3.	Agreement and Plan of Merger, dated as of June 28, 2021, by and among DFP Healthcare Acquisitions Corp., Orion Merger Sub I, Inc., Orion Merger Sub II, LLC and TOI Parent, Inc.
4.	Warrant Agreement, dated March 10, 2020, by and between DFP Healthcare Acquisitions Corp. and Continental Stock Transfer & Trust Company, as warrant agent.
5.	Amended and Restated Registration Rights agreement by and among DFP Healthcare Acquisitions Corp., DFP Sponsor LLC and certain other parties thereto.
6.	Amended and Restated Management Services Agreement, dated January 12, 2021, by and between TOI Management, LLC and The Oncology Institute CA, as amended.
7.	Registration Rights Agreement, dated as of August 9, 2022, by and among The Oncology Institute, Inc. and Deerfield Partners L.P.
8.	Registration Rights Consent, Amendment, and Waiver, dated as of August 9, 2022, by and among Deerfield Private Design Fund IV, L.P., Deerfield Partners, L.P., M33 Growth I L.P., TOI M, LLC, and Oncology Care Partners, LLC.
9.	Registration Rights Agreement, dated March 26, 2025, by and among the Company and the Investors signatory thereto.

Schedule 6.16

SCHEDULE 6.22

DEPOSIT AND DISBURSEMENT ACCOUNTS

Bank Name	Account number masked	Account Type	Legal Owner Short Name	Bank address
JP Morgan Chase		Stand Alone	The Oncology Institute, Inc.	383 Madison Avenue New York, NY 10179
JP Morgan Chase		Consolidation – Master Concentration	TOI Management, LLC	383 Madison Avenue New York, NY 10179
JP Morgan Chase		Stand Alone	The Oncology Institute CA	383 Madison Avenue New York, NY 10179
JP Morgan Chase		Sub-Consolidation	The Oncology Institute CA	383 Madison Avenue New York, NY 10179
JP Morgan Chase		Collection	The Oncology Institute CA	383 Madison Avenue New York, NY 10179
JP Morgan Chase		Sub-Consolidation	The Oncology Institute FL, LLC	383 Madison Avenue New York, NY 10179
JP Morgan Chase		Collection	The Oncology Institute FL, LLC	383 Madison Avenue New York, NY 10179
JP Morgan Chase		A/P	TOI Management, LLC	383 Madison Avenue New York, NY 10179
JP Morgan Chase		A/P	The Oncology Institute CA	383 Madison Avenue New York, NY 10179
JP Morgan Chase		A/P	The Oncology Institute FL, LLC	383 Madison Avenue New York, NY 10179
JP Morgan Chase		Stand Alone	The Oncology Institute of Hope and Innovation Patient Safety Organization, LLC	383 Madison Avenue New York, NY 10179
JP Morgan Chase		Savings/Invest	The Oncology Institute, Inc.	383 Madison Avenue New York, NY 10179
Valley National Bank		Stand Alone	The Oncology Institute FL, LLC	1125 East Bay Dr, Largo, FL 33770
Wells Fargo Bank		Consolidation	TOI Management, LLC	420 Montgomery Street, San Francisco, CA 94104
Wells Fargo Bank		A/P	The Oncology Institute CA	420 Montgomery Street, San Francisco, CA 94104
JP Morgan Chase		Money Market	TOI Management, LLC	383 Madison Avenue New York, NY 10179
JP Morgan Chase		A/P	TOI Management, LLC	383 Madison Avenue New York, NY 10179

Schedule 6.22

JP Morgan Chase	Collection	TOI Management, LLC	383 Madison Avenue New York, NY 10179
JP Morgan Chase	Collection	The Oncology Institute FL, LLC	383 Madison Avenue New York, NY 10179
JP Morgan Chase	Money Market	TOI Management, LLC	383 Madison Avenue New York, NY 10179
JP Morgan Chase	Collection	The Oncology Institute OR, a Professional Corporation	383 Madison Avenue New York, NY 10179
JP Morgan Chase	Collection	The Oncology Institute OR, a Professional Corporation	383 Madison Avenue New York, NY 10179
JP Morgan Chase	Collection	The Oncology Institute OR, a Professional Corporation	383 Madison Avenue New York, NY 10179
JP Morgan Chase	Money Market	TOI Management, LLC	383 Madison Avenue New York, NY 10179
JP Morgan Chase	INTRADAY INVESTMENT	TOI Management, LLC	383 Madison Avenue New York, NY 10179
JP Morgan Chase	Sub-Consolidation	The Oncology Institute TX, a Professional Association	383 Madison Avenue New York, NY 10179
JP Morgan Chase	A/P	The Oncology Institute TX, a Professional Association	383 Madison Avenue New York, NY 10179
JP Morgan Chase	Collection	The Oncology Institute TX, a Professional Association	383 Madison Avenue New York, NY 10179
JP Morgan Chase	Collection	The Oncology Institute TX, a Professional Association	383 Madison Avenue New York, NY 10179
Wells Fargo Bank	Collection	TOI FL MSO, LLC	420 Montgomery Street, San Francisco, CA 94104
Wells Fargo Bank	A/P	TOI FL MSO, LLC	420 Montgomery Street, San Francisco, CA 94104
Wells Fargo Bank	Collection	TOI FL MSO, LLC	420 Montgomery Street, San Francisco, CA 94104
Wells Fargo Bank	A/P	TOI FL MSO, LLC	420 Montgomery Street, San Francisco, CA 94104
Wells Fargo Bank	Collection	TOI FL MSO, LLC	420 Montgomery Street, San Francisco, CA 94104
Wells Fargo Bank	A/P	TOI FL MSO, LLC	420 Montgomery Street, San Francisco, CA 94104

SCHEDULE 8.2(A)

INDEBTEDNESS TO BE PAID

1.	All indebtedness under that certain Facility Agreement, dated as of August 9, 2022, by and among The Oncology Institute, Inc., a Delaware corporation, the other Loan Parties (as defined therein) party thereto, the Lenders (as defined therein), and Deerfield Partners L.P., as agent for itself and the other Secured Parties (as defined herein).

Schedule 8.2(A)

SCHEDULE 8.2(B)

EXISTING INDEBTEDNESS

All indebtedness secured by the Existing Liens set forth on Schedule 8.3(B) attached hereto.

Schedule 8.2(B)

SCHEDULE 8.3(B)

EXISTING LIENS

Debtor	Secured Party	UCC Filing Date	UCC Filing Number	Jurisdi ction	Collateral
TOI MANAGEMENT, LLC	SIEMENS FINANCIAL SERVICES INC	5.19.2019	20193250888	DE	Equipment
TOI MANAGEMENT, LLC	ASD SPECIALTY HEALTHCARE, LLC	2.10.2020	20200982563	DE	Inventory
TOI MANAGEMENT, LLC	INTEGRATED COMMERCIALIZ ATION SOLUTIONS, LLC	2.10.2020	20201064072	DE	Inventory
TOI MANAGEMENT, LLC	LEAF CAPITAL FUNDING, LLC	10.05.2022	20228319279	DE	Equipment
TOI MANAGEMENT, LLC	BIOCARE, INC.	12.19.2024	20248904169	DE	All Assets[1]
TOI MANAGEMENT, LLC	CARDINAL HEALTH 108 LLC	02.17.2026	20261294384	DE	All business Assets[2]

______________________

1 In accordance with Section 7.18(c)(i) of the Credit Agreement, this UCC filing is to be amended or terminated.

2 In accordance with Section 7.18(c)(ii) of the Credit Agreement, this UCC filing is to be amended or terminated.

SCHEDULE 8.5(A)

INVESTMENTS

None.

SCHEDULE 10.2

NOTICE INFORMATION

If to the Borrower:

Attn: Minh Hoang Merchant Chief Legal Officer

18000 Studebaker Rd., Ste. 800

Cerritos, CA 90703

Tel. 415.650.7377

Email: minhmerchant@theoncologyinstitute.com; legal@theoncologyinstitute.com

If to the Administrative Agent:

OrbiMed Opportunities (CA) V LLC c/o OrbiMed Advisors LLC 601 Lexington Avenue, 54th Floor

New York, NY 10022

Attention: OrbiMed Credit Reporting Email: RoSCreditOps@OrbiMed.com

with a copy to (which shall not constitute notice):

Covington & Burling LLP

30 Hudson Yards

New York, NY 10001-2170

Attention: Peter A. Schwartz

Email: pschwartz@cov.com

Telephone: (212) 841-1268

If to the Lender:

To OrbiMed Opportunities (CA) V LLC at:

c/o OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor New York, NY 10022

Attention: OrbiMed Credit Reporting Email: RoSCreditOps@OrbiMed.com

with a copy to (which shall not constitute notice):

Covington & Burling LLP

30 Hudson Yards

New York, NY 10001-2170

Attention: Peter A. Schwartz

Email: pschwartz@cov.com

Telephone: (212) 841-1268

EXHIBIT A

FORM OF PROMISSORY NOTE

$75,000,000	July 1, 2026

FOR VALUE RECEIVED, THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to ORBIMED OPPORTUNITIES (CA) V LLC, a Delaware limited liability company (together with its Affiliates, successors, transferees and assigns, the “Lender”), on the Maturity Date, the aggregate principal sum of SEVENTY-FIVE MILLION DOLLARS ($75,000,000), or, if less, the aggregate unpaid principal amount of the Loans (and any continuation thereof) made (or continued) by the Lender pursuant to the Credit Agreement, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the lenders party thereto (including the Lender) and ORBIMED OPPORTUNITIES (CA) V LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise defined herein or the context otherwise requires, terms used in this Note have the meanings provided in the Credit Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity upon demand, until paid in full, at the rates per annum and on the dates specified in the Credit Agreement, as well as any other amounts that may be due to the Lender upon maturity (whether by acceleration or otherwise) under or in respect of this Note.

Payments of both principal and interest are to be made in U.S. Dollars in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

This Note is referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security and guarantee for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of the unpaid principal amount of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Any prepaid principal of this Note may not be reborrowed.

All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. REQUESTS FOR INFORMATION REGARDING THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY ON THE LOANS MAY BE DIRECTED TO THE BORROWER IN CARE OF MINH HOANG MERCHANT, IN ACCORDANCE WITH SECTION 10.2 OF THE CREDIT AGREEMENT.

THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK, AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[ Signature Page Follows ]

2

THE ONCOLOGY INSTITUTE, INC.

By:__________________________

Name:

Title:

Signature Page to Promissory Note

EXHIBIT B

FORM OF LOAN REQUEST

[DATE]

OrbiMed Opportunities (CA) V LLC
c/o OrbiMed Advisors LLC
601 Lexington Avenue, 54th Floor
New York, NY 10022
Attention: Matthew Rizzo

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time and in effect on the date hereof, the “Credit Agreement”), by and among THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and ORBIMED OPPORTUNITIES (CA) V LLC, a Delaware limited liability company (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”), as Administrative Agent for the Lenders.

Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

Pursuant to the provisions of Section 2.2 of the Credit Agreement, the Borrower hereby requests the Loan with a principal amount of $[●] to be made on [●] (the “Proposed Disbursement Date”), which Loan shall be evidenced by that certain Promissory Note dated as of July 1, 2026 in the aggregate original principal amount of up to $75,000,000.

The undersigned, solely in [his/her] capacity as an Authorized Officer of the Borrower, hereby represents and warrants to the Lender that:

(a) the proceeds of the proposed Loan are to be used for the purposes set forth in Section 7.7 of the Credit Agreement;

(b) bank account details and wire transfer instructions for disbursement of the proceeds of the proposed Loan are set forth on Schedule A hereto;

(c) no Default has occurred and is continuing or would result from the proposed Loan;

(d) all conditions required to be satisfied, as set forth in Article V of the Credit Agreement, as applicable, as of the Closing Date for the making of the Loan requested hereby have been, and are, fully satisfied; and

(e) the representations and warranties contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, each of which representation or warranty is true and correct in all respects), before and after giving effect to the making of the proposed Loan and to the application of the proceeds thereof, as though made on and as of the date hereof, except to the extent that they relate specifically to an earlier specified date (in which case they are true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, each of which representation or warranty is true and correct in all respects) on and as of such earlier date).

The officer signing below is an Authorized Officer of the undersigned and is authorized to request the Loan contemplated hereby and issue this Loan Request on behalf of the undersigned.

[ Signature Page Follows ]

2

Very truly yours,

THE ONCOLOGY INSTITUTE, INC.,

as the Borrower

By: ____________________

         Name:

          Title:

3

[Signature Page to Loan Request]

Schedule A

Disbursement / Wire Instructions

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE THE ONCOLOGY INSTITUTE, INC. COMPUTATION DATE: [ ] [ ]

This Compliance Certificate (this “Certificate”) is delivered pursuant to Section 7.1(d) of the Credit Agreement, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), ORBIMED OPPORTUNITIES (CA) V LLC, a Delaware limited liability company (the “Initial Lender”), and each other lender that may from time to time become a party thereto (each, including the Initial Lender, and together with their Affiliates, successors, transferees and assignees, the “Lenders”), and ORBIMED OPPORTUNITIES (CA) V LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Certificate have the meanings provided in the Credit Agreement.

This Certificate relates to the [calendar month][Fiscal Quarter][Fiscal Year] commencing on [ ] [ ], 20[ ] and ending on [ ] [ ], 20[ ] (such latter date being the “Computation Date”).

The undersigned, the chief financial or accounting Authorized Officer of the Borrower, is duly authorized to execute and deliver this Certificate on behalf of the Borrower. By executing this Certificate, the undersigned hereby certifies to the Administrative Agent and the Lenders that as of the Computation Date:

(a)   [Attached hereto as Annex I are the unaudited company-prepared reports of (i) the Net Revenue for such calendar month, for the year-to-date portion of the applicable Fiscal Year and for the trailing 12-month period ending as of the Computation Date, and including in comparative form the figures for the corresponding calendar month in, and the year-to-date portion of, and for the trailing 12-month period ending as of the last day of the corresponding month in, the immediately preceding Fiscal Year and (ii) the Liquidity as of the Computation Date, and at the end of the corresponding calendar month in the preceding Fiscal Year;]1

[Attached hereto as Annex II is (i) an unaudited consolidated balance sheet of the Consolidated Group as of the end of the Fiscal Quarter ended as of the Computation Date and consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows of the Consolidated Group for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of the Fiscal

_________________

1 INCLUDE FOR MONTHLY FINANCIAL DELIVERABLES PURSUANT TO SECTION 7.1(a).

Quarter ended as of the Computation date and (ii) the number of employees as of the last day of the Fiscal Quarter ended as of the Computation Date;]2

[Attached hereto as Annex II is the consolidated balance sheet of the Consolidated Group, and the related consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows of the Consolidated Group for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by independent public accountants acceptable to the Lenders, which shall include a statement that, in performing the examination necessary to deliver the audited financial statements of the Consolidated Group, no knowledge was obtained of any Event of Default;]3

(b)   The financial statements or reports, as applicable, delivered with this Certificate in accordance with Section 7.1(a), (b) or (c) of the Credit Agreement, as applicable, have been prepared in accordance with GAAP, consistently applied, and present fairly the consolidated financial condition of the Borrower and the Subsidiaries (subject to the absence of footnotes and to normal year-end audit adjustments in the case of unaudited financial statements).

(c)   [As of the Computation Date, the Borrower and the Guarantors are in compliance in all respects with the financial covenant set forth in Section 8.4 of the Credit Agreement. Set forth on Attachment 1 hereto are calculations showing compliance with such financial covenant as of the Computation Date.]4

(d) No Default has occurred and is continuing [except as set forth on Attachment [2] hereto, which includes a description of the nature and period of existence of such Default and what action the Borrower or any of the Subsidiaries has taken, is taking or proposes to take with respect thereto].

(e)   Subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to Section 7.1(d) of the Credit Agreement and prior to the date hereof, none of the Borrower or any Subsidiary has formed or acquired any new Subsidiary [except as set forth on Attachment [3] hereto, in which case such new Subsidiary has complied with the requirements of Section 7.8 of the Credit Agreement].

(f)    Subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to Section 7.1(d) of the Credit Agreement and prior to the date hereof, none of the Borrower or any Subsidiary has acquired any real property [except as set forth on Attachment [4] hereto, in which case the Borrower or such Subsidiary has complied with the requirements of Section 7.8 of the Credit Agreement with respect to such real property].

_____________________

2 INCLUDE FOR QUARTERLY FINANCIAL DELIVERABLES ONLY.

3 INCLUDE FOR ANNUAL FINANCIAL DELIVERABLES ONLY.

4 INCLUDE FOR MONTHLY FINANCIAL DELIVERABLES COMMENCING WITH THE MONTH ENDING DECEMBER 31, 2027.

(g)   As of the Computation Date, no rental payments on any leased real property of the Borrower and its Subsidiaries are more than 30 days past due [except as set forth on Attachment [5] hereto, which includes a description of the payment amounts that are past due, the amount of days such payments are past due and the action that the Borrower or such Subsidiary has taken or proposes to take with respect thereto].

(h)   [Attached hereto as Attachment [6] is a report listing all Patents, Trademarks or Copyrights in which the Borrower or its Subsidiaries has obtained an interest during the Fiscal Quarter ended as of the Computation Date.]5

(i) [Attached hereto as Attachment [7] is a report listing (i) all Material Agreements entered into by the Borrower or any Subsidiary during the Fiscal Quarter ending as of the Computation Date, and (ii) all existing Material Agreements amended or terminated during the Fiscal Quarter ending as of the Computation Date.] 6

[ Signature Page Follows ]

_________________

5 INCLUDE FOR QUARTERLY AND ANNUAL FINANCIAL DELIVERABLES ONLY.

6 INCLUDE FOR QUARTERLY FINANCIAL DELIVERABLES ONLY.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its chief financial or accounting Authorized Officer as of the date first above written.

THE ONCOLOGY INSTITUTE, INC.

By: _____________________

Name:

Title:

[ Signature Page to Compliance Certificate ]

Annex I

Monthly Deliverables

[Annex II]

[Quarterly or Annual Deliverables]

[Attachment 1]

[Attachment 2]

[Attachment 3]

[Attachment 4]

[Attachment 5]

[Attachment 6]

[Attachment 7]

EXHIBIT D

FORM OF GUARANTEE

This GUARANTEE, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, this “Guarantee”), is made by the entities listed on Schedule I hereto (together with any additional Persons named pursuant to Section 5.5 below, each a “Guarantor” and collectively the “Guarantors”), in favor of ORBIMED OPPORTUNITIES (CA) V LLC, a Delaware limited liability company (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”), as Administrative Agent for the Secured Parties (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower; and

WHEREAS, in order to induce the Lenders to make or continue to make, as the case may be, the Loans under the Credit Agreement, the Guarantors are required to execute and deliver this Guarantee.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans to the Borrower, each Guarantor hereby agrees, for the benefit of the Secured Parties, as follows.

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guarantee, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Borrower” is defined in the first recital.

“Credit Agreement” is defined in the first recital.

“Guarantee” is defined in the preamble.

“Guarantor” is defined in the preamble.

“Obligor” is defined in Section 2.1(a).

“Secured Parties” means, collectively, the Administrative Agent and the Lenders, and “Secured Party” means any one of them.

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guarantee, including its preamble and recitals, have the meanings provided in the Credit Agreement.

ARTICLE II

GUARANTEE PROVISIONS

SECTION 2.1. Guarantee. Each Guarantor jointly and severally, absolutely, unconditionally and irrevocably:

(a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, and performance of all Obligations of the Borrower and each other Guarantor (each, an “Obligor”) now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable Default rate as provided in Section 3.5 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable Law following the institution of a proceeding under bankruptcy, insolvency or similar Laws), fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and

(b) indemnifies and holds harmless each Secured Party for any and all costs and expenses (including the reasonable fees and out-of-pocket expenses of counsel to such Secured Party) incurred by such Secured Party in enforcing any rights under this Guarantee which are payable under Sections 10.3 and 10.4 of the Credit Agreement, except to the extent such amounts arise or are incurred as a consequence of such Secured Party’s own gross negligence or willful misconduct; provided that each Guarantor shall only be liable under this Guarantee for the maximum amount of such liability that can be hereby incurred without rendering this Guarantee, as it relates to such Guarantor, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guarantee constitutes a guarantee of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that the Secured Parties exercise any right, assert any claim or demand or enforce any remedy whatsoever against such Guarantor or any other Person before or as a condition to the obligations of such Guarantor becoming due hereunder.

SECTION 2.2. Reinstatement, Etc. Each Guarantor agrees that this Guarantee shall continue to be effective or be reinstated (including on or after the Termination Date), as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, including upon the occurrence of any Event of Default set forth in Section 9.1(h) of the Credit Agreement or otherwise, all as though such payment had not been made.

SECTION 2.3. Guarantee Absolute, Etc. This Guarantee shall in all respects be a continuing, absolute, unconditional and irrevocable guarantee of payment, and shall remain in full force and effect until (unless reinstated pursuant to Section 2.2 above) the Termination Date has occurred. Each Guarantor guarantees that the Obligations shall be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. The liability of each Guarantor under this Guarantee shall be absolute, unconditional and irrevocable irrespective of:

(a) any lack of validity, legality or enforceability of any Loan Document;

(b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against such Guarantor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including such Guarantor and any other Guarantor) of, or collateral securing, any Obligations;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation, or any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to, or waiver or release of, or addition to, or consent to or departure from, any other guarantee held by the Secured Parties securing any of the Obligations; or

(f) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor (including any Guarantor) (other than the defense of payment in full in cash).

SECTION 2.4. Setoff. Each Guarantor hereby irrevocably authorizes each Secured Party without the requirement that any notice be given to such Guarantor (such notice being expressly waived by such Guarantor), upon the occurrence and during the continuance of any Event of Default, to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) each Guarantor hereby grants to the Secured Parties a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with or on behalf of the Administrative Agent on behalf of the Secured Parties. Each Secured Party agrees to notify such Guarantor after any such set-off and application made by it; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Secured Parties under this Section 2.4 are in addition to other rights and remedies (including other rights of setoff under applicable Law or otherwise) which the Secured Parties may have.

SECTION 2.5. Waiver, Etc. Each Guarantor waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guarantee and any requirement that the Secured Parties protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Obligor or any other Person (including any Guarantor) or entity or any collateral securing the Obligations, as the case may be.

SECTION 2.6. Postponement of Subrogation, Etc. Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall such Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Obligor or Guarantor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to such Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent, for the benefit of the Secured Parties, in the exact form received by such Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 2.7; provided that, if such Guarantor has made payment to the Administrative Agent of all or any part of the Obligations and the Termination Date has occurred, then, at such Guarantor’s request, the Administrative Agent will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor or Guarantor (or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guarantee to the Administrative Agent.

SECTION 2.7. Payments; Application. Each Guarantor agrees that all obligations of such Guarantor hereunder shall be paid solely in U.S. Dollars to the Administrative Agent and the Lenders in immediately available funds, without set-off, counterclaim or other defense and in accordance with the Credit Agreement, including Article III, Article IV and Article X thereof, free and clear of and without deduction for any Non-Excluded Taxes, such Guarantor hereby agreeing to comply with and be bound by the provisions of the Credit Agreement, including Article III, Article IV and Article X thereof, in respect of all payments and application of such payments made by it hereunder and the provisions of which Articles and Sections are hereby incorporated into and made a part of this Guarantee by this reference as if set forth herein; provided that references to the “Borrower” in such Articles and Sections shall be deemed to be references to such Guarantor, and references to “this Agreement” in such Articles and Sections shall be deemed to be references to this Guarantee.

ARTICLE III

REPRESENTATIONS AND WARRANTIES.

In order to induce the Secured Parties to enter into the Credit Agreement and make the Loans thereunder, each Guarantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, as set forth below.

SECTION 3.1. Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to such Guarantor and its properties, are true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, each of which representation or warranty is true and correct in all respects) as of the Closing Date, if applicable (except to the extent that any representation or warranty relates specifically to an earlier specified date, in which case they are true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, each of which representation or warranty is true and correct in all respects) on and as of such earlier date), and each such representation and warranty set forth in such Article VI (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, is hereby incorporated into this Guarantee by this reference as though specifically set forth in this Article III.

SECTION 3.2. Financial Condition, Etc. Each Guarantor has knowledge of the Borrower’s and each other Guarantor’s financial condition and affairs and has adequate means to obtain from each such Person on an ongoing basis information relating thereto and to each such Person’s ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guarantee is in effect. Each Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of the Borrower or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of each such Person that might become known to the Secured Parties at any time, whether or not any Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor, of the Obligations.

SECTION 3.3. Best Interests. It is in the best interests of each Guarantor to execute this Guarantee inasmuch as each Guarantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lenders pursuant to the Credit Agreement, and each Guarantor agrees that the Lenders are relying on this representation in agreeing to make the Loans to the Borrower.

ARTICLE IV

COVENANTS, ETC.

SECTION 4.1. Covenants. Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements,

covenants and obligations contained in the Credit Agreement (including Articles VII and VIII of the Credit Agreement) which are applicable to such Guarantor or its properties, and each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article IV, together with all related definitions and ancillary provisions, is hereby incorporated into this Guarantee by this reference as though specifically set forth in this Article IV.

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.1. Loan Document. This Guarantee is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. This Guarantee shall remain in full force and effect until the Termination Date has occurred, shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Secured Parties; provided that such Guarantor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of the Secured Parties. Without limiting the generality of the foregoing, to the extent permitted by the Credit Agreement, a Lender may assign or otherwise transfer (in whole or in part) its Commitment, Note or Loans held by it to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under each Loan Document (including this Guarantee) or otherwise.

SECTION 5.3. Amendments, Etc. No amendment to or waiver of any provision of this Guarantee, nor consent to any departure by any Guarantor from its obligations under this Guarantee, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Guarantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be given or made as set forth in Section 10.2 of the Credit Agreement.

SECTION 5.5. Additional Guarantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Guarantor” hereunder with the same force and effect as if it were originally a party to this Guarantee and named as a “Guarantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Guarantor hereunder, and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.

SECTION 5.6. Release of Guarantors. Subject to Section 2.2 of this Guarantee, (a) if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents or (b) upon the occurrence of the Termination Date, the guarantees made herein shall automatically terminate with respect to (i) such Guarantor (in the case of clause (a)) or (ii) all Guarantors (in the case of clause (b)).

SECTION 5.7. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

SECTION 5.8. Further Assurances. Each Guarantor agrees, upon the written request of the Administrative Agent, to execute and deliver to the Administrative Agent, from time to time, any additional instruments or documents deemed to be reasonably necessary by the Administrative Agent to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

SECTION 5.9. Section Captions. Section captions used in this Guarantee are for convenience of reference only and shall not affect the construction of this Guarantee.

SECTION 5.10. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guarantee or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 5.11. Governing Law, Entire Agreement, Etc. THIS GUARANTEE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Guarantee, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect hereto.

SECTION 5.12. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GUARANTOR IN CONNECTION HEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY

REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2 OF THE CREDIT AGREEMENT. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR, ON ITS OWN BEHALF, HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTEE.

SECTION 5.13. Counterparts. This Guarantee may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Guarantee shall become effective when counterparts hereof executed on behalf of each Guarantor shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Guarantee by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Guarantee.

SECTION 5.14. Waiver of Jury Trial. THE SECURED PARTIES, BY ACCEPTANCE OF THIS GUARANTEE, AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY SECURED PARTY OR ANY GUARANTOR IN CONNECTION HEREWITH. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES TO ENTER INTO THE LOAN DOCUMENTS.

[ Signature Page Follows ]

IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be duly executed and delivered by its Authorized Officer as of the date first above written.

THE ONCOLOGY INSTITUTE, LLC

By: __________________________

Name:

Title:

TOI MANAGEMENT, LLC

By: __________________________

Name:

Title:

THE ONCOLOGY INSTITUTE OF HOPE AND INNOVATION PATIENT SAFETY ORGANIZATION, LLC

By: __________________________

Name:

Title:

Schedule I - Guarantors

1.	The Oncology Institute, LLC

2.	TOI Management, LLC

3.	The Oncology Institute of Hope and Innovation Patient Safety Organization LLC

ANNEX I
to Guarantee

SUPPLEMENT TO GUARANTEE

This SUPPLEMENT, dated as of [●] (this “Supplement”), is to the Guarantee, dated as of July 1, 2026 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantee”), by the Guarantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guarantee, unless otherwise defined herein or if the context otherwise requires) from time to time party thereto, in favor of ORBIMED OPPORTUNITIES (CA) V LLC, a Delaware limited liability company (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”), as Administrative Agent for the Lenders.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of July 1, 2026 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and the Administrative Agent, the Lenders have extended Commitments to make the Loans to the Borrower; and

WHEREAS, pursuant to the provisions of Section 5.5 of the Guarantee, each of the undersigned is becoming a Guarantor under the Guarantee; and

WHEREAS, each of the undersigned desires to become a “Guarantor” under the Guarantee in order to induce the Lenders to continue to extend the Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Secured Parties, as follows.

SECTION 1. Party to Guarantee, Etc. In accordance with the terms of the Guarantee, by its signature below, each of the undersigned hereby irrevocably agrees to become a Guarantor under the Guarantee with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guarantee applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Guarantor” or “Guarantors” in the Guarantee shall be deemed to include each of the undersigned.

SECTION 2. Representations. Each of the undersigned Guarantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guarantee constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. Full Force of Guarantee. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect in accordance with its terms.

SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Supplement shall be prohibited by or invalid under such Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guarantee.

SECTION 5. Governing Law, Entire Agreement, Etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5 1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 6. Effectiveness. This Supplement shall become effective with respect to a Guarantor when a counterpart hereof executed by such undersigned Guarantor shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Supplement by email (e.g., “pdf,” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Supplement.

[ Signature Page Follows ]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By: __________________________

Name:

Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By: __________________________

Name:

Title:

Signature Page to Guarantee Supplement

EXHIBIT E

FORM OF PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, this “Security Agreement”), is made by THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), and the other entities listed on Annex A hereto (together with any other entity that may become party hereto as provided herein, each a “Grantor” and, collectively, the “Grantors”), in favor of ORBIMED OPPORTUNITIES (CA) V LLC, a Delaware limited liability company (together with its successors, transferees and assignees, the “Administrative Agent”), as Administrative Agent for the Secured Parties (as defined below).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto and the Administrative Agent, the Lenders have extended a Commitment to make Loans to the Borrower;

WHEREAS, as a condition precedent to the making of the Loan, and as an inducement for the Lenders to make the Loan, in each case under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement; and

WHEREAS, it is required under the terms of the Credit Agreement that the Grantors shall have granted, pledged and assigned the security interests and undertaken the obligations contemplated by this Security Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of the Secured Parties, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Borrower” is defined in the preamble.

“Collateral” is defined in Section 2.1.

“Collateral Accounts” is defined in Section 4.3(b).

“Computer Hardware and Software Collateral” means: (a) all of the Grantors’ computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form; (b) all software programs (including both source code, object code and all related applications and data files) designed for use on the computers and electronic data processing hardware described in clause (a) above; (c) all firmware associated therewith; (d) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and (e) all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

“Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, that provides for the Administrative Agent to have “control” (as defined in the UCC) over certain Collateral.

“Copyright Collateral” means all Copyrights, including the copyrights referred to in Item A of Schedule V, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule V, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit, which are owned or licensed by the Grantors.

“Credit Agreement” is defined in the first recital.

“Distributions” means all dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares (or other designations) of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral.

“Excluded Property” is defined in Section 2.1.

“Financing Statements” is defined in Section 3.7(b).

“General Intangibles” means all “general intangibles” and all “payment intangibles,” each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

“Grantor” and “Grantors” are defined in the preamble.

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral, the Trade Secrets Collateral, Product Agreements and Regulatory Authorizations.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any other Grantor.

“Investment Property” means, collectively, (a) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC and (b) whether or not constituting “investment property” as so defined, all Pledged Notes.

“Patent Collateral” means:

(a) all of the Grantors’ Patents throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule III;

(b) all patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clauses (a) above, including each patent license referred to in Item B of Schedule III; and

(c) all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any Patent or patent application and for breach or enforcement of any patent license.

“Permitted Liens” means all Liens permitted by Section 8.3 of the Credit Agreement.

“Pledged Notes” means all promissory notes listed on Item J of Schedule II (as such schedule may be amended or supplemented from time to time), all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

“Secured Parties” means, collectively, the Administrative Agent and the Lenders and “Secured Party” means any one of them.

“Securities Act” is defined in Section 6.2(a). “Security Agreement” is defined in the preamble.

“Trade Secrets” of a Person means all of such Person’s common law and statutory trade secrets and all other confidential, proprietary or useful information, and all know-how obtained by or used in or contemplated at any time for use in the business of such Person.

“Trade Secrets Collateral” means all of the Grantors’ Trade Secrets, whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule VI, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

“Trademark Collateral” means:

(a) (i) all of the Grantors’ Trademarks and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule IV, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or filed, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America, or any state thereof or any other country or political subdivision thereof or otherwise, and all common law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing;

(b) all Trademark licenses for the grant by or to any Grantors of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule IV;

(c) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(d) all Proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

SECTION 1.3. UCC Definitions. When used herein the terms “Account,” “Certificated Securities,” “Chattel Paper,” “Commercial Tort Claim,” “Commodity Account,” “Commodity Contract,” “Deposit Account,” “Document,” “Electronic Chattel Paper,” “Equipment,” “Goods,” “Instrument,” “Inventory,” “Letter-of-Credit Rights,” “Payment Intangibles,” “Proceeds,” “Promissory Notes,” “Securities Account,” “Security Entitlement,” “Supporting Obligations” and “Uncertificated Securities” have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. “Letters of Credit” has the meaning provided in Section 5-102 of the UCC.

ARTICLE II
SECURITY INTEREST

SECTION 2.1. Grant of Security Interest. Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of such Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located (collectively, the “Collateral”):

(a) Accounts;

(b) Chattel Paper;

(c) Commercial Tort Claims, including those listed on Item I of Schedule II (as such schedule may be amended or supplemented from time to time);

(d) Deposit Accounts;

(e) Documents;

(f) General Intangibles;

(g) Goods (including Goods held on consignment with third parties);

(h) Instruments;

(i) Investment Property;

(j) Letter-of-Credit Rights and Letters of Credit;

(k) Supporting Obligations;

(l) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

(m) all Proceeds of any of the foregoing and, to the extent not otherwise included, (i) all payments under insurance (whether or not the Administrative Agent is the loss payee thereof) in respect of Collateral and (ii) all tort claims; and

(n) all other property and rights of every kind and description and interests therein.

Notwithstanding anything to the contrary, the term “Collateral” (and all relevant defined terms that are used in the definition of Collateral) shall not include the following (collectively, the “Excluded Property”):

(i) any General Intangibles or other rights or interests, in each case arising under any contracts, instruments, leases, licenses, license agreements or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder;

(ii) Trademark applications filed in the United States Patent and Trademark Office on the basis of such Grantor’s “intent to use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(iii) any asset, the granting of a security interest in which would be void or illegal under any applicable Law or pursuant thereto would result in, or permit the termination of, such asset;

(iv) any asset subject to a Permitted Lien (other than Liens in favor of the Secured Parties) securing obligations permitted under the Credit Agreement to the extent that the grant of other Liens on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Permitted Lien, (B) would result in the loss of use of such asset or (C) would permit the holder of such Permitted Lien to terminate the Grantor’s use of such asset; and

(v) the Excluded Accounts;

provided that the property described in each of clauses (i), (iii) and (iv) above shall only be excluded from the term “Collateral” to the extent the conditions stated in such clauses are not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable Law.

SECTION 2.2. Security for Obligations. This Security Agreement and the Collateral in which the Administrative Agent, for the benefit of the Secured Parties, is granted a security interest hereunder by the Grantors secure the payment and performance of all of the Obligations.

SECTION 2.3. Grantors Remain Liable. Anything herein to the contrary notwithstanding:

(a) the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed; provided that nothing in this Security Agreement shall be deemed to increase, expand or otherwise modify any duties or obligations of any Grantor under such contracts and agreements;

(b) the exercise by any Secured Party of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c) the Secured Parties will not have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will the Secured Parties be obligated to perform any of the obligations or duties of any

Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.4. Distributions on Capital Securities; Payments on Pledged Notes. In the event that any (a) Distribution with respect to any Capital Securities or (b) payment with respect to any Pledged Notes, in each case pledged hereunder, is permitted to be paid to a Grantor (in accordance with Section 8.6 of the Credit Agreement), such Distribution or payment may be paid directly to the applicable Grantor. If any Distribution or payment is made to a Grantor in contravention of Section 8.6 of the Credit Agreement, such Grantor shall hold the same segregated and in trust for the Administrative Agent (for the benefit of the Secured Parties) until paid to the Administrative Agent in accordance with Section 4.1.5.

SECTION 2.5. Security Interest Absolute, Etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and subject to the terms of the Loan Documents and applicable Law, shall remain in full force and effect until the Termination Date. All rights of the Secured Parties and the security interests granted to the Administrative Agent (for the benefit of the Secured Parties) hereunder, and all obligations of the Grantors hereunder, shall, to the fullest extent permitted by applicable Law, in each case, be absolute, unconditional and irrevocable irrespective of:

(a) any lack of validity, legality or enforceability of any Loan Document (other than this Security Agreement);

(b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any of the Subsidiaries or any other Person (including any other Grantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Grantor) of, or Collateral securing, any Obligations;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations;

(d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives, until payment of all Obligations, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f) any addition, exchange or release of any Collateral or of any Person that is (or will become) a Grantor (including the Grantors hereunder), or any surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by the Administrative Agent, for the benefit of the Secured Parties, securing any of the Obligations; or

(g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of the Borrower or any of the Subsidiaries, any surety or any guarantor.

SECTION 2.6. Postponement of Subrogation. Each Grantor agrees that, until after the Termination Date, it shall not exercise any rights against any other Grantor which it may acquire by way of rights of subrogation under any Loan Document to which it is a party. No Grantor shall, until after the Termination Date, seek or be entitled to seek any contribution or reimbursement from the Borrower or any of the Subsidiaries, in respect of any payment made by such Grantor under any Loan Document or otherwise. Any amount paid to any Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent, for the benefit of the Secured Parties, in the exact form received by such Grantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 6.1(b); provided that, if such Grantor has made payment to the Administrative Agent of all or any part of the Obligations and the Termination Date has occurred, then at such Grantor’s request, the Administrative Agent will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against the Borrower or any of the Subsidiaries (or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to the Administrative Agent or any other Secured Party.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Secured Parties to enter into the Credit Agreement and make the Loans thereunder, the Grantors represent and warrant to the Secured Parties as set forth below.

SECTION 3.1. As to Capital Securities of the Subsidiaries, Investment Property.

(a) With respect to any Subsidiary of any Grantor that is:

(i) a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate or certificates; and

(ii) a partnership or limited liability company, no Capital Securities issued by such Subsidiary (A) is dealt in or traded on securities exchanges or in securities markets, (B) expressly provides that such Capital Securities is a security governed by Article 8 of the UCC or (C) is held in a Securities Account, except, with respect to this clause (a)(ii), Capital Securities (x) for which the Administrative Agent is the registered owner or (y) with respect to which the issuer has agreed in an authenticated record with such Grantor and the Administrative Agent to comply with any instructions of the Administrative Agent without the consent of such Grantor. Each Subsidiary party hereto that is an issuer of any Capital Securities pledged hereunder described in clause (y) above agrees that it will comply with the instructions with respect to such Capital Securities originated by Administrative Agent without the consent of any other Grantor.

(b) Each Grantor has delivered to the Administrative Agent all Certificated Securities constituting Collateral held by such Grantor in a Subsidiary on the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable) to the Administrative Agent, together with duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably satisfactory to the Administrative Agent.

(c) With respect to Uncertificated Securities constituting Collateral owned by any Grantor in a Subsidiary on the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable), such Grantor has caused the issuer thereof either to (i) register the Administrative Agent as the registered owner of such security or (ii) agree in an authenticated record with such Grantor and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Grantor (which instructions the Administrative Agent agrees not to give unless an Event of Default is continuing). Each Subsidiary party hereto that is an issuer of any Uncertificated Securities pledged hereunder above agrees that it will comply with the instructions with respect to such Uncertificated Securities originated by Administrative Agent without the consent of any other Grantor (which such instructions Administrative Agent hereby agrees not to give unless an Event of Default has occurred and is continuing).

(d) The percentage of the issued and outstanding Capital Securities of each Subsidiary pledged on the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable) by each Grantor hereunder is as set forth on Schedule I. All shares of such Capital Securities have been duly and validly issued and are fully paid and nonassessable.

(e) Each of the Intercompany Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 3.2. Grantor Name, Location, Etc. In each case as of the date hereof (or on the date such Grantor becomes a party to this Security Agreement, as applicable):

(a) (i) The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC and (ii) the address of each Grantor’s executive office and principal place of business is set forth in Item A of Schedule II.

(b) The Grantors do not have any trade names other than those set forth in Item C of Schedule II.

(c) During the twelve months preceding the date hereof (or preceding the date such Grantor becomes a party to this Security Agreement, as applicable), no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of Schedule II.

(d) Each Grantor’s federal taxpayer identification number (or foreign equivalent) is (and, during the twelve months preceding the date hereof (or preceding the date such Grantor becomes a party to this Security Agreement, as applicable), such Grantor has not had a federal taxpayer identification number (or equivalent) different from that) set forth in Item E of Schedule II.

(e) No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II.

(f) No Grantor maintains any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II.

(g) No Grantor is the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II.

(h) No Grantor has Commercial Tort Claims except as set forth on Item I of Schedule II.

(i) The name set forth on the signature page attached hereto (or the signature page of the supplement hereto by which such Grantor has become a party to this Security Agreement, as applicable) is the true and correct legal name (as defined in the UCC) of each Grantor.

SECTION 3.3. Ownership, No Liens, Etc. Each Grantor owns its Collateral free and clear of any Lien, except for (a) any security interest created by this Security Agreement and (b) Permitted Liens. Subject to Section 7.18(c) of the Credit Agreement, no effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Administrative Agent relating to this Security Agreement, Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Administrative Agent on the Closing Date.

SECTION 3.4. Possession of Inventory, Control, Etc.

(a) Each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Goods, Equipment and Inventory, other than (i) Equipment and Inventory that is in transit in the ordinary course of business, (ii) Equipment and Inventory that in the ordinary course of business is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor), it being understood that the Grantor shall, at the request of the Administrative Agent, use commercially reasonable efforts to obtain an authenticated record signed by such Person acknowledging that it holds possession of such Collateral for the Administrative Agent’s benefit and waives any Lien held by it against such Collateral, (iii) Inventory that is in the possession of a consignee in the ordinary course of business and (iv) Instruments or Promissory Notes that have been delivered to the Administrative Agent pursuant to Section 3.5. In the case of Equipment or Inventory described in clause (ii) above, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (w) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (x) issued any Document for any such Equipment or Inventory, (y) received notification of the Administrative Agent’s interest (other than the security interest granted hereunder) in any such Equipment or Inventory or (z) any Lien on any such Equipment or Inventory, except for Permitted Liens under Section 8.3(e) of the Credit Agreement.

(b) Each Grantor is the sole entitlement holder of its Deposit Accounts and no other Person (other than the Administrative Agent pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of its Deposit Accounts or any other securities or property credited thereto, other than the Excluded Accounts.

SECTION 3.5. Negotiable Documents, Instruments and Chattel Paper. Each Grantor has delivered to the Administrative Agent possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper (other than any Document, Instrument, Promissory Note or tangible Chattel Paper not exceeding $1,000,000 in principal amount individually or in the aggregate) owned or held by such Grantor on the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable).

SECTION 3.6. Intellectual Property Collateral. Except as disclosed on Schedules III through VI, with respect to any Intellectual Property Collateral:

(a) any Intellectual Property Collateral owned by any Grantor is, to the knowledge of such Grantor, valid, subsisting, unexpired, enforceable in all material respects and has not been abandoned or adjudged invalid or unenforceable in any material respect, in whole or in part;

(b) such Grantor is, to the knowledge of such Grantor, the sole and exclusive owner of the entire and unencumbered right, title and interest in and to all material Intellectual Property Collateral owned by such Grantor, subject to Permitted Liens, and to the knowledge of such Grantor, no claim has been made that the use of such Intellectual Property Collateral by such Grantor does or may, conflict with, infringe, misappropriate, dilute, misuse or otherwise violate in any material respect, any of the rights of any third party;

(c) such Grantor has made, in all material respects, the filings and recordations that are commercially reasonable to protect its interest in any Intellectual Property Collateral owned by such Grantor and necessary for the conduct of the business substantially in the manner presently conducted, including, as applicable, recordations of its material interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office (or foreign equivalent), and its claims to the Copyright Collateral in the United States Copyright Office (or foreign equivalent), and, to the extent necessary, has used proper statutory notice in connection with its use of any material Patent, Trademark and Copyright in any of the Intellectual Property Collateral;

(d) with respect to Trade Secrets owned by any Grantor, such Grantor has taken commercially reasonable steps to safeguard its Trade Secrets and, to its knowledge, (A) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated for the benefit of any other Person other than such Grantor; (B) to such Grantor’s knowledge, no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of any other Person in the course of performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any material term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any material way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral;

(e) to such Grantor’s knowledge, no third party is materially infringing upon any Intellectual Property owned or used by such Grantor;

(f) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that materially adversely affects its rights to own or use any Intellectual Property;

(g) such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property Collateral for purposes of granting a security interest or as Collateral that has not been terminated or released except as permitted under the Credit Agreement;

(h) such Grantor has executed and delivered to the Administrative Agent Intellectual Property Collateral security agreements for all material United States Copyrights, Patents and Trademarks owned by such Grantor, including all United States Copyrights, Patents and Trademarks on Schedules III through VI (as such schedules may be amended or supplemented from time to time by notice by such Grantor to the Administrative Agent);

(i) such Grantor uses commercially reasonable standards of quality in the manufacture, distribution and sale of all products sold and in the provision of all services rendered under or in connection with all Trademarks and has taken all commercially reasonable action necessary to ensure that all licensees of the Trademarks owned by such Grantor use such adequate standards of quality;

(j) the consummation of the transactions contemplated by the Credit Agreement and this Security Agreement would not reasonably be expected to result in the termination or material impairment of any of the Intellectual Property Collateral; and

(k) to such Grantor’s knowledge, such Grantor owns or is entitled to use by license, lease or other agreement, in all material respects, all Patents, Trademarks, Trade Secrets, Copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing as necessary to conduct the business and operations of such Grantor substantially in the manner presently conducted.

SECTION 3.7. Validity, Etc.

(a) This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations to the extent such security interest may be created pursuant to Article 9 of the UCC.

(b) As of the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable), each Grantor has filed or caused to be filed all UCC-1 financing statements in the filing office for each Grantor’s jurisdiction of organization listed in Item A of Schedule II (collectively, the “Financing Statements”) (or has delivered to the Administrative Agent the Financing Statements suitable for timely and proper filing in such offices) and has taken all other actions necessary for the Administrative Agent to obtain control of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC.

(c) Upon the filing of the Financing Statements with the appropriate agencies therefor the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Financing Statements in favor of the Administrative Agent to the extent that a security interest therein may be perfected by filing a financing statement pursuant to the relevant UCC, prior to all other Liens, except for Permitted Liens (in which case such security interest shall be second in priority of right only to the Permitted Liens until the obligations secured by such Permitted Liens have been satisfied).

SECTION 3.8. Authorization, Approval, Etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either:

(a) for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantors;

(b) for the perfection or maintenance of the security interests hereunder including the first priority nature of such security interest (to the extent same can be achieved by the filing of Financing Statements or, with respect to Intellectual Property

Collateral, the recordation of any agreements with the United States Patent and Trademark Office or the United States Copyright Office or, with respect to foreign Intellectual Property Collateral, the taking of appropriate action under applicable foreign Law and, with respect to after-acquired Intellectual Property Collateral, any subsequent filings in such applicable intellectual property offices) or the exercise by the Administrative Agent of its rights and remedies hereunder; or

(c) for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement, except (i) with respect to any securities issued by a Subsidiary of the Grantors, as may be required in connection with a disposition of such securities by Laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

SECTION 3.9. Best Interests. It is in the best interests of each Grantor (other than the Borrower) to execute this Security Agreement inasmuch as such Grantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lenders pursuant to the Credit Agreement, and each Grantor agrees that the Secured Parties are relying on this representation in agreeing to make such Loans pursuant to the Credit Agreement to the Borrower.

ARTICLE IV

COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1. As to Investment Property, Etc.

SECTION 4.1.1. Capital Securities of Subsidiaries. No Grantor will allow any of its Subsidiaries:

(a) that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities after the date hereof;

(b) that is a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC, or (iii) place such Subsidiary’s Capital Securities in a Securities Account; and

(c) to issue Capital Securities in addition to or in substitution for the Capital Securities pledged hereunder, except to such Grantor (and such Capital Securities are promptly pledged and delivered to the Administrative Agent pursuant to the terms of this Security Agreement).

SECTION 4.1.2. Investment Property (other than Certificated Securities).

(a) With respect to any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor, such Grantor will cause (except for Excluded Accounts), the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property or other assets pursuant to which such intermediary agrees to comply with the Administrative Agent’s instructions with respect to such Investment Property or other assets without further consent by such Grantor.

(b) With respect to any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property owned or held by any Grantor, such Grantor will cause the issuer of such securities that is not a party hereto to either (i) register the Administrative Agent as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Administrative Agent’s instructions with respect to such Uncertificated Securities without further consent by such Grantor.

SECTION 4.1.3. Certificated Securities (Stock Powers). Each Grantor agrees that all Certificated Securities constituting Collateral, including the Capital Securities delivered by such Grantor pursuant to this Security Agreement, will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Administrative Agent.

SECTION 4.1.4. Continuous Pledge. Each Grantor will (subject to the terms of the Credit Agreement) (a) deliver to the Administrative Agent all Investment Property and all Payment Intangibles to the extent that such Investment Property or Payment Intangibles are evidenced by a Document, Instrument, Promissory Note or Chattel Paper (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $1,000,000 in the principal amount, individually or in the aggregate), and (b) at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis, a security interest therein and in all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Administrative Agent possession of all originals of negotiable Documents, Instruments, Promissory Notes and Chattel Paper that it acquires following the Closing Date (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $1,000,000 in the principal amount individually or in the aggregate).

SECTION 4.1.5. Voting Rights, Dividends, Etc. Each Grantor agrees:

(a) following the Administrative Agent’s delivery of written notice of the occurrence and continuance of an Event of Default to such Grantor, and so long as such Event of Default is continuing, without any request therefor by the Administrative Agent, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all dividends and Distributions with respect to Investment Property; all interest, principal, other cash payments on Payment Intangibles;

and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Administrative Agent as additional Collateral, except for payments made in accordance with Section 8.6 of the Credit Agreement; and

(b) upon, and only during, the continuance of an Event of Default for which the Administrative Agent has provided written notice to such Grantor of its intention to exercise rights under this clause (b),

(i) with respect to Collateral consisting of general partner interests or limited liability company interests, to promptly modify its Organic Documents to admit the Administrative Agent as a general partner or member, as applicable;

(ii) that the Administrative Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and

(iii) to promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Grantor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in clause (b) above, such Grantor will have the exclusive voting power with respect to any Investment Property constituting Collateral and the Administrative Agent will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

SECTION 4.2. Change of Name, Etc. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except as otherwise permitted by the Credit Agreement.

SECTION 4.3. As to Accounts.

(a) Each Grantor shall have the right to collect all Accounts so long as no Event of Default shall have occurred and be continuing.

(b) Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of notice by the Administrative Agent to each Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit in a Deposit Account of such Grantor maintained with the Administrative Agent or that otherwise is a Controlled Account (together with any other Deposit Accounts or Controlled Accounts pursuant to which any portion of the Collateral is deposited with the Administrative Agent, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent.

(c) Following the delivery of notice pursuant to clause (b)(ii), the Administrative Agent shall have the right to apply any amount in the Collateral Accounts to the payment of any Obligations which are then due and payable in accordance with Section 4.4(b) of the Credit Agreement.

(d) With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Account are subject to a security interest as contemplated hereby, (ii) such Collateral Account shall be under the control of the Administrative Agent and (iii) following the delivery of notice pursuant to clause (b)(ii) above, the Administrative Agent shall have the sole right of withdrawal over such Collateral Account.

SECTION 4.4. As to Grantors’ Use of Collateral.

(a) Subject to clause (b) below, each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence and during the continuance of an Event of Default or, in the absence of such request, as such Grantor may deem advisable in accordance with its normal business practices, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral.

(b) At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Obligations, the Administrative Agent may, by written notice to the applicable Grantor, (i) revoke any or all of the rights of each Grantor set forth in clause (a) above, (ii) notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

(c) Upon the request of the Administrative Agent following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

(d) At any time following the occurrence and during the continuation of an Event of Default, the Administrative Agent may endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other Proceeds of any of the Collateral.

SECTION 4.5. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any material Intellectual Property Collateral owned by such Grantor material to the operations or business of such Grantor:

(a) such Grantor will not (i) do or fail to perform any act whereby any of the material Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its material licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain the quality of products and services offered under all of the Trademark Collateral at a level substantially consistent with the quality of products and services offered under such Trademark as of the date hereof, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all the Trademark Collateral has been made or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the material Copyright Collateral or any of the material Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor reasonably and in good faith determines that either (x) such material Intellectual Property Collateral is of negligible economic value to such Grantor or (y) the loss of such material Intellectual Property Collateral would not be material to such Grantor;

(b) such Grantor shall promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration or any issued Patent relating to any material item of the Intellectual Property Collateral may, in the Grantor’s reasonable commercial judgment, become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

(c) in no event will such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless such Grantor promptly informs the Administrative Agent and, upon request of the Administrative Agent (subject to the terms of the Credit Agreement), executes and delivers all agreements, instruments and documents as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in such Intellectual Property Collateral;

(d) such Grantor will take all reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof (subject to the terms of the Credit Agreement), to maintain and pursue any material application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, material Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a) or (b) or such Grantor reasonably and in good faith determines that the failure to take any such step would not have a material adverse effect on the interests of the Administrative Agent in such Intellectual Property Collateral); and

(e) such Grantor will promptly (but no less than quarterly), concurrently with the delivery of any Compliance Certificate in accordance with Section 7.1(d) of the Credit Agreement, insofar as any new Intellectual Property Collateral arises or such Grantor (or its agents, employees, designees or licensees) files an application for registration of such Intellectual Property Collateral in such quarter) execute and deliver to the Administrative Agent (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit A, Exhibit B and Exhibit C hereto, respectively, following its obtaining an interest in, or filing an application for registration of, any Patent, Trademark or Copyright, and shall execute and deliver to the Administrative Agent any other document reasonably required to evidence the Administrative Agent’s interest in any part of such item of Intellectual Property Collateral unless such Grantor shall determine in good faith (with the consent of the Administrative Agent) that any Intellectual Property Collateral is of negligible economic value to such Grantor.

SECTION 4.6. As to Letter-of-Credit Rights.

(a) Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Administrative Agent, intends to (and hereby does) collaterally assign to the Administrative Agent its rights (including its contingent rights) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee.

(b) Upon the occurrence and during the continuance of an Event of Default, such Grantor will, promptly upon request by the Administrative Agent, (i) notify (and such

Grantor hereby authorizes the Administrative Agent to notify) the issuer and each nominated Person with respect to each of the Letters of Credit of such Grantor that the Proceeds thereof have been assigned to the Administrative Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Administrative Agent and (ii) arrange for the Administrative Agent to become the transferee beneficiary of each such Letter of Credit.

SECTION 4.7. As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the Termination Date, with respect to any Commercial Tort Claim hereafter acquired in excess of $1,000,000, it shall deliver to the Administrative Agent a supplement in form and substance reasonably satisfactory to the Administrative Agent, together with all supplements to schedules thereto, identifying such new Commercial Tort Claim.

SECTION 4.8. Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $1,000,000, such Grantor shall promptly notify the Administrative Agent thereof and, at the request of the Administrative Agent, shall take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent control under Section 9-105 of the UCC of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Administrative Agent agrees with such Grantor that the Administrative Agent will arrange, pursuant to procedures satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

SECTION 4.9. Landlord Access Agreements. Each Grantor shall furnish to the Administrative Agent landlord access agreements as to locations where any books and records, or more than $500,000 of other Collateral, is stored, in form and substance reasonably satisfactory to the Administrative Agent, from each landlord, bailee or other third party to such Grantor for each such location and/or real property lease entered into by such Grantor after the date hereof.

SECTION 4.10. Further Assurances, Etc. Each Grantor agrees that, from time to time at its own expense, it will, subject to the terms of this Security Agreement, promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will:

(a) from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may request and will, from time to time upon the request of the Administrative Agent, after the occurrence and during the continuance of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Administrative Agent; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver and pledge to the Administrative Agent hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper (other than any Instruments, negotiable Documents, Promissory Notes or tangible Chattel Paper in principal amount less than $1,000,000 individually or in the aggregate) duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent;

(b) file (and such Grantor hereby authorizes the Administrative Agent to file) such Financing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3727, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Administrative Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;

(c) at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis, all Investment Property constituting Collateral, all dividends and Distributions with respect thereto, and all interest and principal with respect to Promissory Notes constituting Collateral, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

(d) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as provided in Section 4.4;

(e) not create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper reasonably acceptable to the Administrative Agent indicating that the Administrative Agent has a security interest in such Chattel Paper;

(f) furnish to the Administrative Agent, from time to time at the Administrative Agent’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail; and

(g) do all things reasonably requested by the Administrative Agent in accordance with this Security Agreement in order to enable the Administrative Agent to have and maintain control over the Collateral consisting of Investment Property, Deposit

Accounts (other than Excluded Accounts), Letter-of-Credit Rights and Electronic Chattel Paper.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by Law. Each Grantor hereby authorizes the Administrative Agent to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement. Notwithstanding anything else herein, the Administrative Agent shall not be liable for the preparation, filing or maintenance of any UCC or other applicable financing statements or instruments, all of which shall be duties of the Grantors.

ARTICLE V

THE ADMINISTRATIVE AGENT

SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably designates and appoints the Administrative Agent, on behalf of the Secured Parties, as its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent’s discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem reasonably necessary or advisable to accomplish the purposes of this Security Agreement, and:

(a) to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Collateral, all as the Administrative Agent may deem reasonably appropriate;

(b) to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;

(c) to defend, settle or compromise any action brought in respect of the Collateral and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

(d) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(e) to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(f) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(g) to sign and endorse, any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral, including, where applicable, in blank, solely to the extent required to transfer or realize upon the Collateral in accordance with the UCC;

(h) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may deem reasonably appropriate in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;

(i) to exchange any of the Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may deem reasonably appropriate;

(j) to vote for a shareholder or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Collateral into the name of the Administrative Agent (or its designee) or one or more of the Secured Parties or into the name of any transferee to whom the Collateral or any part thereof may be sold pursuant to Article VI hereof; and

(k) to perform the affirmative obligations of such Grantor hereunder.

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 5.1 is irrevocable and coupled with an interest, shall automatically cease to be exercisable upon the waiver of the applicable Event of Default.

SECTION 5.2. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent, on behalf of the Secured Parties, may (but shall not be obligated to) itself perform, or cause performance of, such agreement, that the Administrative Agent deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein to the extent provided for herein, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 10.3 of the Credit Agreement.

SECTION 5.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for:

(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters; or

(b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 5.4. Reasonable Care. The Administrative Agent shall exercise reasonable care in the custody and preservation of any Collateral in its possession; provided that the Administrative Agent shall be deemed to have exercised such reasonable care if, consistent with its standard practices and applicable law, it takes such actions for that purpose as the applicable Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default; provided further that the Administrative Agent’s failure to comply with any such request shall not, by itself, be deemed a failure to exercise reasonable care.

SECTION 5.5. Assignment by the Administrative Agent. The Administrative Agent may from time to time assign its security interest in the Collateral and any portion thereof to a successor Administrative Agent in accordance with the Credit Agreement, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Security Agreement in relation thereto.

SECTION 5.6. Administrative Agent. The provisions of Article XI of the Credit Agreement, including the rights, privileges, protections, benefits, indemnities and immunities of the Administrative Agent are incorporated herein, mutatis mutandis, as if a part hereof, and shall also apply to the Administrative Agent acting under or in connection with this Security Agreement.

SECTION 5.7. Release of Collateral. The Administrative Agent, upon the direction of the Lenders, may release any of the Collateral from this Security Agreement or may substitute any of the Collateral for other Collateral without altering, varying or diminishing in any way the force, effect, Lien, pledge or security interest of this Security Agreement as to any Collateral not expressly released or substituted, and this Security Agreement shall continue as a first priority Lien (subject to Permitted Liens) on all Collateral not expressly released or substituted.

ARTICLE VI

REMEDIES

SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

(a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Administrative Agent on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may:

(i) take possession of any Collateral not already in its possession without demand and without legal process;

(ii) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both the Administrative Agent and such Grantor;

(iii) enter onto the property where any Collateral is located and take possession thereof without demand and without legal process; and

(iv) without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at any public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by Law, at least ten (10) days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned; provided that, where practicable, the Administrative Agent shall give the Grantors prompt notice of any material adjournment.

(b) All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against all or any part of the Obligations as set forth in Section 4.4(b) of the Credit Agreement.

(c) The Administrative Agent may:

(i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder;

(ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder;

(iii) withdraw, or cause or direct the withdrawal, of all funds with respect to any Collateral Account;

(iv) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

(v) endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral;

(vi) take control of any Proceeds of the Collateral; and

(vii) execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 6.2. Securities Laws. If, after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1(a)(iv), each Grantor agrees that upon request of the Administrative Agent, such Grantor will, at its own expense:

(a) execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its best efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be reasonably necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended, and the rules and regulations of the SEC thereunder (the “Securities Act”), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by Law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are reasonably necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

(b) use its best efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as reasonably requested by the Administrative Agent;

(c) cause (or, with respect to any issuer that is not a Subsidiary of such Grantor, use its best efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable Law.

SECTION 6.3. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to

Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be made after the occurrence and during the continuance of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

ARTICLE VII

MISCELLANEOUS PROVISIONS

SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, permitted transferees and permitted assigns and shall inure to the benefit of and be enforceable by the Administrative Agent and the Secured Parties; provided that no Grantor may assign or transfer any of its rights or obligations hereunder without the prior consent of the Administrative Agent and the Lenders.

SECTION 7.3. Amendments, Etc. No amendment or modification to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be delivered or made as provided in Section 10.2 of the Credit Agreement.

SECTION 7.5. Release of Liens. Upon (a) the sale or other disposition of Collateral permitted by the terms of the Credit Agreement that causes such Collateral to become owned by one or more Persons who are not the Borrower or any Subsidiary thereof in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein in such Collateral shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such sale or termination, the Administrative Agent will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all such Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

SECTION 7.6. Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Grantor” hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement. Any schedules delivered by any additional Grantor pursuant to such supplement shall supplement the relevant schedules to this Security Agreement.

SECTION 7.7. No Waiver; Remedies. In addition to, and not in limitation of Section 2.5, no failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

SECTION 7.8. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.9. Governing Law, Entire Agreement, Etc. THIS SECURITY AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Security Agreement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7.10. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Security Agreement shall become effective when counterparts hereof executed on behalf of all of the signatories hereto, shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Security Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Security Agreement.

SECTION 7.11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS

SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GRANTOR IN CONNECTION HEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2 OF THE CREDIT AGREEMENT. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GRANTOR, ON ITS OWN BEHALF, HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

SECTION 7.12. Rights of Lenders. If the Administrative Agent has a right to take or omit to take any action hereunder, it shall exercise such right if instructed to do so by the Lenders. With respect to any discretion, consent, approval or similar such action to be made, taken, omitted to be taken or determined by the Administrative Agent under this Security Agreement (each an “Administrative Agent Determination”), such Administrative Agent Determination shall be made by the Administrative Agent at the direction of the Lenders. If the Administrative Agent has resigned and no successor Administrative Agent has been appointed pursuant to the Credit Agreement, all rights of the Administrative Agent hereunder may be exercised by the Lenders.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

THE ONCOLOGY INSTITUTE, INC.

By: ________________________

Name:

Title:

THE ONCOLOGY INSTITUTE, LLC

By: ________________________

Name:

Title:

TOI MANAGEMENT, LLC

By: ________________________

Name:

Title:

THE ONCOLOGY INSTITUTE OF HOPE AND INNOVATION PATIENT SAFETY ORGANIZATION, LLC

By: ________________________

Name:

Title:

Signature Page to Security Agreement

ORBIMED OPPORTUNITIES (CA) V LLC,

as the Administrative Agent

By: ________________________

Name: Matthew Rizzo

Title: President, Treasurer and Secretary

Signature Page to Security Agreement

ANNEX A

1.	The Oncology Institute, LLC
2.	TOI Management, LLC
3.	The Oncology Institute of Hope and Innovation Patient Safety Organization, LLC

SCHEDULE I

to Security Agreement

Subsidiary	Name of Grantor	Interest	Percentage

SCHEDULE II

to Security Agreement

Item A. Location of each Grantor.

Name of Grantor:	Location for purposes of UCC:	Executive office / principal place of business:

Item B. Filing locations last five years.

Item C. Trade names.

Name of Grantor:	Trade Names:

Item D. Merger or other corporate reorganization.

Item E. Grantor’s federal taxpayer ID numbers.

Name of Grantor:	Taxpayer ID number:

Item F. Government Contracts.

Item G. Deposit Accounts, Securities Accounts and Commodity Accounts.

Name of Grantor:	Description of Deposit Accounts, Securities Accounts and Commodity Accounts:

Item H. Letter of Credit Rights.

Item I. Commercial Tort Claims.

Item J. Pledged Notes.

SCHEDULE III

to Security Agreement

Item A. Patents

Item B. Patent Licenses

SCHEDULE IV

to Security Agreement

Item A. Trademarks

Item B. Trademark Licenses

SCHEDULE V

to Security Agreement

Item A. Copyrights/Mask Works

Item B. Copyright/Mask Work Licenses

SCHEDULE VI

to Security Agreement

Trade Secret or Know-How Licenses

Exhibit A

to the Security Agreement

(see attached.)

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [DATE] (this “Agreement”), is made by [GRANTOR], a [●], [and [GRANTOR], a [●],] (each a “Grantor” and, collectively, the “Grantors”), in favor of ORBIMED OPPORTUNITIES (CA) V LLC, a Delaware limited liability company (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”), as Administrative Agent for the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Patent Collateral to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Grantor’s right, title and interest in and to the Patent Collateral, including each patent and patent application referred to in Item A of Schedule I attached hereto and each patent license referred to in Item B of Schedule I attached hereto. Notwithstanding anything to the contrary, the Patent Collateral does not include Excluded Property.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the

Patent Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Administrative Agent for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (a) the sale or other disposition of Patent Collateral permitted by the terms of the Credit Agreement that causes such Patent Collateral to become owned by one or more Persons who are not the Borrower or any Subsidiary thereof in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Patent Collateral (in the case of clause (a)) or (ii) all Patent Collateral (in the case of clause (b)). Upon any such sale or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all such Patent Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effectiveness. This Agreement shall become effective when a counterpart hereof executed by the Grantor shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By: _____________________

Name:

Title:

Signature Page to Patent Security Agreement

SCHEDULE I

to Patent Security Agreement

Item A. Patents

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Item B. Patent Licenses

Country	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

Exhibit B

to the Security Agreement

(see attached.)

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [DATE] (this “Agreement”), is made by [GRANTOR], a [●], [and [GRANTOR], a [●],] (each a “Grantor” and, collectively, the “Grantors”), in favor of ORBIMED OPPORTUNITIES (CA) V LLC, a Delaware limited liability company (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”), as Administrative Agent for the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Trademark Collateral to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of Grantor’s right, title and interest in and to the Trademark Collateral, including those Trademarks referred to in Item A of Schedule I hereto and each Trademark license referred to in Item B of Schedule I hereto.

Notwithstanding anything to the contrary, the Trademark Collateral does not include (a) Trademark applications filed in the United States Patent and Trademark Office on the basis of such Grantor’s “intent to use” of such Trademark, unless and until acceptable evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application or (b) other Excluded Property.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Administrative Agent for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (a) the sale or other disposition of Trademark Collateral permitted by the terms of the Credit Agreement that causes such Trademark Collateral to become owned by one or more Persons who are not the Borrower or any Subsidiary thereof in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Trademark Collateral (in the case of clause (a)) or (ii) all Trademark Collateral (in the case of clause (b)). Upon any such sale or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all such Trademark Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effectiveness. This Agreement shall become effective when a counterpart hereof executed by the Grantor shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[

Signature Page Follows]

2

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By: _________________________

Name:

Title:

Signature Page to Trademark Security Agreement

SCHEDULE I

to Trademark Security Agreement

Item A. Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Item B. Trademark Licenses

Country	Trademark	Licensor	Licensee	Effective Date	Expiration Date

EXHIBIT C

to Security Agreement

(see attached.)

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [DATE] (this “Agreement”), is made by [GRANTOR], a [●], [and [GRANTOR], a [●],] (each a “Grantor” and, collectively, the “Grantors”), in favor of ORBIMED OPPORTUNITIES (CA) V LLC, a Delaware limited liability company (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”), as Administrative Agent for the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Copyright Collateral to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Grantor’s right, title and interest in and to the Copyright Collateral, including the copyrights referred to in Item A of Schedule I hereto and the copyright licenses referred to in Item B of Schedule I hereto. Notwithstanding anything to the contrary, the Copyright Collateral does not include Excluded Property.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Administrative Agent for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (a) the sale or other disposition of Copyright Collateral permitted by the terms of the Credit Agreement that causes such Copyright Collateral to become owned by one or more Persons who are not the Borrower or any Subsidiary thereof in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Copyright Collateral (in the case of clause (a)) or (ii) all Copyright Collateral (in the case of clause (b)). Upon any such sale or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all such Copyright Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effectiveness. This Agreement shall become effective when a counterpart hereof executed by the Grantor shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g., “pdf,” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By: __________________________

Name:

Title:

Signature Page to Copyright Security Agreement

SCHEDULE I

to Copyright Security Agreement

Item A. Copyrights/Mask Works

Registered Copyrights/Mask Works

Country	Registration No.	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

Item B. Copyright/Mask Work Licenses

Country	Licensor	Licensee	Effective Date	Expiration Date

ANNEX I

to Security Agreement

(see attached.)

SUPPLEMENT TO

PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of [●], 20 (this “Supplement”), is to the Pledge and Security Agreement, dated as of July 1, 2026 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement, unless otherwise defined herein or if the context otherwise requires) from time to time party thereto, in favor of ORBIMED OPPORTUNITIES (CA) V LLC, a Delaware limited liability company (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”), as Administrative Agent for the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and

WHEREAS, each of the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Lenders to continue to extend Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Secured Parties, as follows.

SECTION 1. Party to Security Agreement, Etc. In accordance with the terms of the Security Agreement, by its signature below, each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” or “Grantors” in the Security Agreement shall be deemed to include each of the undersigned.

SECTION 2. Schedules. Each of the undersigned hereby authorizes the Administrative Agent to add the information set forth on the Schedules to this Supplement to the correlative Schedules attached to the Security Agreement.

SECTION 3. Representations. Each of the undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 4. Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

SECTION 5. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Supplement shall be prohibited by or invalid under such Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

SECTION 6. Governing Law, Entire Agreement, Etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7. Effectiveness. This Supplement shall become effective with respect to a Grantor when a counterpart hereof executed by such Grantor shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Supplement by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Supplement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By: __________________________

Name:

Title:

[NAME OF ADDITIONAL SUBSIDIARY]

\

By: __________________________

Name:

Title:

Signature Page to Security Agreement Supplement

SCHEDULE I

to Security Agreement

Subsidiary	Name of Grantor	Interest	Percentage

SCHEDULE II

to Security Agreement

Item A. Location of each Grantor.

Name of Grantor:	Location for purposes of UCC:	Executive office / principal place of business:

Item B. Filing locations last five years.

Item C. Trade names.

Name of Grantor:	Trade Names:

Item D. Merger or other corporate reorganization.

Item E. Grantor’s federal taxpayer ID numbers.

Name of Grantor:	Taxpayer ID number:

Item F. Government Contracts.

Item G. Deposit Accounts, Securities Accounts and Commodity Accounts.

Name of Grantor:	Description of Deposit Accounts, Securities Accounts and Commodity Accounts:

Item H. Letter of Credit Rights.

Item I. Commercial Tort Claims.

Item J. Pledged Notes.

Name of Grantor:	Description of Pledged Notes:

SCHEDULE III

to Security Agreement

Item A. Patents

Item B. Patent Licenses

SCHEDULE IV

to Security Agreement

Item A. Trademarks

Item B. Trademark Licenses

SCHEDULE V

to Security Agreement

Item A. Copyrights/Mask Works

Item B. Copyright/Mask Work Licenses

SCHEDULE VI

to Security Agreement

Trade Secret or Know-How Licenses

EXHIBIT F

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [ASSIGNOR] (the “Assignor”) and [ASSIGNEE] (the “Assignee”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement, dated as of July 1, 2026 (as amended or otherwise modified from time to time, the “Credit Agreement”), among The Oncology Institute, Inc., a Delaware corporation (the “Borrower”), [Assignor][OrbiMed Lender, a [ ]] (the “Initial Lender”), each other lender that may from time to time become a party thereto (each, including the Initial Lender, a “Lender” and collectively, the “Lenders”) and OrbiMed Opportunities (CA) V LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the Credit Agreement and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor: ___________________________

2.	Assignee: _______________________________

Assignee is [an Affiliate of Assignor]

3.	Borrower: The Oncology Institute, Inc.

4.	Administrative Agent: OrbiMed Opportunities (CA) V LLC

5.	Credit Agreement: Credit Agreement, dated as of July 1, 2026, among the Borrower, the Administrative Agent and the Lenders.

6.	Assigned Interests:

Assignor	Assignee	Aggregate Amount of Loans/ Commitments for all Lenders	Amount of Loans/ Commitments Assigned	Percentage Assigned of Loans/ Commitments

7.	Assignor and Assignee Assigned Interests following Assignment:

Lender	Total Loans/ Commitments	Percentage of Total Loans/ Commitments for all Lenders

Total:		100.0%

[Signature Page Follows]

Effective Date:_____________________

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[ASSIGNOR]

By ____________________________

Name: ________________________

Title: _________________________

ASSIGNEE

[ASSIGNEE]

By:___________________________

Name: _______________________

Title: _________________________

ANNEX 1

STANDARD TERMS AND CONDITIONS

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) is not a defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Parent, the Borrower, any of the Parent’s Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Parent, the Borrower, any of the Parent’s Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1(b) and (c) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, and (vii) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (x) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (y) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) shall be made to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date shall be made to the Assignee. Notwithstanding anything to the contrary contained herein, payments of expenses payable to the Assignee pursuant to Section 10.3 of the Credit Agreement shall be made to the Administrative Agent on behalf of the Assignee.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or in electronic (PDF) format shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT G-1

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), ORBIMED OPPORTUNITIES (CA) V LLC (the “Initial Lender”) and each other lender that may from time to time become a party hereto (each, including the Initial Lender, and together with their Affiliates, successors, transferees and assignees, the “Lenders”), and ORBIMED OPPORTUNITIES (CA) V LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Pursuant to the provisions of Section 4.3(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a 10 percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: ______________________
Name: Title:

Date: _________  ___, 20[ ]

EXHIBIT G-2

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of July 1, 2026 (as amended,supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), ORBIMED OPPORTUNITIES (CA) V LLC (the “Initial Lender”) and each other lender that may from time to time become a party hereto (each, including the Initial Lender, and together with their Affiliates, successors, transferees and assignees, the “Lenders”), and ORBIMED OPPORTUNITIES (CA) V LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Pursuant to the provisions of Section 4.3(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a 10 percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: ______________________
Name: Title:

Date: _________  ___, 20[ ]

EXHIBIT G-3

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), ORBIMED OPPORTUNITIES (CA) V LLC (the “Initial Lender”) and each other lender that may from time to time become a party hereto (each, including the Initial Lender, and together with their Affiliates, successors, transferees and assignees, the “Lenders”), and ORBIMED OPPORTUNITIES (CA) V LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Pursuant to the provisions of Section 4.3(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a 10 percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: ______________________
Name: Title:

Date: _________  ___, 20[ ]

EXHIBIT G-4

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of July 1, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE ONCOLOGY INSTITUTE, INC., a Delaware corporation (the “Borrower”), ORBIMED OPPORTUNITIES (CA) V LLC (the “Initial Lender”) and each other lender that may from time to time become a party hereto (each, including the Initial Lender, and together with their Affiliates, successors, transferees and assignees, the “Lenders”), and ORBIMED OPPORTUNITIES (CA) V LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Pursuant to the provisions of Section 4.3(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a 10 percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: ______________________
Name: Title:

Date: _________  ___, 20[ ]